AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 11, 2003

                                       INVESTMENT COMPANY ACT FILE NO. 811-21175

================================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ----------------
                                    FORM N-2

                          REGISTRATION STATEMENT UNDER

                         THE SECURITIES ACT OF 1933                     [ ]
                         PRE-EFFECTIVE AMENDMENT NO.                    [ ]
                       POST-EFFECTIVE AMENDMENT NO. __                  [ ]
                                     AND/OR

                          REGISTRATION STATEMENT UNDER


                      THE INVESTMENT COMPANY ACT OF 1940                [ ]
                               AMENDMENT NO. 1                          [X]

                        (Check Appropriate Box or Boxes)

                                ----------------

                     Evergreen Managed Strategies Fund, LLC
               (Exact Name of Registrant As Specified in Charter)

                               200 Berkeley Street

        Registrant's Telephone Number, including Area Code: (800)343-2898
                                ----------------
                                 ---------------
                     Evergreen Managed Strategies Fund, LLC
                             Michael H. Koonce, Esq.
                               200 Berkeley Street

                        Boston, Massachusetts 02116-5034
                     (Name and Address of Agent for Service)
                                ----------------
                                 With copies to:

                             David C. Mahaffey, Esq.
                            Sullivan & Worcester LLP
                               1666 K Street, N.W.
                             Washington, D.C. 20006
                                ----------------

This Registration Statement has been filed by Registrant pursuant to Section 8(b) of the Investment Company Act of 1940, as amended. Interests in Registrant are not being registered under the Securities Act of 1933 (the "1933 Act") and will be issued solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of, and/or Regulation D under, the 1933 Act. Investments in Registrant may only be made by individuals or entities meeting the definition of an "accredited investor" in Regulation D under the 1933 Act and an "Eligible Investor" as described in this Registration Statement. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, Interests in Registrant.

================================================================================

         Information to be included in Part A is set forth in Part A to this Registration Statement in the private placement memorandum that follows.

         Information to be included in Part B is set forth in Part B to this Registration Statement.

         Information to be included in Part C is set forth under the appropriate item, so numbered in Part C to this Registration Statement.

THE INFORMATION IN THIS PRIVATE PLACEMENT MEMORANDUM IS NOT COMPLETE AND MAY BE CHANGED. THIS PRIVATE PLACEMENT MEMORANDUM IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.


Private Placement                               Dated: ________, 2003
Memorandum Number:____________                  Name of Offeree:_______________




                          PRIVATE PLACEMENT MEMORANDUM

                     EVERGREEN MANAGED STRATEGIES FUND, LLC

                       Limited Liability Company Interests

                       Minimum Initial Investment: $50,000

         In making an investment decision, an investor must rely upon his, her or its own examination of Evergreen Managed Strategies Fund, LLC (the "Fund") and the terms of the offering, including the merits and risks involved, of the limited liability company interests (the "Interests") described in this private placement memorandum ("Private Placement Memorandum"). The Interests have not been registered with, or approved or disapproved by, the Securities and Exchange Commission (the "Commission") or any other U.S. Federal or state governmental agency or regulatory authority or any national securities exchange. No agency, authority or exchange has passed upon the accuracy or adequacy of this Private Placement Memorandum or the merits of an investment in the Interests. Any representation to the contrary is a criminal offense.

         Wachovia Corporation and its subsidiaries, including its bank subsidiaries, make no representation as to, and specifically disclaim any responsibility for, the Fund's financial position and future prospects. The Interests are not savings accounts or deposits and are not issued or guaranteed by the Federal Deposit Insurance Corporation, the Bank Insurance Fund, or any other government agency and are neither guaranteed by nor constitute obligations of Wachovia Corporation or its subsidiaries, including its bank subsidiaries.

                                TO ALL INVESTORS

         The Interests have not been and will not be registered under the Securities Act of 1933, as amended (the "Securities Act") or the securities laws of any state. The offering contemplated by this Private Placement Memorandum will be made in reliance upon an exemption from the registration requirements of the Securities Act for offers and sales of securities that do not involve any public offering, and analogous exemptions under state securities laws. This Private Placement Memorandum will not constitute an offer to sell or the solicitation of an offer to buy nor will any sale of Interests be made in any jurisdiction in which the offer, solicitation or sale is not authorized or to any person to whom it is unlawful to make the offer, solicitation or sale. A prospective investor should rely only on the information contained in or incorporated by reference in this Private Placement Memorandum. No person has been authorized to make any representations concerning the Fund that are inconsistent with those contained in this Private Placement Memorandum. An investor should not assume that the information provided by this Private Placement Memorandum is accurate as of any date other than the date on the front of this Private Placement Memorandum.

         This Private Placement Memorandum constitutes an offer only if the name of the offeree appears in the appropriate space provided on the cover page of this Private Placement Memorandum. This Private Placement Memorandum is intended solely for the use of the person to whom it has been delivered for the purpose of evaluating a possible investment by the recipient in the Interests and is not to be reproduced or distributed to any other persons (other than professional advisers of the prospective investor receiving this document). Prospective investors should not construe the contents of this Private Placement Memorandum as legal, tax or financial advice. Each prospective investor should consult his, her or its own professional advisers as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund for the investor.

         This Private Placement Memorandum is a summary only and does not purport to be complete. Accordingly, this Private Placement Memorandum is qualified in its entirety by reference to the Fund's Limited Liability Company Agreement (the "Operating Agreement") and the other agreements, documents, statutes and regulations attached hereto or referred to herein.


         If you purchase Interests in the Fund, you will become bound by the terms and conditions of the Operating Agreement. A copy of the Operating Agreement is attached as Appendix A to this Private Placement Memorandum.


         The Interests are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Operating Agreement, the Securities Act and applicable state securities laws, pursuant to registration or exemption from these provisions.

         The Interests are subject to investment risks, including the possible loss of the entire investment, and are available only to persons willing and able to bear the economic risks of an investment in the Fund.

         For Florida Investors

         If the investor is not a bank, a trust company, a savings institution, an insurance company, a dealer, an investment company as defined in the Investment Company Act of 1940, as amended, a pension or profit-sharing trust, or a qualified institutional buyer (as defined in Rule 144A under the Securities
Act), the investor acknowledges that any sale of the Interests to the investor is voidable by the investor either within three days after the first tender of consideration is made by the investor to the issuer, or an agent of the issuer, or within three days after the availability of that privilege is communicated to the investor, whichever occurs later.

         (Continued from Cover Page)

         The Fund. The Fund is a newly organized limited liability company registered as a non-diversified, closed-end investment company under the Investment Company Act of 1940, as amended (the "1940 Act").


         Investment Adviser. Evergreen Investment Management Company, LLC ("EIMC" or the "Adviser") serves as the Fund's investment adviser. EIMC has been managing mutual funds and private accounts since 1932 and manages over $113 billion in assets for 105 of the Evergreen Funds as of December 31, 2002.

         Sub-Adviser. The Adviser has retained Ivy Asset Management Corp., a Delaware corporation and subsidiary of The Bank of New York Company, Inc. ("Ivy Asset Management" or the "Sub-Adviser"), to act as an investment sub-adviser to the Fund. Pursuant to an agreement between the Adviser and the Sub-Adviser, the Sub-Adviser will assist the Adviser in the selection and monitoring of Portfolio Funds (defined below).


         Investment Program. The Fund's investment objective is to seek capital appreciation. The Fund will primarily invest its assets in private hedge funds ("Portfolio Funds") that primarily invest or trade in U.S. equity and/or debt securities. In particular, the Fund expects to invest in Portfolio Funds that follow one of three broad strategies, including: (1) value-oriented directional equity investing (including short selling), (2) special situations investing (including merger arbitrage and distressed securities investing) and (3) non-directional hedging strategies (including convertible hedging and arbitrage, basis and spread trading and relative value trading). In seeking to achieve its investment objective, the Fund intends to allocate its assets among a select group of Portfolio Funds managed by alternative asset managers ("Portfolio Managers") that employ primarily one of the foregoing investment strategies. The Adviser expects to allocate the Fund's assets among 15-30 Portfolio Funds.

         The Fund anticipates that the investment strategies employed by the Portfolio Funds will include taking long or short positions, engaging in arbitrage activities or using leverage in connection with investment and trading. Certain of the Portfolio Funds may also invest to a limited extent in foreign securities. The Fund will diversify its investments among multiple Portfolio Funds and will select Portfolio Managers which possess different investment strategies in an attempt to reduce the investment risk associated with an investment in any particular Portfolio Fund.


         Portfolio Managers may invest and trade in a wide range of instruments and markets, including, but not limited to, U.S. and non-U.S. equities and equity-related instruments, currencies, financial futures, derivative instruments and fixed income and other debt-related instruments.


         Restrictions on Transfer. With very limited exceptions, Interests are not transferable and liquidity will be provided only through repurchase offers which may be made from time to time by the Fund as determined by the Board of Directors of the Fund (the "Board") in its sole discretion. See "Repurchases of Interests and Transfers."


         Repurchases of Interests. To provide a limited degree of liquidity to investors, the Fund from time to time will offer to repurchase its outstanding Interests pursuant to written tenders by investors. Repurchase offers will be made at such times and on such terms as may be determined by the Board in its sole discretion. The Adviser expects that it will recommend to the Board that the Fund offer to repurchase Interests twice each year, as of the last business day of March and September. A Member must complete twelve consecutive months as a Member before the Fund will repurchase the Member's Interest or a portion thereof.


         The Fund's Operating Agreement provides that the Fund will be dissolved if the Interest of any investor that has submitted a written request for repurchase of its Interest, in accordance with the terms of the Operating Agreement, has not been repurchased by the Fund within a period of two years after the investor's request. See "Repurchases of Interests and Transfers."


         Investment Qualifications. Interests are being offered only to investors that represent that they are natural persons or companies (other than investment companies) that have a net worth (or in the case of individuals, a joint net worth with their spouse) of more than $1,500,000 or that they meet certain other qualification requirements ("Eligible Investors"). The minimum initial investment in the Fund by any investor is $50,000, and the minimum additional investment in the Fund by any investor is $10,000. Investors generally must hold their Interests through the Placement Agent or through a broker or dealer that has entered into a selling agreement with the Placement Agent. Interests are being offered only to investors that are U.S. persons for Federal income tax purposes and may not be purchased by charitable remainder trusts. See "Investor Qualifications." This investment is appropriate only for investors who can tolerate a high degree of risk. It is possible that an investor may lose some or all of his or her investment.


                                ----------------

         The Fund's Interests do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.


         The Private Placement Memorandum sets forth concisely the information about the Fund that a prospective investor ought to know before investing. Investors are advised to read and retain it for future reference. A Statement of Additional Information dated ________, 2003, containing additional information about the Fund has been filed with the Commission and is incorporated by reference in its entirety into this Private Placement Memorandum. A copy of the Statement of Additional Information, the table of contents of which appears on page ___ of the Private Placement Memorandum, may be obtained without charge by writing the Fund ____________________________ at 200 Berkeley Street, Boston, Massachusetts 02116 or by calling (800)__________. The Commission maintains a website at http://www.sec.gov that contains the Statement of Additional Information and other information about the Fund.

Table of Contents

                                   (continued)



                                        2

                                Table of Contents

                                                                                                               Page

                                      - 5 -

NOTICE TO INVESTORS...............................................................................................6
PRIVATE PLACEMENT MEMORANDUM SUMMARY..............................................................................7
FEES AND EXPENSES................................................................................................20
THE FUND 21
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.........................................................22
RISK FACTORS.....................................................................................................29
MANAGEMENT OF THE FUND...........................................................................................42

OTHER INVESTMENT STRATEGIES AND TECHNIQUES OF

         THE PORTFOLIO FUNDS.....................................................................................44
INVESTOR QUALIFICATIONS..........................................................................................49
REPURCHASES OF INTERESTS AND TRANSFERS...........................................................................50
CAPITAL ACCOUNTS.................................................................................................54
PORTFOLIO TRANSACTIONS...........................................................................................56
CONFLICTS OF INTEREST............................................................................................58
DETERMINATION OF NET ASSET VALUE.................................................................................61
FEDERAL TAXATION.................................................................................................62
SUBSCRIPTIONS FOR INTERESTS......................................................................................65
CUSTODIAN, TRANSFER AGENT, AND REGISTRAR.........................................................................68
INDEPENDENT AUDITOR..............................................................................................68
LEGAL COUNSEL....................................................................................................68
GENERAL INFORMATION..............................................................................................68
SUMMARY OF THE OPERATING AGREEMENT...............................................................................69
FURTHER INFORMATION..............................................................................................71
TABLE OF CONTENTS of the STATEMENT OF ADDITIONAL INFORMATION......................................................i
APPENDIX A......................................................................................................A-1



                               NOTICE TO INVESTORS

         Admission as an investor in the Fund is not open to the general public. The Fund is not intended to be a complete investment program and is designed only for persons who are able to bear the economic risk of their investment. A subscriber's investment in the Fund is required to be $50,000 or greater, which requirement may be waived by the Fund in its sole discretion. The Fund has been designed exclusively for investment by individuals or institutions that are (1) "accredited investors", as defined in Regulation D under the Securities Act ("Accredited Investors"), who either alone or with a purchaser representative (as defined by Rule 501 under the Securities Act) have such knowledge or experience in financial and business matters that they are capable of evaluating the merits and risks of an investment in the Fund and (2) "qualified clients" within the meaning of Rule 205-3 under the Investment Advisers Act of 1940, as amended ("Advisers Act") ("Qualified Clients").

         Each  subscriber  must  represent  and  warrant  in  the   Subscription
Agreement that, among other things, such subscriber is financially sophisticated, has reviewed and understands the risks of an investment in the Fund and is an Accredited Investor and a Qualified Client. Investors with questions as to whether they qualify should refer to the more detailed information set forth in the Subscription Agreement and, thereafter, should refer such questions to representatives of the Fund or their own legal or financial advisers. Subscriptions will not be accepted from investors if acceptance of such subscription would result in noncompliance with Regulation D, Rule 205-3 or applicable state securities laws.

         An investment in the Fund will not be appropriate for a prospective investor unless the investor has sufficient liquid financial resources so that the purchase of an Interest would constitute an appropriate diversification of the investor's portfolio. Investors should carefully review the Subscription Agreement for a more detailed explanation of investment requirements. All subscriptions are subject to the Fund's acceptance. The Fund may reject any subscription, in whole or in part, at its sole discretion.

         Irrespective of his or her financial resources, no prospective investor should consider investing in the Fund without the financial experience and expertise necessary to evaluate the merits and risks of an investment in the Fund.

         INVESTORS WITH QUESTIONS AS TO WHETHER THEY QUALIFY TO MAKE AN INVESTMENT IN THE FUND ARE URGED TO REFER SUCH QUESTIONS TO THE REPRESENTATIVES OF THE FUND OR THEIR OWN LEGAL ADVISERS. THESE ARE SPECULATIVE SECURITIES. INTERESTS SHOULD BE PURCHASED ONLY WITH A PORTION OF AN INVESTOR'S RISK CAPITAL.

                      PRIVATE PLACEMENT MEMORANDUM SUMMARY

         This summary highlights some information from this Private Placement Memorandum. It does not contain all of the information that may be important to you and is qualified in its entirety by reference to more detailed information set forth herein and in the Statement of Additional Information, the Fund's Operating Agreement, a copy of which is attached hereto as Appendix A, and the other documents and agreements referred to herein all of which should be reviewed carefully. Investors should carefully consider information set forth under the section entitled "Risk Factors." All capitalized terms used but not defined herein have the meanings given to them in the Operating Agreement.

The Fund                                          Evergreen     Managed
                                                  Strategies   Fund,   LLC  (the
                                                  "Fund")  is a newly  organized
                                                  limited    liability   company
                                                  registered         as        a
                                                  non-diversified,    closed-end
                                                  investment  company  under the
                                                  1940 Act.  The Fund is managed
                                                  by EIMC.

                                                  The Fund is a "fund of  funds"
                                                  that   provides  a  means  for
                                                  investors  to  participate  in
                                                  investments  in private  hedge
                                                  funds  by  providing  a single
                                                  portfolio   comprised  of  the
                                                  securities of underlying hedge
                                                  funds.

                                                  o      The Fund is intended to
                                                         give  its  shareholders
                                                         access to a variety  of
                                                         hedge   funds  and  the
                                                         benefits   of   reduced
                                                         risk            through
                                                         diversification.

                                                  o      An   investment   in  a
                                                         single   professionally
                                                         managed      investment
                                                         vehicle  eliminates the
                                                         need for  investors  to
                                                         monitor   or   purchase
                                                         securities           in
                                                         individual hedge funds.

                                                  Investors who purchase limited
                                                  liability company interests in
                                                  the Fund  ("Interests") in the
                                                  offering,  and  other  persons
                                                  who acquire  Interests and are
                                                  admitted  to the  Fund  by its
                                                  Board   of   Directors    (the
                                                  "Board"),  will become Members
                                                  of the  Fund.  Interests  will
                                                  not be  registered  under  the
                                                  Securities Act.

Investment Objective and                          The Fund's investment
Principal Strategies                              objective is to seek capital
                                                  appreciation. The Fund will
                                                  primarily invest its assets in
                                                  Portfolio Funds that
                                                  primarily  invest  or trade in
                                                  U.S.    equity   and/or   debt
                                                  securities. In particular, the
                                                  Fund   expects  to  invest  in
                                                  Portfolio  Funds  that  follow
                                                  one of three broad strategies,
                                                  including:  (1) value-oriented
                                                  directional  equity  investing
                                                  (including short selling), (2)
                                                  special  situations  investing
                                                  (including   merger  arbitrage
                                                  and   distressed    securities
                                                  investing)       and       (3)
                                                  non-directional        hedging
                                                  strategies          (including
                                                  convertible     hedging    and
                                                  arbitrage,  basis  and  spread
                                                  trading  and  relative   value
                                                  trading).    In   seeking   to
                                                  achieve     its     investment
                                                  objective, the Fund intends to
                                                  allocate  its  assets  among a
                                                  select   group  of   Portfolio
                                                  Funds   managed  by  Portfolio
                                                  Managers that employ primarily
                                                  one    of    the     foregoing
                                                  investment   strategies.   The
                                                  Adviser  expects  to  allocate
                                                  the Fund's  assets among 15-30
                                                  Portfolio Funds.

                                                  The Fund  anticipates that the
                                                  investment strategies employed
                                                  by the  Portfolio  Funds  will
                                                  include  taking  long or short
                                                  positions,     engaging     in
                                                  arbitrage  activities or using
                                                  leverage  in  connection  with
                                                  investment     and    trading.
                                                  Certain of the Portfolio Funds
                                                  may also  invest  to a limited
                                                  extent in foreign  securities.
                                                  The Fund  will  diversify  its
                                                  investments   among   multiple
                                                  Portfolio   Funds   and   will
                                                  select   Portfolio    Managers
                                                  which    possess     different
                                                  investment  strategies  in  an
                                                  attempt    to    reduce    the
                                                  investment   risk   associated
                                                  with  an   investment  in  any
                                                  particular Portfolio Fund.


                                                  Portfolio Funds may invest and
                                                  trade  in  a  wide   range  of
                                                  instruments    and    markets,
                                                  including, but not limited to,
                                                  U.S. and non-U.S. equities and
                                                  equity-related    instruments,
                                                  currencies, financial futures,
                                                  derivative   instruments   and
                                                  fixed    income    and   other
                                                  debt-related instruments.  See
                                                  "INVESTMENT    OBJECTIVE   AND
                                                  PRINCIPAL           INVESTMENT
                                                  STRATEGIES"     and     "OTHER
                                                  INVESTMENT    STRATEGIES   AND
                                                  TECHNIQUES  OF  THE  PORTFOLIO
                                                  FUNDS."


                                                  Most   Portfolio   Funds  will
                                                  invest primarily in marketable
                                                  securities,  although  certain
                                                  Portfolio   Funds   may   also
                                                  invest  in  privately   placed
                                                  securities      and      other
                                                  investments that are illiquid.
                                                  Interests  in  the   Portfolio
                                                  Funds will not  themselves  be
                                                  marketable   and   will   have
                                                  limited  liquidity.  Portfolio
                                                  Funds in which  the Fund  will
                                                  invest  may  include   private
                                                  investment             limited
                                                  partnerships,  joint ventures,
                                                  other investment companies and
                                                  similar  entities  managed  by
                                                  Portfolio Managers.  Portfolio
                                                  Managers  may  employ  debt or
                                                  other leverage

                                                  The Sub-Adviser is responsible
                                                  for  evaluating  and selecting
                                                  Portfolio   Funds  subject  to
                                                  oversight by the Adviser.  The
                                                  Sub-Adviser   will   research,
                                                  select and  monitor  Portfolio
                                                  Funds and  Portfolio  Managers
                                                  that    employ   the   varying
                                                  strategies    and   techniques
                                                  described      above.      The
                                                  Sub-Adviser   will   seek   to
                                                  identify   Portfolio  Managers
                                                  who       have        achieved
                                                  above-average  returns through
                                                  different market cycles.  Good
                                                  performance in bear markets is
                                                  given greater weight than good
                                                  performance  in bull  markets.
                                                  Consistency  of performance is
                                                  also an important  factor.  In
                                                  choosing a Portfolio Fund, the
                                                  Sub-Adviser   will  take  into
                                                  account  the  quality  of  the
                                                  Portfolio  Manager,  including
                                                  its   expertise,   experience,
                                                  adherence  to  its  investment
                                                  discipline,  and risk posture,
                                                  as well as its  communications
                                                  and reported performance.  The
                                                  allocation  of Fund  assets to
                                                  various   Portfolio  Funds  is
                                                  intended    to    attempt   to
                                                  minimize  overall  risk  while
                                                  maximizing   the   ability  to
                                                  achieve profits.


                                                  The  Sub-Adviser  will seek to
                                                  identify  Portfolio  Funds and
                                                  Portfolio  Managers  that have
                                                  demonstrated  the  ability  to
                                                  achieve risk-adjusted rates of
                                                  return  that are  superior  to
                                                  those   of   other   funds  or
                                                  managers      with     similar
                                                  investment    objectives   and
                                                  strategies  and to  outperform
                                                  market     benchmarks.     The
                                                  Sub-Adviser   will   generally
                                                  select  Portfolio  Funds  that
                                                  have    a    performance-based
                                                  manager compensation structure
                                                  and that  provide  for  annual
                                                  audit by an independent public
                                                  accounting  firm and will seek
                                                  Portfolio Managers that have a
                                                  minimum three-year performance
                                                  track  record  (exceptions  to
                                                  this  criterion  may  be  made
                                                  when a  manager  is  deemed to
                                                  offer exceptional potential).


The Investment Adviser                            EIMC,  a
                                                  Delaware   limited   liability
                                                  company,  acts  as the  Fund's
                                                  investment adviser. Subject to
                                                  the  authority  of the  Fund's
                                                  Board,     EIMC     will    be
                                                  responsible     for    overall
                                                  management   of   the   Fund's
                                                  business affairs.


                                                  Pursuant   to  an   Investment
                                                  Management     and    Advisory
                                                  Agreement   dated   _________,
                                                  2003  between the Fund and the
                                                  Adviser     (the     "Advisory
                                                  Agreement"),  the  Fund  shall
                                                  pay to the Adviser a quarterly
                                                  fee for its services  which is
                                                  equal  to the  annual  rate of
                                                  1.90% of the Fund's  total net
                                                  assets  (as   defined  in  the
                                                  Fund's  Operating  Agreement),
                                                  as  determined  as of the last
                                                  day of each calendar  quarter.
                                                  See  "MANAGEMENT  OF THE FUND"
                                                  for more information.


The Sub-Adviser                                   The  Adviser  has
                                                  retained Ivy Asset  Management
                                                  to    act    as     investment
                                                  sub-adviser   to   the   Fund.
                                                  Subject  to  oversight  by the
                                                  Adviser,  the Sub-Adviser will
                                                  be    responsible    for   the
                                                  day-to-day  operations  of the
                                                  Fund,  including the selection
                                                  and  monitoring  of  Portfolio
                                                  Funds.


                                                  The     Sub-Adviser    is    a
                                                  subsidiary  of The Bank of New
                                                  York  Company,  Inc.  and  has
                                                  substantial  expertise  as  an
                                                  alternative         investment
                                                  fund-of-funds   manager.   For
                                                  more   than  18   years,   the
                                                  Sub-Adviser     has    advised
                                                  clients  concerning  the niche
                                                  styles    and    sophisticated
                                                  strategies  of  investing  not
                                                  typically   available  to  the
                                                  general    investing   public.
                                                  Through its funds and advisory
                                                  relationships, the Sub-Adviser
                                                  managed  over  $6  billion  of
                                                  assets  as  of  December   31,
                                                  2002.

                                                  The  Adviser  and not the Fund
                                                  pays the Sub-Adviser's fee.

Placement Fee                                     Interests in the Fund will be
                                                  sold through Wachovia Bank,
                                                  N.A. (the "Placement Agent").
                                                  The Placement Agent may also
                                                  retain other entities,
                                                  including
                                                  affiliated and unaffiliated
                                                  broker-dealers or entities
                                                  excluded or exempt from
                                                  broker-dealer registration, in
                                                  connection with the offer and
                                                  sale of Interests.

                                                  Each investor will be charged
                                                  a placement fee on their
                                                  initial and additional
                                                  investments as follows:
                                                  investments of less than
                                                  $100,000 are subject to a
                                                  placement fee of 3%;
                                                  investments of $100,000 to
                                                  $250,000 will be subject to a
                                                  placement fee of 2%; and
                                                  investments greater than
                                                  $250,000 will be subject to
                                                  a placement fee of 1.5%, in
                                                  each case as a percentage of
                                                  the amount invested.

                                                  The placement fee will be
                                                  applied by one of two methods,
                                                  as determined by the investor.
                                                  The investor may choose to
                                                  either (1) have the placement
                                                  fee deducted from the the
                                                  amount provided, so that for
                                                  example, if the investor
                                                  provides $1,000,000, $15,000
                                                  will generally be deducted as
                                                  a placement fee and $985,000
                                                  will be invested in the Fund;
                                                  or (2) treat the placement fee
                                                  as an addition to, and not a
                                                  deduction from, the
                                                  subscription amount; so that,
                                                  for example if the investor
                                                  invests $1,000,000 in the
                                                  Fund, the investor will
                                                  generally be charged a $15,000
                                                  placement fee in addition to
                                                  the $1,000,000 invested.

                                                 The placement fee does not
                                                 constitute a capital
                                                 contribution made by the
                                                 investor to the Fund nor part
                                                 of the assets of the Fund.  The
                                                 placement fee may be adjusted
                                                 or waived at the sole
                                                 discretion of the Placement
                                                 Agent in consultation with the
                                                 Adviser and is expected to be
                                                 waived for the Adviser and its
                                                 respective affiliates,
                                                 directors, partners,
                                                 principals, officers and
                                                 employees as well as for
                                                 certain other strategic
                                                 investors.

                                                 Interests may be purchased on
                                                 the first business day of each
                                                 month, until the Fund
                                                 determines not to offer any
                                                 additional Interests.  The Fund
                                                 may in its discretion elect to
                                                 temporarily or permanently
                                                 suspend the offering of
                                                 additional Interests.

                                                 See "SUBSCRIPTIONS FOR
                                                 INTERESTS - Placement Fees."

Investor  Qualifications                          Each  prospective  investor in
                                                  the Fund will be required to
                                                  represent and warrant to the
                                                  Fund that such investor is an
                                                  "Eligible Investor," which is
                                                  defined in this Private
                                                  Placement Memorandum as a
                                                  person that is (1) an
                                                  Accredited Investor as defined
                                                  in Regulation D under the
                                                  Securities Act and (2) a
                                                  Qualified Client within the
                                                  meaning of Rule 205-3 under
                                                  the Advisers Act.

                                                  Currently, Eligible Investors
                                                  include: (1) natural persons
                                                  and companies (other than
                                                  investment companies) that
                                                  represent that they have a net
                                                  worth (together, in the case
                                                  of a natural person, with
                                                  assets held jointly with a
                                                  spouse) or more than
                                                  $1,500,000; (2) persons who
                                                  have at least $750,000 under
                                                  the Adviser's or its
                                                  affiliates' management,
                                                  including any amount invested
                                                  in the Fund; (3) persons who
                                                  are "qualified purchasers" as
                                                  defined in the 1940 Act and
                                                  the rules thereunder; and (4)
                                                  certain knowledgeable
                                                  employees who participate in
                                                  the Adviser's investment
                                                  activities. In addition,
                                                  Interests are offered only to
                                                  investors that are U.S.
                                                  persons for Federal income tax
                                                  purposes and may not be
                                                  purchased by charitable
                                                  remainder trusts.

Investor  Suitability                             An investment in the Fund
                                                  involves substantial risks.

                                                  It is possible that an
                                                  investor may lose some or all
                                                  of its investment.  Before
                                                  making an investment decision,
                                                  you should (1) consider the
                                                  suitability of this investment
                                                  with respect to your
                                                  investment objectives and
                                                  personal situation and (2)
                                                  consider factors such as your
                                                  personal net worth, income,
                                                  age, risk tolerence and
                                                  liquidity needs.

Risk Factors                                      If you are considering a
                                                  purchase of the Interests, you
                                                  should carefully evaluate the
                                                  risk factors discussed under
                                                  "RISK FACTORS" and all of the
                                                  other information in this
                                                  Private Placement Memorandum
                                                  and Statement of Additional
                                                  Information.

                                                  These risks factors of the
                                                  Fund include the following:

                                                  o Various risks are associated
                                                  with the securities and other
                                                  instruments in which Portfolio
                                                  Managers may invest and the
                                                  specialized investment
                                                  techniques they may use.

                                                  For example, the Portfolio
                                                  Managers may utilize a variety
                                                  of special investment
                                                  instruments and techniques to
                                                  hedge the portfolios of the
                                                  Portfolio Funds against
                                                  various risks (such as changes
                                                  in interest rates or other
                                                  factors that affect security
                                                  values) or for non-hedging
                                                  purposes to pursue a Portfolio
                                                  Fund's investment objective.
                                                  These strategies may be
                                                  executed through derivative
                                                  transactions. Certain of the
                                                  special investment instruments
                                                  and techniques that the
                                                  Portfolio Managers may use are
                                                  speculative and involve a high
                                                  degree of risk, particularly
                                                  in the context of non-hedging
                                                  transactions.

                                                  o The Fund is, and certain
                                                  Portfolio Funds may be, newly
                                                  formed and have no operating
                                                  histories.

                                                  o Interests are subject to
                                                  substantial restrictions on
                                                  transfer and are not liquid.

                                                 o In certain cases, Members may
                                                 receive in-kind distributions
                                                 of investments from the Fund's
                                                 portfolio in connection with
                                                 the repurchase of Interests by
                                                 the Fund.

                                                o Investors will bear fees and
                                                expenses at the Fund level and
                                                also at the Portfolio Fund
                                                level. Portfolio Managers often
                                                receive annual fixed management
                                                fees as well as incentive fees
                                                representing a substantial
                                                portion of a Portfolio Fund's
                                                gain or income.  These are in
                                                addition to the fees imposed by
                                                the Fund.

                                                o Performance-based allocations
                                                may create incentives for the
                                                Portfolio Manager to make
                                                riskier investments.

                                                o The Fund may be subject to
                                                performance-based allocations by
                                                Portfolio Managers even if the
                                                Fund's overall returns are
                                                negative.

                                                o Portfolio Funds generally will
                                                not be registered or subject to
                                                regulation as investment
                                                companies under the 1940 Act.

                                                The Adviser and Sub-Adviser will
                                                not be able to control the
                                                activities of the Portfolio
                                                Funds and may have little or no
                                                means of independently verifying
                                                information provided by
                                                Portfolio Managers.

                                                o The Fund may receive
                                                securities that are illiquid or
                                                difficult to value in connection
                                                with withdrawals and
                                                distributions from Portfolio
                                                Funds.

                                                o The Fund is a non-diversified
                                                fund and invests in Portfolio
                                                Funds that may not have
                                                diversified investment
                                                portfolios and that may
                                                concentrate their investments
                                                in a single industry or group of
                                                related industries.

                                                Each of the Adviser, the Sub-
                                                Adviser and Portfolio Managers
                                                may have conflicts of interest
                                                with the Fund resulting from
                                                their relationships with other
                                                clients.  For example, conflicts
                                                of interest may arise from the
                                                fact that the Portfolio Managers
                                                generally will be carrying on
                                                substantial investment
                                                activities for other clients in
                                                which the Fund has no interest.
                                                Situations may occur where the
                                                Fund could be disadvantaged
                                                because of the investment
                                                activities conducted by a
                                                Portfolio Manager for another
                                                account.  In addition, Portfolio
                                                Managers may, in pursuing
                                                independently of one another
                                                their respective investment
                                                objectives, effect offsetting
                                                transactions, which could result
                                                in the Fund bearing
                                                transactional costs without
                                                obtaining any benefit.

                                                o The availability of investment
                                                opportunities is generally
                                                subject to market conditions
                                                and, in some cases, the
                                                political or regulatory climate.
                                                In addition, the Adviser or Sub-
                                                Adviser may not be permitted by
                                                the Portfolio Manager to make an
                                                investment in a Portfolio Fund.
                                                There is no assurance that the
                                                Fund will be able to identify
                                                and complete attractive
                                                investments in the future.

                                                o The Fund may make additional
                                                investments in or effect
                                                withdrawals from Portfolio Funds
                                                only at certain times.  As a
                                                result, the Fund may at certain
                                                times have to invest a greater
                                                portion of its assets
                                                temporarily in high quality debt
                                                securities, such as obligations
                                                of the U.S. government or its
                                                agencies or instrumentalities or
                                                in bank deposits and money
                                                market instruments.  Investments
                                                in such instruments may be
                                                inconsistent with the Fund's
                                                investment objective and may
                                                result in a loss of investment
                                                opportunity. This may adversely
                                                affect the Fund's investment
                                                return or increase the Fund's
                                                expenses.

                                                o The Fund does not intend to
                                                make periodic distributions of
                                                its net income or gains, if any,
                                                to Members. Whether or not
                                                distributions are made, Members
                                                will be required each year to
                                                pay applicable Federal and state
                                                income taxes on their respective
                                                shares of the Fund's taxable
                                                income, and may have to pay
                                                applicable
                                                taxes from other sources.

                                                o Delay in Portfolio Manager
                                                reporting may delay the reports
                                                to Members and require Members
                                                to seek extensions of the
                                                deadline to file their tax
                                                returns.

                                                No guarantee or representation
                                                is made that the investment
                                                program of the Fund or any
                                                Portfolio Fund will be
                                                successful, that the various
                                                Portfolio Managers selected will
                                                produce positive returns or that
                                                the Fund will achieve its
                                                investment objective.

                                                See "Risk Factors."


The Offering                                      The minimum subscription for
                                                  an Interest is $50,000.

                                                  Subscriptions in excess of
                                                  this minimum may be made in
                                                  increments of $10,000.  A
                                                  placement fee is charged with
                                                  respect to investments in the
                                                  Interests as described above.
                                                  The Fund may reject a
                                                  subscription in whole or in
                                                  part in its discretion.
                                                  Subscription Agreements
                                                  received by the Fund will be
                                                  irrevocable.


                                                  In addition to representing to
                                                  being  an  Eligible  Investor,
                                                  each    investor   must   also
                                                  represent  and  warrant in the
                                                  Subscription Agreement,  among
                                                  other  things,  that (1) it is
                                                  buying the  Interests  for its
                                                  own  account  for   investment
                                                  purposes  and not  with a view
                                                  to  the  distribution  thereof
                                                  and  (2)  it  has  read   this
                                                  Private  Placement  Memorandum
                                                  and is aware of and can afford
                                                  the risks of an  investment in
                                                  the  Fund  for  an  indefinite
                                                  period of time,  including the
                                                  risk  of  losing   its  entire
                                                  investment.

                                                  In   order  to   purchase   an
                                                  Interest, an investor must (1)
                                                  date, complete and execute one
                                                  copy   of   the   subscription
                                                  documents,    including    the
                                                  Subscription  Agreement (which
                                                  includes a Power of  Attorney)
                                                  and the signature  page to the
                                                  Operating  Agreement  and  (2)
                                                  deliver     or    mail     the
                                                  subscription  documents to the
                                                  Fund. Subscribers agree in the
                                                  subscription    documents   to
                                                  transmit  (by  check  or  wire
                                                  transfer)  the  full  purchase
                                                  price of the  Interests to the
                                                  Placement  Agent, on or before
                                                  the   purchase   date.    Each
                                                  subscriber whose subscriptions
                                                  are  accepted  will  have  the
                                                  principal    amount   of   the
                                                  subscription     (less     any
                                                  applicable    placement   fee)
                                                  contributed   to  the  capital
                                                  account for the subscriber.

Distributions to Members                          The Fund has no present
                                                  intention of making periodic
                                                  distributions of its net
                                                  income or gains, if any, to
                                                  Members.  The amount and times
                                                  of distributions, if any, will
                                                  be determined in the sole
                                                  discretion of the Board.
                                                  Whether or not distributions
                                                  are made, Members will be
                                                  required each year to pay
                                                  applicable Federal and state
                                                  income taxes.

Unlisted Closed-End Structure;
Limited Liquidity                                 The Fund is a closed-end
and Transfer Restrictions                         management investment company.
                                                  Closed-end funds differ from
                                                  open-end management investment
                                                  companies  (commonly  known as
                                                  mutual    funds)    in    that
                                                  investors   in  a   closed-end
                                                  fund, such as the Fund, do not
                                                  have the right to redeem their
                                                  shares or interests on a daily
                                                  basis.

                                                  Interests  generally  will  be
                                                  illiquid.  With  very  limited
                                                  exceptions,  Interests are not
                                                  transferable,   and  liquidity
                                                  will be provided  only through
                                                  repurchase  offers  made  from
                                                  time to time by the  Fund,  as
                                                  described    below.    If   an
                                                  investor  attempts to transfer
                                                  its  Interest in  violation of
                                                  the Operating  Agreement,  the
                                                  transfer will not be permitted
                                                  and   will   be    void.    An
                                                  investment   in  the  Fund  is
                                                  therefore  suitable  only  for
                                                  investors  who  can  bear  the
                                                  risks   associated   with  the
                                                  limited liquidity of Interests
                                                  and  should  be  viewed  as  a
                                                  long-term investment.

                                                  Interests   generally  may  be
                                                  held    only    through    the
                                                  Placement   Agent  or  through
                                                  brokers   who   have   selling
                                                  agreements  with the Placement
                                                  Agent.

Repurchases of  Interests                         No Member will have the right
                                                  to require the Fund to redeem
                                                  the Member's Interest. The
                                                  Fund from time to time may
                                                  offer to repurchase
                                                  outstanding Interests pursuant
                                                  to written tenders by Members.
                                                  Repurchase offers will be made
                                                  at such times and on such
                                                  terms as may be determined by
                                                  the Board in its sole
                                                  discretion, and generally will
                                                  be offers to repurchase a
                                                  specified dollar amount of
                                                  outstanding Interests.  The
                                                  Adviser expects that it will
                                                  recommend to the Board that
                                                  the Fund offer to repurchase
                                                  Interests twice each year, as
                                                  of the last business day of
                                                  March and September.  A
                                                  Member must complete twelve
                                                  consecutive months as a Member
                                                  before the Fund will
                                                  repurchase the Member's
                                                  Interest or a portion thereof.

                                                  The Operating Agreement
                                                  provides that the Fund will be
                                                  dissolved if the entire
                                                  Interest of any Member that
                                                  has submitted a written
                                                  request for repurchase of its
                                                  entire Interest, in accordance
                                                  with the terms of the
                                                  Operating Agreement, has not
                                                  been repurchased by the Fund
                                                  within a period of two years
                                                  after the Member's request.


                                                  If a repurchase offer is
                                                  oversubscribed by Members who
                                                  tender Interests,  the Fund
                                                  will repurchase only a pro
                                                  rata portion of the Interest
                                                  tendered by each Member. In
                                                  addition, a Member who tenders
                                                  for repurchase only a
                                                  portion of an Interest will be
                                                  required to maintain a minimum
                                                  capital account balance of
                                                  $50,000 as of the date that
                                                  the Fund values Interests for
                                                  repurchase.  The Fund
                                                  maintains the right to reduce
                                                  the portion of an Interest to
                                                  be repurchased from a Member
                                                  so that the required minimum
                                                  capital account balance is
                                                  maintained.

                                                 In addition, the Fund may
                                                 redeem all or part of an
                                                 Interest if, among other
                                                 reasons, the Adviser determines
                                                 that it would be in the best
                                                 interests of the Fund to do so.
                                                 See "REPURCHASES OF INTERESTS
                                                 AND TRANSFERS."



Federal  Taxation                                 Prior to the commencement  of
                                                  operations, the Fund will have
                                                  received an opinion of counsel
                                                  to the Fund that the Fund will
                                                  be treated as a partnership
                                                  and not as an association
                                                  taxable as a corporation for
                                                  Federal income tax purposes.
                                                  Counsel to the Fund will also
                                                  have rendered its opinion
                                                  that, under a "facts and
                                                  circumstances" test set forth
                                                  in regulations adopted by the
                                                  U.S. Treasury Department, the
                                                  Fund will not be treated as a
                                                  "publicly traded partnership"
                                                  taxable as a corporation.
                                                  Accordingly, the Fund will not
                                                  be subject to Federal income
                                                  tax, and each Member will be
                                                  required to report on its own
                                                  annual tax return such
                                                  Member's distributive share of
                                                  the Fund's taxable income or
                                                  loss.

                                                  If it were determined that the
                                                  Fund should be treated as an
                                                  association or a publicly
                                                  traded partnership taxable
                                                  as a corporation (as a result
                                                  of a successful challenge to
                                                  the opinions rendered by
                                                  counsel to the Fund or
                                                  otherwise), the taxable income
                                                  of the Fund would be subject
                                                  to corporate income tax and
                                                  any distributions of profits
                                                  from the Fund would be treated
                                                  as dividends.  See "FEDERAL
                                                  TAXATION."


Custodian                                         State  Street  Bank and Trust
                                                  Company will serve as
                                                  custodian  for the Fund. See
                                                  "CUSTODIAN."

Transfer Agent and Registrar                      _________________ will serve
                                                  as transfer agent and
                                                  registrar for
                                                  the Fund.  See
                                                  "TRANSFER AGENT AND
                                                  REGISTRAR."

                                FEES AND EXPENSES

         The following fee table and Example are intended to assist investors in understanding the costs and expenses that an investor in the Fund will bear directly or indirectly. The expenses associated with investing in a "fund of funds," such as the Fund, are generally higher than those of other types of funds that do not invest primarily in other investment vehicles. This is because the shareholders of a fund of funds also indirectly pay a portion of the fees and expenses, including performance-based compensation, charged at the underlying Portfolio Fund level. These indirect items are not reflected in the following chart or in the Examples below.

Shareholder Transaction Expenses

     Placement Fee (as a percentage of Offering Price) ..........................................3.00%(1)


Annual Expenses (as a percentage of the Fund's net assets)


     Management Fee..............................................................................     1.90%
     Other Expenses (2)..........................................................................  _____%
     Administration Fee..........................................................................  _____%
     Investor Services...................................................................................................  _____%


Total Annual Expenses ...........................................................................  _____%
   ......                                                                                          ====

(1)......Investments of less than $100,000 are subject to a placement fee of 3%;
investments  of $100,000 to $250,000  will be subject to a placement  fee of 2%;
and  investments  of greater than $250,000 will be subject to a placement fee of
1.5%, in each case as a percentage of the amount  invested.  See  "Subscriptions for Interests."

(2)......Because  the Fund is new,  "Other  Expenses"  are  based  on  estimated amounts  for the current  fiscal year after  giving  effect to  anticipated  net proceeds of the initial offering and that the Fund incurs the estimated offering expenses.

         The following Examples demonstrate the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in the Fund. The Examples assume reinvestment of all distributions at net asset value, payment of a 3.00% placement fee and an annual expense ratio of ___%.

EXAMPLE:

                                          CUMULATIVE EXPENSES PAID FOR THE PERIOD OF:
                                          1 YEAR           3 YEARS          5 YEARS           10 YEARS
An investor would pay the following
  expenses on a $1,000 investment,
  assuming a 5% annual return
  throughout the periods                         $                $                $                $

EXAMPLE:

                                          CUMULATIVE EXPENSES PAID FOR THE PERIOD OF:
                                          1 YEAR           3 YEARS          5 YEARS           10 YEARS

An investor would pay the following
  expenses on a $50,000 investment,
  assuming a 5% annual return
  throughout the periods                         $                $                $                $

         The Examples should not be considered as a representation of future expenses or annual rates of return. Actual expenses or annual rates of return may be more or less than those assumed for purposes of the Examples.

                                    THE FUND

         The Fund was organized as a limited liability company under the laws of Delaware on August 6, 2002, and has registered with the Commission under the 1940 Act as a non-diversified closed-end management investment company. The Fund's principal office is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

         The Fund is a "fund of funds" that provides a means for investors to participate in investments in Portfolio Funds by providing a single portfolio comprised of the securities of underlying hedge funds. The Fund is intended to give its shareholders:

o access to a variety of hedge funds that they otherwise might be unable to access because of high investment minimum requirements

o the benefits of reduced risk through diversification among a number of hedge funds employing various investment strategies

o an investment in a single professionally managed investment vehicle, which eliminates the need for investors to monitor or purchase securities in individual hedge funds

         The Fund is an appropriate investment only for those investors who can tolerate a high degree of risk. Interests will not be registered under the Securities Act.

         See "Investment Objective and Principal INVESTMENT Strategies" and "RISK FACTORS."

            INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

Investment Objective

         The Fund's investment objective is to seek capital appreciation. There can be no assurance that the Fund will achieve its investment objective or avoid substantial losses. The Fund's investment objective may be changed by the Fund's Board of Directors without the vote of a majority of the Fund's outstanding voting securities. Notice will be provided to shareholders of the Fund prior to any such change.

Principal Investment Strategies

         The Fund will primarily invest its assets in Portfolio Funds that primarily invest or trade in U.S. equity and/or debt securities. In particular, the Fund expects to invest in Portfolio Funds that follow one of three broad strategies, including value-oriented directional equity investing (including short selling), special situations investing (including merger arbitrage and distressed securities investing) and non-directional hedging strategies (including convertible hedging and arbitrage, basis and spread trading and relative value trading). In seeking to achieve its investment objective, the Fund intends to allocate its assets among a select group of Portfolio Funds managed by Portfolio Managers that employ primarily one of the foregoing investment strategies. The Adviser expects to allocate the Fund's assets among 15-30 Portfolio Funds.

         The Fund anticipates that the investment strategies employed by the Portfolio Funds will include taking long or short positions, engaging in arbitrage activities or using leverage in connection with investment and trading. Certain of the Portfolio Funds may also invest to a limited extent in foreign securities.

         The Portfolio Funds

         Portfolio Funds are investment funds, typically organized as limited partnerships or limited liability companies, that are not generally required to register under the 1940 Act because they do not publicly offer their securities and are restricted as to either the number of investors permitted to invest in the fund and/or as to the qualifications of persons eligible to invest (determined with respect to the investor's net worth and in certain cases the value of investment assets held) in the fund. These types of investment funds are commonly known as hedge funds. A hedge fund is an investment structure for a private investment pool which may invest in a wide range of securities using a variety of investment strategies.

         Hedge funds typically have wide latitude to pursue investment programs designed to produce positive returns regardless of market conditions. Unlike traditional asset managers, many hedge fund managers try to create value by taking positions without reference to trends in the capital markets. The typical hedge fund has greater investment flexibility than traditional investment funds (such as mutual funds and most other registered investment companies) as to the types of securities owned, the types of trading strategies employed, and in many cases, the amount of leverage it may use. For example, hedge funds may invest in stocks, bonds, currencies, market indices, and a variety of other types of securities; and they may take long, short, spread, option or other types of positions in any of these securities. Hence hedge funds are able to provide risk and return characteristics that cannot be duplicated by regulated investment companies such as mutual funds, which have limits on what investment strategies they can employ or the percentage of their assets that can be allocated to particular investment strategies.

         Portfolio Funds Selection Process

         The Sub-Adviser is responsible for evaluating and selecting Portfolio Funds subject to oversight by the Adviser. The Sub-Adviser, will research, select and monitor Portfolio Funds and Portfolio Managers that employ the varying strategies and techniques described above and more specifically below. See "Investment Strategies." The Sub-Adviser will seek to identify Portfolio Managers who have achieved above-average returns through different market cycles. Good performance in bear markets is given greater weight than good performance in bull markets. Consistency of performance is also an important factor. In choosing a Portfolio Fund, the Sub-Adviser will take into account the quality of the Portfolio Manager, including its expertise, experience and risk posture, as well as its communications and reported performance. The allocation of Fund assets to various Portfolio Funds is intended to attempt to minimize overall risk while maximizing the ability to achieve profits.

         Certain of the criteria may be emphasized above others in the selection of a particular Portfolio Fund and Portfolio Manager. In addition, the Sub-Adviser may apply any combination of these or other criteria in evaluating and selecting Portfolio Funds.


         The Fund generally expects to invest in Portfolio Funds with Portfolio Managers who have extensive management expertise and who invest alongside their clients' capital. The Sub-Adviser will seek to identify Portfolio Funds and Portfolio Managers that have demonstrated the ability to achieve risk-adjusted rates of return that are superior to those of other funds or managers with similar investment objectives and strategies and to outperform market benchmarks. The Sub-Adviser will generally select Portfolio Funds that have a performance-based manager compensation structure and that provide for annual audit by an independent public accounting firm and will seek Portfolio Managers that have a minimum three-year performance track record (exceptions to this criterion may be made when a manager is deemed to offer exceptional potential).

         The Fund will diversify its investments among multiple Portfolio Funds and will select Portfolio Managers which possess different investment strategies in an attempt to reduce the investment risk associated with an investment in any particular Portfolio Fund. The strategies that the Adviser will evaluate include, but are not limited to, strategies described below under "Investment Strategies." By creating a "portfolio" of Portfolio Funds with different investment strategies and approaches, the Fund will seek to produce composite results that are less volatile than the results of an investment in any one Portfolio Fund. The Adviser and Sub-Adviser will attempt to achieve lower relative levels of risk than would be derived from an individually selected portfolio or an investment in a single Portfolio Fund by diversifying across a number of Portfolio Funds, thereby reducing exposure to a single Portfolio Fund or Portfolio Manager. The selection of Portfolio Funds will depend not only on the strength of the Portfolio Managers themselves, but also on how well the Adviser and Sub-Adviser anticipate their strategies will perform as part of a diversified portfolio of Portfolio Funds.

         As a result of certain provisions of the 1940 Act and the rules thereunder, the Fund, in many cases, may hold non-voting securities in Portfolio Funds or waive the right to vote its securities with respect to Portfolio Funds. In such cases, the Fund will not be able to vote on matters that require the approval of the security holders of the Portfolio Fund, including matters that could adversely affect the Fund's investment.


         The Fund will invest substantially all of the net proceeds of the offering in Portfolio Funds in accordance with its investment objective, investment policies and principal strategies as soon as practicable after the date of this Private Placement Memorandum. Pending investment in Portfolio Funds, the Fund's assets may be invested in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, bank deposits, money market instruments and short term debt instruments.

         Portfolio Rebalancing

         Each Portfolio Fund will be evaluated on an ongoing basis to assess the continued effectiveness of its investment strategy and approach. While the Fund expects only limited turnover of investments in Portfolio Funds, changes in Portfolio Funds may be made by the Adviser and the Sub-Adviser at any time and for any reason; however, it is anticipated that such changes will be made only if a Portfolio Fund or Portfolio Manager no longer meets the Fund's selection criteria. The Adviser and the Sub-Adviser will periodically reassess the allocation of Fund assets to determine if reallocation is warranted as a result of changing investment strategies, new opportunities or certain market dislocations. It is not the policy of the Fund, however, to actively change its allocation among Portfolio Funds or to favor any one investment strategy on a market timing basis. Furthermore, the Fund may not be able to reallocate its assets in response to market changes because information about the securities positions of the underlying Portfolio Funds may not be readily available at all times, and transfer restrictions or lack of liquidity may constrain the Fund's ability to act on a timely basis.

         Percentage Limitations


         The Adviser does not intend to invest more than 12% of the Fund's net assets in any one Portfolio Fund. In addition, in cases where the Fund purchases voting securities of a Portfolio Fund, the Fund will limit its investment position in any one such Portfolio Fund to less than 5% of the Portfolio Fund's outstanding voting securities, absent an SEC order (or assurances from the SEC staff) under which the Fund's contribution and withdrawal of capital from a Portfolio Fund in which it holds 5% or more of the outstanding interests will not be subject to various 1940 Act prohibitions on affiliated transactions. However, to permit the investment of more of its assets in smaller Portfolio Funds deemed attractive by the Adviser, the Fund may purchase non-voting securities of Portfolio Funds, subject to a limitation that the Fund will not purchase voting and non-voting interests in a Portfolio Fund that in the aggregate represent 25% or more of the Portfolio Fund's outstanding equity.


         Unless otherwise specified, percentage limitations on investments will be applied at the time of investment. Therefore, these percentages could be exceeded due to fluctuations in the value of the Fund's portfolio securities or to pay expenses. The percentage limitations contained in the Fund's Private Placement Memorandum and SAI apply at the time of purchase to direct investments made by the Fund. Accordingly, the Fund's investment limitations are not applied to the portfolio securities held by the Portfolio Funds in which the Fund may invest.

         Investment Strategies

         All operations of the Fund, including but not limited to the research, selection and monitoring of Portfolio Funds and Portfolio Managers and determinations as to how much and when to invest funds with and withdraw funds from particular Portfolio Funds, will be made by the Adviser. Each Portfolio Manager will have complete discretion to purchase and sell securities and commodities for its Portfolio Fund, subject to any limitations set forth in the operating documents of the Portfolio Funds.

         Generally, assets of the Fund will be invested in Portfolio Funds, the Portfolio Managers of which utilize one of the following strategies:

     (1) Value-Oriented Directional Equity Investment Strategies, including Short Selling.
--------------------------------------------------------------------------------

         Value-oriented directional equity investment involves selecting securities on the basis of their intrinsic value. The emphasis is on individual stocks (bottom-up investing), rather than the calling of market turns (top-down investing or market timing). In general, the methodology includes fundamental analysis and other analytical and statistical approaches.

         The Portfolio Managers employing this strategy seek to purchase securities at a price that is less than the per share value of the companies' assets or earning power. Their philosophy is often "contrarian", as they may purchase securities that the general market finds out of favor. As part of their analysis, these Portfolio Managers will look at the quality of earnings, operating cash flow and underlying asset values. Portfolio Managers that adhere to an asset value approach stress the relationship of current market prices to the company's book value and/or to a restated realizable value of the company's assets. Portfolio Managers that stress the quality of earnings are concerned with the relationship between the current price of a security and its earnings, cash flow and prospects for growth in earnings. The quality of the company's management and the "franchise" value of the company's products are also taken into consideration. Portfolio Managers that are short sellers look for the absence of the qualities described above. They focus on companies that have negative cash flow, exceedingly high prices compared with low earnings or even deficits. They look for companies that may now be "faddish" and that have deteriorating prospects and bloated inventories or receivables. Also, aggressive accounting practices which have artificially increased earnings attract the attention of short sellers. These Portfolio Managers generally attempt to purchase securities at depressed prices or to sell short securities trading at prices higher than those of securities of issuers with comparable price/earnings rations and growth prospects. The goal is to limit loss, while maintaining a position with profit potential. The combination of long and short Portfolio Managers is intended to reduce the variability of returns.

         (2)      Special Situations.
                  ------------------

         (a) Merger Arbitrage. While "riskless" arbitrage involves the purchase of one security with the simultaneous sale of an equivalent security, "merger" arbitrage involves the taking of a position in a security subject to an acquisition, an exchange offer, tender offer, reorganization or liquidation. The Portfolio Manger must weigh the relevant factors in order to determine the probability that the transaction will be consummated. Factors that are involved include shareholder approval, permission of government authorities, possibility of litigation and the target company's willingness to accept or defend against the terms offered.

         The Portfolio Fund profits from the "spread" between the current market price and the amount to be realized. If the Portfolio Manager purchases the target company's shares, which are to be exchanged for shares of the acquiring company, the Portfolio Manager may offset the purchase with a short sale of an equivalent number of shares of the acquiring company's stock to eliminate the "market risk" while the risk of the "deal" remains. Success is largely dependent upon the ability of the Portfolio Manager to judge correctly the outcome of the proposed transaction.

         (b) Distressed Securities Investing. This strategy involves the purchase of securities (including bonds) that are currently out-of-favor, have low credit ratings or are affected by adverse factors. In many cases, the securities are issued by a company that has declared bankruptcy, is about to declare itself bankrupt or has recently emerged through reorganization from bankruptcy proceedings.

         Low-grade (commonly known as "junk") bonds are purchased, as well as common stocks and/or preferred stocks. These low-grade bonds, if not already in default, are rated by the various rating services (i.e., Standard & Poor's Ratings Services ("S&P") and Moody's Investors Service, Inc. ("Moody's")) as having a higher risk of non-payment of interest and/or principal. These bonds are purchased because, in many instances, their market price has fallen below intrinsic values. Commonly, investing institutions are required to sell bonds that no longer pay interest. Consequently, massive sales may drive the price of these bonds to what is deemed to be unrealistically low levels.

         The Portfolio Manager generally analyzes these situations in order to choose those that represent an opportunity for capital appreciation. This may be due to an anticipation of an upgrade in the bond's ratings, expectations that a reorganization will improve an issuer's value or other business factors that the Portfolio Manager believes the marketplace has not yet reflected.

         Often, the Portfolio Manager following this strategy will purchase securities of companies involved in reorganizing their affairs through the bankruptcy process. Many times these companies are reasonably well run business that have run into cash flow difficulties due to extensive balance sheet leverage. The bankruptcy process gives these companies an opportunity to restructure their balance sheet. Portfolio Managers follow the proceedings closely, analyzing the various types of securities, particularly the companies' liabilities which can take the form of secured loans, unsecured loans, collateralized loans, private bank loans and trade claims. Portfolio Managers following this strategy will seek out those proceedings with a higher likelihood of being satisfied through the restructuring or those which will receive valuable new securities in exchange for the existing creditor claim.

         Interest rates have an important effect upon bond prices. Though low-grade bonds may trade largely without relationship to their interest yield, or may actually trade "flat" (without interest), interest rate risk exists for these securities.

         (3)      Non-Directional Hedging Strategies.

         (a) Convertible Hedging and Arbitrage. Hedging involves the simultaneous purchase and short sale of related issues. The hedger purchases the undervalued issue and sells short the overvalued issue. In convertible hedging, the hedge often involves the purchase of a convertible bond issued by a corporation and the short sale of that corporation's common stock. The convertible bond generally has a higher current yield, carries the corporations' legal obligation to redeem at a pre-determined future date and places its owner in a higher legal standing, as creditor, than the shareholders should the issuer enter bankruptcy or become insolvent. Therefore, the convertible bond should retain a larger percentage of its value than the common stock when share prices are falling, while a bond should retain a larger percentage of its value than the common stock when share prices are falling, while retaining the ability to increase in value as the common stock price rises toward, and above, the conversion price. The hedger would purchase the bond when its "premium", the excess of its price over the conversion value, is relatively low. If the common stock price were to decline, it would likely fall at a greater rate than the bond. If the common stock price were to rise, the price of the convertible bond would likely increase as well. Since there is a difference in amplitude between the relative increases in price, hedges are generally established at less than 100%.

         Convertible hedging and arbitrage activities may involve convertible bonds, convertible preferred stock, warrants and rights. In many instances, options on stocks, including puts and calls, may be utilized.

         (b) Basis and Spread Trading, including Stock Index Arbitrage. Basis and spread trading attempts to take advantage of discrepancies in pricing among related issues. Spread trading can involve puts and calls of the same stock at various strike prices and/or months of expiration. Spread trading can also involve regulated futures contracts with differing months of delivery. The hedger attempts to purchase the undervalued side of the spread and to simultaneously sell short the overvalued side. The hedger will determine, as part of its calculations, the probable profit and loss for all potential outcomes, including an extreme rise and/or fall in the price of the underlying stock or commodity. The hedger will establish a hedge that nullifies, as much as possible, the risk of loss due to price changes. The goal is to capture the price discrepancy over time.

         Spread trading may also involve the use of stock index options and futures and a "market basket" of securities. The market basket is created to replicate, as nearly as possible, the underlying stocks which are used to calculate the stock index. When the futures are underpriced, trading at a discount to their theoretical value, they will be purchased while the market basket will be sold short. When the futures are overpriced, they will be sold while the market basket is purchased. The goal is capturing the differential in pricing.

         Basis trading involves the use of financial futures and seeks to capture the yield discrepancies between futures of Treasury Bills, Treasury Bonds and Government-backed mortgages and their respective underlying instruments. Where a high return is indicated by the mispricing of a futures contract, the hedger will simultaneously take an opposite position regarding the deliverable security. The hedger will arrange for any financing that is required and expects that over time the discrepancy will be captured as profit.

         Spread trading in fixed income markets may involve the use of financial futures and options as well as other derivative instruments. Such derivative instruments may relate to a wide variety of mortgage-backed security structures and pass-through securities. Due to the complex nature of these instruments and the uncertainty of the cash flows, these instruments are often mispriced by the market. The hedger attempts to purchase and/or sell a combination of these instruments to capture the pricing inefficiencies, thereby forming a portfolio having a combined total return which will be relatively stable and neutral to interest rate changes.

         Spread trading does not entail "convergence" in that the instruments involved need not move to the exact same price. Since spread trading involves related issues, there is the risk that the relationship spread widens instead of narrowing and the spread trader may choose, or be required, to abandon the trade at a loss. There is also tracking risk, wherein the related securities do not properly correlate. After establishing trades involving other parties, there may also be counterparty risk, i.e., the risk that one of the parties to the transaction may fail to deliver on its obligation.

         (c) Relative Value Trading. Relative Value Trading involves the simultaneous purchase of a long position and the sale of a short position, where the net position established is considered to be undervalued. Such trading can involve the purchase and sale of differing debt issues of an individual company. The hedger attempts to find a discrepancy in valuation between these two issues, where a senior issue, for example, should be trading at a larger premium to a junior issue of the same company. By simultaneously trading issues of the same company, the hedger substantially eliminates the risk of the company's activities causing a general decline in price of its issues.

         Other forms of relative value trading involve the simultaneous purchase and sale of securities that have a high covariance (meaning that their stock prices tend to move in a similar fashion). These might include the purchase of a company's common stock and the concurrent short sale of a significant subsidiary's common stock. The hedger attempts to take advantage of a misalignment of the historical pricing relationship between these securities.

         Another form may involve the purchase of securities within a particular industry and the concurrent short sale of securities within that same industry. The hedger attempts to reduce the industry risk, and, therefore, much of the market risk of general price movements. The hedger's analysis is based on the individual securities' merits, purchasing one the hedger deems undervalued, while selling short one the hedger deems overvalued.

         Another variation of relative value trading is the purchase of a basket of securities deemed undervalued, while concurrently selling short a basket of securities deemed overvalued. The hedger attempts to create two baskets of securities that have common characteristics in order to reduce general market and other exogenous risks. The hedger's long securities tend, however, to have superior characteristics, while the hedger's short securities tend to have what the hedger deems to be inferior characteristics. Profits are derived from individual stock selection and the rebate of interest received on short sale proceeds while market risk is reduced.

         The Fund expects to invest in the Portfolio Funds managed by Portfolio Managers located both in the United States and overseas. The Fund expects Portfolio Managers will implement the strategies discussed above primarily by means of transactions in securities and commodities listed on exchanges and in the over-the-counter markets located in the United States. The Fund believes the Portfolio Managers will maintain the security positions of the Portfolio Funds in which the Fund has an interest solely or primarily with United States broker-dealers and/or at United States commercial banks.

         The Fund will not be limited with respect to the types of investment strategies that Portfolio Funds may employ or the markets or instruments in which they invest and may also engage in certain investment strategies not described above. Portfolio Funds may invest and trade in a wide range of instruments and markets, including, but not limited to, U.S. and non-U.S. equities and equity-related instruments, currencies, financial futures, and fixed income and other debt-related instruments. Certain of the investment strategies and instruments which the Portfolio Funds may employ and their respective risks are discussed under "RISK FACTORS" and "OTHER INVESTMENT STRATEGIES AND TECHNIQUES OF THE PORTFOLIO FUNDS" below.

         Most Portfolio Funds will invest primarily in marketable securities, although certain Portfolio Funds may also invest in privately placed securities and other investments that are illiquid. Interests in the Portfolio Funds will not themselves be marketable and will have limited liquidity. Portfolio Funds in which the Fund will invest may include private investment limited partnerships, joint ventures, other investment companies and similar entities managed by Portfolio Managers. Portfolio Managers may employ debt or other leverage.

         To the extent permitted by applicable regulations and except as expressly provided in this Private Placement Memorandum or the Fund's SAI, neither the name of the Fund nor any aspect of the Fund's investment program is a fundamental investment policy of the Fund, and each can be changed by the Fund's Board of Directors without shareholder approval. In the event of such a change, shareholders would receive notice.

                                  RISK FACTORS

         An investment in the Fund involves substantial risks, including the risk that the entire amount invested may be lost. You should purchase Interests only if you can afford to lose the total amount of your investment. The Fund will invest in hedge funds that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques that may involve significant risks.

         The following summarizes some of the matters that you should consider before investing in the Fund. However, the risks described below may not include all of the risks associated with an investment in the Fund. Prospective investors should read this entire Private Placement Memorandum and the Fund's SAI and consult with their own advisers before deciding whether to invest. In addition, as the Fund's investment program develops and changes over time (subject to limitations established by the Fund's investment policies and restrictions), an investment in the Fund may in the future be subject to additional and different risk factors.

Risks Associated with the Fund's Interests

         Lack of Operating History. The Fund is a newly formed entity that does not have any operating history that investors can use to evaluate the Fund's investment performance. In addition to the Fund, certain Portfolio Funds may be newly formed entities that have no operating history and may have Portfolio Managers without significant investment management experience. Accordingly, there can be no assurance that the Adviser's and Sub-Adviser's assessments of Portfolio Managers, and in turn their assessments of the short-term or long-term prospects of investments, will prove accurate. Thus, the Fund may not achieve its investment objective and the Fund's net asset value may decrease.

         Non-Diversified Status. The Fund is a "non-diversified" investment company. Thus, there are no percentage limitations imposed by the 1940 Act on the percentage of the Fund's assets that may be invested in the securities of any one issuer. The Adviser does not intend to invest more than 12% of the value of the Fund's assets (measured at the time of purchase) in the securities of a single Portfolio Fund.

         Limited Liquidity; In-kind Distributions. An investment in the Fund generally will be illiquid. With very limited exceptions, Interests are not transferable, and liquidity will be provided only through repurchase offers made from time to time by the Fund. In addition, a Member must complete twelve consecutive months as a Member before the Fund will repurchase the Member's Interest or a portion thereof. An investment in the Fund is therefore suitable only for investors who can bear the risks associated with the limited liquidity of Interests and should be viewed as a long-term investment.

         Payment for repurchased Interests may require the Fund to liquidate portfolio holdings earlier than the Adviser would otherwise liquidate these holdings, potentially resulting in losses, and may increase the Fund's portfolio turnover.

         If a Member tenders its Interest (or a portion of its Interest) in connection with a repurchase offer made by the Fund, that tender may not be rescinded by the Member after the date on which the repurchase offer terminates. Generally, the Fund will notify Members of an offer to repurchase thirty-five days before the Members must tender Interests. However, the value of Interests that are tendered by Members generally will not be determined until a date approximately sixty days later and will be based on the value of the Fund's assets as of such later date. A Member will thus continue to bear investment risk after an Interest is tendered for repurchase and until the date as of which the Interest is valued for purposes of repurchase.

         The Fund generally expects to distribute cash to the holders of Interests that are repurchased. However, there can be no assurance that the Fund will have sufficient cash to pay for Interests that are being repurchased or that it will be able to liquidate investments at favorable prices to pay for repurchased Interests. The Fund does not generally intend to make distributions in-kind and may often in fact be prohibited from doing so by the Portfolio Funds. Under the foregoing circumstances, however, and in other unusual circumstances where the Board determines that making a cash payment would result in a material adverse effect on the Fund or on Members not tendering Interests for repurchase, Members may receive in-kind distributions of investments from the Fund's portfolio (valued in accordance with the Fund's valuation policies) in connection with the repurchase of Interests by the Fund, if permissible. Any such distributions will be made on the same basis to all Members in connection with any particular repurchase offer. In addition, a distribution may be made partly in cash and partly in-kind. An in-kind distribution may consist of securities that are not readily marketable and may be subject to restrictions on resale. Members receiving an in-kind distribution will incur costs, including commissions, in disposing of securities that they receive, and in the case of securities that are not readily marketable, Members may not be able to sell the securities except at prices that are lower than those at which the securities were valued by the Fund or without substantial delay. For these various reasons, an investment in the Interests is suitable only for sophisticated investors. See "Repurchases of Interests and Transfers."

         Tax Risks. A noncorporate Member's share of the Fund's investment expenses (including, but not limited to, the Management Fee, the administration fee and the Fund's share of any fees payable by Portfolio Funds to the Portfolio Managers) may be subject to certain limitations on deductibility for regular Federal income tax purposes. Such expenses may be completely disallowed for purposes of determining the noncorporate Member's alternative minimum tax liability. See "Taxes."

         Distributions to Members and Payment of Tax Liability. The Fund does not intend to make periodic distributions of its net income or gains, if any, to Members. Whether or not distributions are made, Members will be required each year to pay applicable Federal and state income taxes on their respective shares of the Fund's taxable income, and may have to pay applicable taxes from other sources. The amount and times of any distributions will be determined in the sole discretion of the Board. See "Taxes."

         Possible Delays in Schedule K-1s. Each year, the Fund will distribute Schedules K-1 to Members so that they can prepare their respective income tax returns. The preparation of such returns is each Member's sole responsibility. The Fund's ability to provide final Schedules K-1 to Members for any given tax year prior to April 15 of the following year will depend upon when it receives the requisite information from Portfolio Funds. The Fund will provide Schedules K-1 as soon as practicable after it receives all necessary information. However, it is possible that delays will occur. Members should therefore be prepared to obtain extensions of the filing dates for their Federal, state and local income tax returns. Members should consult their personal tax advisers.

         Considerations for ERISA Plans and Other Tax-Exempt Entities. Investors subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and other tax-exempt entities, including employee benefit plans, Individual Retirement Accounts and 401(k) and Keogh Plans, may purchase
Interests. The Fund's assets should not be considered to be "plan assets" for purposes of ERISA's fiduciary responsibility and prohibited transaction rules or similar provisions of the Code. For further information regarding an investment in the Fund by investors subject to ERISA, see "ERISA Considerations" in the SAI. Because the Fund and the Portfolio Funds in which it invests may use leverage, a tax-exempt investor may incur income tax liability to the extent the Fund's transactions are treated as giving rise to unrelated business taxable income. See "Taxes." The Fund is not designed for investment by charitable remainder trusts. For this reason, charitable remainder trusts may not purchase Interests.

Risks Associated With the Portfolio Funds in Which the Fund Will Invest

         Availability of Investment Opportunities. The business of identifying and structuring investments of the types contemplated by the Fund is competitive and involves a high degree of uncertainty. The availability of investment opportunities generally will be subject to market conditions as well as, in some cases, the prevailing regulatory or political climate. No assurance can be given that the Fund will be able to identify and complete attractive investments in the future or that it will be able to invest fully the net proceeds of this offering. Similarly, identification of attractive investment opportunities by Portfolio Funds is difficult and involves a high degree of uncertainty. Even if an attractive investment opportunity is identified by a Portfolio Manager, a Portfolio Fund may not be permitted to take advantage of the opportunity to the fullest extent desired.

         Portfolio Funds Not Registered. The Portfolio Funds will not be registered as investment companies under the 1940 Act and, therefore, the Fund's investments in the Portfolio Funds will not be entitled to the protections of the 1940 Act, which, among other provisions: (1) requires investment companies to have disinterested directors, (2) requires securities held in custody to at all times be individually segregated from the securities of any other person and marked to clearly identify such securities as the property of such investment company, and (3) regulates the relationship between the adviser and the investment company. In addition, the Portfolio Managers of the Portfolio Funds often will not be registered as investment advisers under the Advisers Act. In such cases, Portfolio Managers will not be subject to various disclosure requirements and rules that would apply to registered investment advisers.

         Portfolio Fund Interests Generally Illiquid. The interests in the Portfolio Funds in which the Fund invests or plans to invest will generally be illiquid. As a result, the Fund may not be able to dispose of Portfolio Fund interests that it has purchased in a timely manner and, if adverse market conditions were to develop during any period in which the Fund is unable to sell Portfolio Fund interests, the Fund might obtain a less favorable price than prevailed when it decided to buy or sell.

         Portfolio Funds Generally Not Diversified. There are no requirements that the investments of Portfolio Funds be diversified. Portfolio Funds may target or concentrate their investments in particular markets, sectors, or industries. Portfolio Funds also may be considered to be non-diversified and may invest without limit in a single issuer. Portfolio Funds that concentrate their investments are subject to greater volatility than if they had non-concentrated and diversified portfolios. Those Portfolio Funds that concentrate in a specific industry or target a specific sector will also be subject to the risks of that industry or sector, which may include, but not be limited to, rapid obsolescence of technology, sensitivity to regulatory changes, minimal barriers to entry, and sensitivity to overall market swings. The portfolio of the Fund may therefore be subject to greater risk than the portfolio of a similar fund with investments in underlying funds that are diversified.

         Inability to Invest in or Withdraw from Portfolio Funds. Subscriptions to purchase the interests of Portfolio Funds are generally subject to restrictions or delays. The Portfolio Funds may place various restrictions on the Fund's ability to sell its investments in the Portfolio Funds, including limiting the timing and manner in which the Fund can sell its investments in Portfolio Funds. In the event that the Fund is able to make investments in or effect withdrawals from Portfolio Funds only at certain times, the Fund may have to invest a greater portion of its assets temporarily in high quality debt securities, such as obligations of the U.S. government or its agencies or instrumentalities, or in bank deposits or money market instruments, than it otherwise might wish to invest. Investments in such instruments may be inconsistent with the Fund's investment objective and may result in a loss of investment opportunity. This may adversely affect the Fund's investment return or increase the Fund's expenses.


         Portfolio Fund Operations Not Transparent. The Adviser or Sub-Adviser will not be able to control the activities of the Portfolio Funds. A Portfolio Fund may use investment strategies that differ from its past practices and are not fully disclosed to the Adviser and that involve risks that are not anticipated by the Adviser. Some Portfolio Funds have limited operating history and some Portfolio Managers of Portfolio Funds may have limited experience in managing assets.


         Valuation of the Fund's Investments. Market prices will generally not be readily available for most Portfolio Funds in which the Fund invests. Accordingly, the valuation of the Fund's investments in Portfolio Funds will ordinarily be determined based on valuations provided by the Portfolio Managers for such Portfolio Funds, subject to the determination by the Fund's Board of Directors, in accordance with the procedures set forth in the Fund's valuation procedures, that the value provided by the Portfolio Funds represents the fair value of the Fund's investments. See "NET ASSET VALUATION." Although the Adviser will review the valuation procedures used by the Portfolio Managers, the Adviser and the Board of Directors will have little or no means of independently verifying valuations provided by such Portfolio Managers. In calculating its net asset value, although the Fund will review other relevant factors, the Fund will rely significantly on values of Portfolio Funds as reported by the Portfolio Funds. The Fund generally will not have information about the specific securities in which the Portfolio Funds invest or their valuation.

         Multiple Levels of Fees and Expenses. Investing in Portfolio Funds indirectly through the Fund, an investor bears asset-based management fees at the Fund level, in addition to any asset-based and performance-based management fees and allocations at the Portfolio Fund level. In addition, an investor in the Fund will bear a proportionate share of the fees and expenses of the Fund (including operating costs, distribution expenses, brokerage transaction expenses, and administrative fees) and, indirectly, similar expenses of the Portfolio Funds. The Fund may therefore have higher operating expenses than other closed-end funds with a different investment focus.

         Performance Incentive Arrangements. Each Portfolio Fund generally will be subject to a performance-based fee or allocation, irrespective of the performance of other Portfolio Funds and the Fund generally. Accordingly, a Portfolio Manager of a Portfolio Fund with positive performance may receive performance-based compensation from the Portfolio Fund, and thus indirectly from the Fund and its shareholders, even if the Fund's overall performance is negative. Fees payable to Portfolio Managers will range generally from 0.5% to 4% (annualized) of the average net asset value of the Fund's investment, and incentive allocations or fees generally range from 10% to 25% of a Portfolio Fund's net profits. These incentives may create an incentive for a Portfolio Manager to make investments that are riskier or more speculative than those that might have been made in the absence of the performance or incentive allocation. In addition, a performance incentive may be calculated on a basis that includes realized and unrealized appreciation of assets, which may be greater than if it were based solely on realized gains.

         Duplicative Transaction Costs. Investment decisions of the Portfolio Funds are made by their Portfolio Managers independently of each other. As a result, at any particular time, one Portfolio Fund may be purchasing securities of an issuer whose securities are being sold by another Portfolio Fund. Consequently, the Fund could incur indirectly transaction costs without accomplishing any net investment result.


         Inability to Vote or Exercise Control. In many cases, the Fund will hold non-voting securities in Portfolio Funds or waive the right to vote in respect of a Portfolio Fund. In such cases, the Fund will not be able to vote on matters that require the approval of the interestholders of the Portfolio Fund, including matters adverse to the Fund's interests. The Fund does not intend to acquire a sufficient percentage of the economic interests in any Portfolio Fund to cause the Fund to control any Portfolio Fund. Applicable securities rules and interpretations may limit the percentage of voting or non-voting securities of any Portfolio Fund that may be held by the Fund.


         Indemnification of Portfolio Funds. The Fund may agree to indemnify certain of the Portfolio Funds and Portfolio Managers from any liability, damage, cost, or expense arising out of, among other things, certain acts or omissions relating to the offer or sale of Portfolio Fund shares. Portfolio managers of private investment funds often have broad limitations on liability and broad indemnification rights.

         Dilution. If a Portfolio Manager limits the amount of capital that may be contributed to a Portfolio Fund from the Fund, or if the Fund declines to purchase additional interests in a Portfolio Fund, continued sales of interests in the Portfolio Fund to others may dilute the returns for the Fund from the Portfolio Fund.

         Portfolio Funds Organized Outside of United States. Some of the Portfolio Funds may be organized outside of the United States. A Portfolio Fund organized outside of the United States may be subject to certain risks not present in a Portfolio Fund organized in the United States. For example, it may be more difficult for the Fund to enforce its rights offshore and the regulations applicable to those jurisdictions may be less stringent.

         Inside Information. From time to time, the Fund or its affiliates may come into possession of material, non-public information concerning an entity in which the Fund has invested, or proposes to invest. Possession of that information may limit the ability of the Fund to buy or sell securities of the entity.

Risks Associated with the Portfolio Funds' Investments

         Market Risk. The success of the Fund's investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of securities prices and the liquidity of investments held by Portfolio Funds. Unexpected volatility or illiquidity could impair the Fund's ability to achieve its investment objective or result in losses.

         Highly Volatile Markets. The prices of commodities contracts and all derivative instruments, including futures and options, can be highly volatile. Price movements of forward, futures and other derivative contracts in which a Portfolio Fund's assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments, futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. Portfolio Funds are also subject to the risk of the failure of any exchanges on which their positions trade or of the clearinghouses for those exchanges.

         Risks of Securities Investing. All securities investing and trading activities involve the risk of loss of capital. While the Adviser will attempt to moderate these risks, there can be no assurance that the Fund's investment activities will be successful or that investors will not suffer losses. Moreover, there is no limit on the types of investments the Portfolio Funds may make. As a result, the discussion in this Private Placement Memorandum of potential investments that a Portfolio Fund may make cannot be comprehensive. Any decision to invest in this Fund should consider the possibility that the Portfolio Funds may make virtually any kind of investment, which will subject investors to risks associated with such investments.

     Equity Securities. The Portfolio Funds may take long and short positions in common stocks, preferred stocks and convertible securities of U.S. and non-U.S. issuers. The Portfolio Funds also may invest in depository receipts relating to non-U.S. securities. Equity securities are subject to market risk and can fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

         Fixed Income Securities. The values of fixed income securities in which the Portfolio Funds may invest will change in response to fluctuations in interest rates (interest rate risk). When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If a Portfolio Fund invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of the Fund's investment in the Portfolio Fund may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

         Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of a Portfolio Fund's fixed income investments will affect the volatility of the Portfolio Fund's share price.


         In addition, the value of fixed income securities is directly affected by an issuer's ability to pay principal and interest on time (credit risk). If a Portfolio Fund invests in fixed income securities, the value of the Fund's investment in that Portfolio Fund may be adversely affected when an issuer fails to pay an obligation on a timely basis. A Portfolio Fund may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio Fund. The third party may be unwilling or unable to honor its financial obligations.


         Foreign Investment Risk. The Adviser anticipates that Portfolio Funds may invest in securities of non-U.S. companies and countries. Investing in these securities involves certain considerations not usually associated with investing in securities of U.S. companies or the U.S. government, including political and economic considerations, such as greater risks of expropriation and nationalization, confiscatory taxation, the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments; the possibility of imposition of withholding or other taxes on dividends, interest, capital gain or other income; the small size of the securities markets in which such securities trade and the low volume of trading, resulting in potential lack of liquidity and in price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain government policies that may restrict a Portfolio
Manager's investment opportunities. In addition, accounting and financial reporting standards that prevail in foreign countries generally are not equivalent to United States standards and, consequently, less information may be available to investors in companies located in such countries than is available to investors in companies located in the United States. The values and relative yields of investments in the securities markets of different countries, and their associated risks, may change independently of each other. There is also less regulation, generally, of the securities markets in foreign countries than there is in the United States. In addition, unfavorable changes in foreign currency exchange rates relative to the U.S. dollar may adversely affect the U.S. dollar values of securities denominated in foreign currencies or traded in non-U.S. markets. Portfolio Funds may, but are generally not required to, hedge against such risk, and there is no assurance that any attempted hedge will be successful.

         Market Capitalization Risk. The securities in which the Portfolio Funds will invest may have any level of capitalization but will often be medium and small capitalization securities. Investing primarily in one category carries the risk that current market conditions may cause that category to be out of favor.

         If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio Fund that invests in these companies to increase in value more rapidly than a Portfolio Fund that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

         Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (i.e., those having continuous operation histories of less than three years), which carries additional risks. New issuers may be more speculative because such companies have shorter operating histories. Moreover, these companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

         Investment Style Risk. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Portfolio Fund may outperform or underperform other funds that employ a different investment style. A Portfolio Fund may also employ a combination of styles that impact its risk characteristics.

         Illiquid Portfolio Investments. Portfolio Funds may invest in securities that are subject to legal or other restrictions on transfer or for which no liquid market exists. The market prices, if any, for such securities tend to be volatile and a Portfolio Fund may not be able to sell them when it desires to do so or to realize what it perceives to be their fair value in the event of a sale. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at prices that are lower than similar securities that are not subject to restrictions on resale.

Risks Associated With Special Investment Instruments and Techniques

         The Portfolio Funds may utilize a variety of special investment instruments and techniques to hedge their portfolios against various risks (such as changes in interest rates or other factors that affect security values) or for non-hedging purposes to pursue a Portfolio Fund's investment objective. These strategies may be executed through derivative transactions. Certain of the special investment instruments and techniques that the Portfolio Funds may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions.

         Derivatives. Derivatives are securities and other instruments the value or return of which is based on the performance of an underlying asset, index, interest rate or other investment. Derivatives may be volatile and involve various risks, depending upon the derivative and its function in a portfolio.
Certain swaps, options and other derivative instruments may be subject to various types of risks, including market risk, liquidity risk, and the risk of non-performance by the counterparty, including risks relating to the financial soundness and creditworthiness of the counterparty. Special risks may apply to instruments in which Portfolio Funds invest in the future that cannot be determined at this time or until such instruments are developed or invested in by Portfolio Funds.

         Call and Put Options. There are risks associated with the sale and purchase of call and put options. The seller (writer) of a call option which is covered (e.g., the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire investment in the call option.

         The seller (writer) of a put option which is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire investment in the put option.

         Hedging Transactions. The Portfolio Funds may utilize a variety of financial instruments, such as derivatives, options, interest rate swaps, caps and floors, futures and forward contracts to seek to hedge against declines in the values of their portfolio positions as a result of changes in currency exchange rates, certain changes in the equity markets and market interest rates and other events. Hedging transactions may also limit the opportunity for gain if the value of the hedged portfolio positions should increase. It may not be possible for a Portfolio Fund to hedge against a change or event at a price sufficient to fully protect its assets from the decline in value of the portfolio positions anticipated as a result of such change. In addition, it may not be possible to hedge against certain changes or events at all. While a Portfolio Fund may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, or the risks of a decline in the equity markets generally or one or more sectors of the equity markets in particular, or the risks posed by the occurrence of certain other events, unanticipated changes in currency or interest rates or increases or smaller than expected decreases in the equity markets or sectors being hedged or the non-occurrence of other events being hedged may result in a poorer overall performance for the Fund than if the Portfolio Fund had not engaged in any such hedging transaction. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio position being hedged may vary. Moreover, for a variety of reasons, the Portfolio Funds may not seek to establish a perfect correlation between such hedging instruments and the portfolio positions being hedged. Such imperfect correlation may prevent the Portfolio Funds from achieving the intended hedge or expose the Fund to additional risk of loss.

         Foreign Currency Transactions. Foreign currency transactions are entered into for the purpose of hedging against foreign exchange risk arising from the Portfolio Fund's investment or anticipated investment in securities denominated in foreign currencies. A Portfolio Fund also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency transactions include the purchase of foreign currency on a spot (or cash) basis, contracts to purchase or sell foreign currencies at a future date (forward contracts), the purchase and sale of foreign currency futures contracts, and the purchase of exchange traded and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

         These hedging transactions do not eliminate fluctuations in the underlying prices of the securities which the Portfolio Fund owns or intends to purchase or sell. They simply establish a rate of exchange which can be achieved at some future point in time.

         Foreign currency exchange rates may fluctuate significantly over short periods of time. A forward foreign currency exchange contract reduces the Portfolio Fund's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive. Contracts to sell foreign currency will limit any potential gain which might be realized by the Portfolio Fund if the value of the hedged currency increases. In the case of forward contracts entered into for the purpose of increasing return, the Portfolio Fund may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts also involve the risk that the counterparty to the contract may fail to perform its obligations to the Portfolio Fund. The purchase and sale of foreign currency futures contracts and the purchase of call and put options on foreign currency futures contracts and on foreign currencies involve certain risks associated with derivatives.

         Counterparty Credit Risk. Many of the markets in which the Portfolio Funds effect their transactions are "over-the-counter" or "inter-dealer" markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of "exchange based" markets. To the extent a Portfolio Fund invests in swaps, derivative or synthetic instruments, or other over-the-counter transactions on these markets, it is assuming a credit risk with regard to parties with whom it trades and may also bear the risk of settlement default. These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries.

         Transactions entered into directly between two counterparties generally do not benefit from such protections. This exposes a Portfolio Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Portfolio Fund to suffer a loss. Such counterparty risk is accentuated in the case of contracts with longer maturities where events may intervene to prevent settlement, or where a Portfolio Fund has concentrated its transactions with a single or small group of counterparties. Portfolio Funds may not be restricted from dealing with any particular counterparty or from concentrating any or all of their transactions with one counterparty. The ability of Portfolio Funds to transact business with any one or number of counterparties, the lack of any independent evaluation of such counterparties' financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

         Distressed Securities. Certain of the companies in whose securities the Portfolio Funds may invest may be in transition, out of favor, financially leveraged or troubled, or potentially troubled, and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. These characteristics of these companies can cause their securities to be particularly risky. Such securities may be considered speculative, and the ability of the companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within the companies. A Portfolio Fund's investment in any instrument is subject to no minimum credit standard, and a significant portion of the obligations and preferred stock in which a Portfolio Fund may invest may be less than investment grade (commonly referred to as junk bond), which may result in the Portfolio Fund experiencing greater losses than it would incur if investing in higher rated instruments.

         Leverage; Interest Rates; Margin. The Fund is authorized to borrow money for investment purposes, to pay distributions of income and capital gains and for cash management purposes. Portfolio Funds generally are also permitted to borrow money. Although the Fund does not intend to borrow funds except in the event that it must do so for redemptions or to pay Fund expenses, the Portfolio Funds may directly or indirectly borrow funds from brokerage firms and banks. Borrowing for investment purposes is known as "leverage." Portfolio Funds may also "leverage" by using options, swaps, forwards and other derivative instruments. Although leverage presents opportunities for increasing total investment return, it has the effect of potentially increasing losses as well. Any event that adversely affects the value of an investment, either directly or indirectly, of a Portfolio Fund could be magnified to the extent that leverage is employed. The cumulative effect of the use of leverage, directly or indirectly, in a market that moves adversely to the investments of the entity employing the leverage could result in a loss that would be greater than if leverage were not employed. In addition, to the extent that the Portfolio Managers or Portfolio Funds borrow funds, the rates at which they can borrow may affect the operating results of the Fund.

         If the Fund does borrow money from banks or through reverse repurchase agreements, the Fund will pay interest on that money and may incur other transaction costs, and may pledge some assets as collateral. Borrowing expenses can exceed the income received or capital appreciation realized by the Fund from any securities purchased with borrowed money. Further, the Portfolio Fund may invest borrowed money in securities which lose value, thereby increasing the amount of loss incurred.

         Short-term margin borrowings by Portfolio Funds result in certain additional risks. For example, should the securities that are pledged to brokers to secure margin accounts decline in value, or should brokers from which the Portfolio Funds have borrowed increase their maintenance margin requirements
(i.e., reduce the percentage of a position that can be financed), then the Portfolio Funds could be subject to a "margin call," pursuant to which they must either deposit additional funds with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a steep drop in the value of the assets of a Portfolio Fund, it might not be able to liquidate assets quickly enough to pay off the margin debt and might suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses. For these reasons, the use of borrowings for investment purposes is considered a speculative investment practice.

         Securities Lending. Some or all of the Portfolio Funds may lend securities from their portfolios to brokers, dealers, and other financial institutions needing to borrow securities to complete certain transactions. The lending portfolio continues to be entitled to payments of amounts equal to the interest, dividends, or other distributions payable on the loaned securities, as well as interest on the investment of any collateral or a fee from the borrower. Portfolio Funds may not be subject to the same borrowing limitations that apply to registered investment companies. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

         Short Selling. The Portfolio Managers may engage in short selling. Short selling involves selling securities that are not owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows an investor to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss, as the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss, and there can be no assurance that the securities necessary to cover a short position will be available for purchase. For these reasons, short selling is considered a speculative investment practice.

         Portfolio Funds may also effect short sales "against the box." These transactions involve selling short securities that are owned (or that a Portfolio Fund has the right to obtain). When a Portfolio Fund enters into a short sale against the box, it will set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will hold such securities while the short sale is outstanding. Portfolio Funds will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against the box.


         In addition to the hedging techniques discussed above, a Portfolio Fund may at times invest a portion of its assets in certain investment strategies and may engage in certain other investment techniques that are discussed under "Other Investment Strategies and Techniques of the PORTFOLIO Funds" beginning on page 44.


Recent Developments

         As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorist attacks and related events have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. These long-term effects may include changes in default rates, property values, rental income and access to insurance coverage. These changes may lag behind general economic conditions. In the future, disruptions of the financial markets could also impact interest rates, secondary trading, ratings, credit risk, inflation and other factors relating to the securities in which the Portfolio Funds invest.

Portfolio Turnover Rate

         Portfolio Funds may invest on the basis of short-term market considerations. The turnover rate within the Portfolio Funds may be significant, potentially involving substantial brokerage commissions and fees. The Fund will have no control over this turnover. In addition, the withdrawal of the Fund from a Portfolio Fund could involve expenses to the Fund under the terms of the Fund's investment.

         You should carefully consider your ability to assume the foregoing risks before making an investment in the Fund. The Statement of Additional Information for this Private Placement Memorandum also contains information about risks associated with an investment in the Fund. An investment in Interests of the Fund is not appropriate for all investors.

                             MANAGEMENT OF THE FUND

Board of Directors

         The management of the Fund, including general supervision of the duties performed by the Adviser, is the responsibility of the Board of Directors. See "DIRECTORS AND OFFICERS" in the Statement of Additional Information for more information.

Adviser


         The Fund has engaged EIMC to provide professional investment management for the Fund pursuant to the Advisory Agreement. The Adviser is a Delaware limited liability company. The Adviser is a registered investment adviser under the Advisers Act. EIMC has been managing mutual funds and private accounts since 1932 and manages over $113 billion in assets for 105 of the Evergreen Funds as of December 31, 2002. The business address of EIMC and its officers and directors is 200 Berkeley Street, Boston, Massachusetts 02116-5034. Subject to the authority of the Board of Directors, EIMC will be responsible for overall management of the Fund's business affairs. EIMC serves as the Organizational Member of the Fund as defined in the Operating Agreement attached hereto as Appendix A.


         Under the Advisory Agreement, the Adviser is responsible for developing, implementing and supervising the Fund's investment program. The Adviser may delegate some or all of its responsibilities to the Sub-Adviser, subject to the oversight of the Adviser.


         The Advisory Agreement provides, among other things, that the Adviser will bear all expenses of its employees and overhead incurred in connection with its duties under the Advisory Agreement, and will pay all salaries of the Fund's Directors and officers who are affiliated persons of the Adviser. The Advisory Agreement provides that the Fund shall pay to the Adviser a quarterly fee for its services which is equal to the annual rate of 1.90% of the Fund's total net assets (as defined in the Operating Agreement) determined as of the last day of each calendar quarter. The advisory fee will be payable quarterly in arrears within 15 business days after the end of each calendar quarter.


Sub-Adviser


         The Adviser has retained Ivy Asset Management to act as investment sub-adviser to the Fund. The Sub-Adviser is a subsidiary of The Bank of New York Company, Inc. and has substantial expertise as an alternative investment fund-of-funds manager. For more than 18 years, the Sub-Adviser has advised clients concerning the niche styles and sophisticated strategies of investing not typically available to the general investing public. Through its funds and advisory relationships, the Sub-Adviser managed over $6 billion of assets as of December 31, 2002. The Sub-Adviser is located at 591 Stewart Avenue, Garden City, New York 11530.


         Pursuant to an Investment Advisory Agreement (the "Sub-Advisory Agreement") between the Adviser and the Sub-Adviser and subject to the oversight of the Adviser, the Sub-Adviser will be responsible for the day-to-day operations of the Fund, including the selection and monitoring of Portfolio Funds. The Sub-Advisory Agreement provides for indemnification of the Sub-Adviser. The Adviser is not required to continue its relationship with the Sub-Adviser and may appoint a new investment sub-adviser with Board approval.


         The Adviser pays a quarterly fee to the Sub-Adviser which is payable by the Adviser and not the Fund. The Sub-Adviser's retention as the Fund's investment sub-adviser has been approved by the Board and also by the Adviser as the Fund's sole initial Member.


         Portfolio Management

         A team at the Sub-Adviser is primarily responsible for the day-to-day management of the Fund's portfolio, subject to the oversight of the Adviser.


Administrator

         The Fund has entered into an Accounting Services Agreement with _______________ (the "Administrator"). The Administrator will perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and provides the Fund with administrative office facilities. For these services, the Fund will pay a monthly fee at an annual rate of _________% of its month end net assets.


Other Fund Expenses


         The Fund will pay all of the Fund's expenses other than those that the Adviser assumes. The expenses of the Fund will include, but are not limited to, fees and expenses in connection with the organization of the Fund, including all offering expenses; brokerage commissions and placement fees (with respect to investments in the Portfolio Funds); interest and fees on any borrowings by the Fund; fees and expenses of outside legal counsel (including fees and expenses associated with review of documentation for prospective investments by the Fund) and independent auditors; taxes and governmental fees (including tax preparation fees); fees of Directors who are not "interested persons" under the 1940 Act; custody fees; expenses of printing and distributing reports, notices, and proxy material to shareholders; expenses of printing and filing reports and other documents with government agencies; expenses of shareholder meetings; expenses of corporate data processing and related services; expenses of shareholder recordkeeping; insurance premiums; and extraordinary expenses such as litigation expenses. The Fund may be required to redeem interests in Portfolio Funds to pay fees and expenses, which could cause the Fund to realize taxable gains.


         The Fund's organizational and offering expenses are estimated at $__________. The organizational expenses will be expensed as incurred.

         The Portfolio Funds will bear various fees and expenses in connection with their operations. These fees and expenses are similar to those incurred by the Fund. The Portfolio Funds will pay asset-based fees to their Portfolio Managers and generally may pay performance-based fees or allocations to their Portfolio Managers, which effectively reduce the investment returns of the Portfolio Funds. These expenses, fees, and allocations are in addition to those incurred by the Fund itself. As an investor in the Portfolio Funds, the Fund will bear a portion of the expenses and fees of the Portfolio Funds. Fees payable to Portfolio Managers of the Portfolio Funds will generally range from 0.5% to 4% (annualized) of the average net asset value of the Fund's investment, and incentive allocations or fees generally range from 10% to 25% of a Portfolio Fund's net profits or performance.

        OTHER INVESTMENT STRATEGIES AND TECHNIQUES OF THE PORTFOLIO FUNDS
                                   ---------

         In addition to the techniques discussed under "RISK FACTORS" above, a Portfolio Fund may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques described below. The SAI provides a more detailed discussion of certain of these and other securities. The Portfolio Funds are not limited by this discussion and may invest in other types of securities not precluded by the policies discussed elsewhere in this Private Placement Memorandum.

         Brady Bonds. Brady Bonds are collateralized or uncollateralized fixed income securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady Bonds have been issued only recently and, accordingly, do not have a long payment history. These securities are subject to credit risk and interest rate risk.

         Convertible Securities. Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio. Traditionally, convertible securities have paid dividends or interest rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. These securities are also subject to market risk, interest rate risk and credit risk.

         Depositary Receipts. Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares). These instruments are subject to market risk and foreign investment risk.

         Direct Participation in Corporate Loans. By purchasing a loan, a Portfolio Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. A Portfolio Fund may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default. Certain of the loans acquired by a Portfolio Fund may involve revolving credit facilities or other standby financing commitments which obligate the Portfolio Fund to pay additional cash on a certain date or on demand.

         The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolio Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value or at a loss.

         Forward Commitments, When-Issued and Delayed Delivery Securities. Forward commitments, when-issued and delayed delivery securities generally involve the purchase of a security with payment and delivery at some time in the future (i.e., beyond normal settlement). Portfolio Funds do not earn interest on such securities until settlement and bear the risk of market value fluctuations between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

         High Quality Short-Term Debt Obligations including Bankers' Acceptances, Commercial Paper, Certificates of Deposit and Eurodollar Obligations Issued or Guaranteed by Bank Holding Companies in the U.S., their Subsidiaries and Foreign Branches or of the World Bank; Variable Amount Master Demand Notes and Variable Rate Notes Issued by U.S. and Foreign Corporations. Commercial paper is a short-term debt obligation with a maturity ranging from one to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash.

     Eurodollar obligations are dollar-denominated securities issued outside the U.S. by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions.

         Variable amount master demand notes differ from ordinary commercial paper in that they are issued pursuant to a written agreement between the issuer and the holder, their amounts may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, they are payable on demand, the rate of interest payable on them varies with an agreed formula and they are typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by a Portfolio Fund will be regarded as an illiquid security.

         Commercial paper, Eurodollar obligations and variable amount master demand notes are subject to credit risk, interest rate risk and foreign investment risk.

         High Yield/High Risk Debt Securities. High yield/high risk debt securities are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by S&P and Ba or lower by Moody's). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds," and "junk bonds."

         High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A Portfolio Fund with high yield debt securities may be more susceptible to credit risk and market risk than a Portfolio Fund that invests only in higher quality debt
securities,   because  these   lower-rated   debt  securities  are  less  secure
financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, a Portfolio Manager may find it more difficult to sell these securities or may have to sell them at lower prices.

         Hybrid Instruments. Hybrid instruments were recently developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. They are often indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity security index. Examples of hybrid instruments include debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, or preferred stock with dividend rates determined by reference to the value of a currency.

         Hybrids may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of the instrument could be zero. Hybrids can have volatile prices and limited liquidity and their use by a Portfolio Fund may not be successful.

         Illiquid and Restricted Securities. A Portfolio Fund may invest a portion of its assets in restricted and illiquid securities, which are investments that the Portfolio Fund cannot easily resell or that have contractual or legal restrictions on resale. Restricted securities include those which are not registered under the Securities Act and are purchased directly from the issuer or in the secondary market (private placements).

         If a Portfolio Fund buys restricted or illiquid securities, it may be unable to quickly resell them or may be able to sell them only at a price below current value or could have difficulty valuing the securities precisely.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         Indexed Securities. A Portfolio Fund may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed income securities whose values at maturity (i.e., principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of, or interest on, the instrument.

         Interest Rate Transactions. Interest rate transactions are hedging transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. They are used by a Portfolio Fund in an attempt to protect the value of its investments from interest rate fluctuations. Interest rate swaps involve the exchange by the Portfolio Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. Portfolio Managers engaging in interest rate transactions may incorrectly predict the direction of interest rates resulting in losses to the Portfolio Fund.

         Investment Grade Debt Securities. Investment grade debt securities are securities rated in one of the four highest rating categories by S & P, Moody's, or another nationally recognized rating agency. These securities are subject to interest rate risk and credit risk. Securities rated in the fourth investment category by a nationally recognized rating agency (e.g., BBB by S&P and Baa by Moody's) may have speculative characteristics.

         PIK (pay-in-kind) Debt Securities and Zero-Coupon Bonds. PIK debt securities are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash.

         Zero-coupon bonds are bonds that provide for no current interest payment and are sold at a discount. These investments pay no interest in cash to its holder during its life and usually trade at a deep discount from their face or par value. These investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. Portfolio Funds will accrue income annually on such investments for tax accounting purposes, as required, which is passed through to investors including the Fund.

         These securities are subject to credit risk and interest rate risk.

         Preferred Stocks. Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and in liquidation. Preferred stock generally does not carry voting rights. Preferred stocks are subject to market risk. In addition, because preferred stocks generally pay fixed dividends, an increase in interest rates may cause the price of a preferred stock to fall.

         Real Estate Investment Trusts. Real estate investment trusts ("REITs") are entities which invest in commercial and other real estate properties. Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended, movements in interest rates, or changes in borrowing costs as compared to its yield on mortgage assets. REITs are dependent upon management skills, may not be diversified and are subject to credit risks and tenant defaults. REITs are also required to pay out a substantial portion of their taxable income to shareholders, and are subject to being taxed as a regular corporation if they fail to meet the REIT requirements of the Code. REITS are also subject to further risk that they may fail to maintain exemption from the 1940 Act.

         Repurchase Agreements. Repurchase agreements involve the purchase of a security by a Portfolio Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash.

         Repurchase agreements involve credit risk (i.e., the risk that the seller will fail to repurchase the security, as agreed). In that case, the Portfolio Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

         Reverse Repurchase Agreements. Reverse repurchase agreements involve the sale of a security by a Portfolio Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio Fund to buy the security back at a specified price and time.

         Reverse repurchase agreements are considered a form of borrowing by the Portfolio Fund and, therefore, are a form of leverage. Leverage may cause any losses of the Portfolio Fund to be magnified.

         Rights and Warrants. Warrants are options to purchase equity securities at specific prices for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a shorter duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer prior to exercise. These investments carry the risk that they may be worthless to a Portfolio Fund in the event that the underlying securities have a market value less than the exercise price.

     U.S. Government Securities. U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit, like Treasury bills and Government National Mortgage Association certificates. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government-sponsored entities, like bonds and notes issued by the Federal Home Loan Bank, Fannie Mae, and Sallie Mae. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency. U.S. Government securities are subject primarily to interest rate risk.

                             INVESTOR QUALIFICATIONS

         Each prospective investor in the Fund will be required to represent and warrant to the Fund that the Interest subscribed for is being acquired for the account of an "accredited investor" as defined in Regulation D under the Securities Act. Each prospective investor, in addition to qualifying as an accredited investor, must also be a "qualified client" within the meaning of Rule 205-3 under the Advisers Act. Investors who are "accredited investors" as defined in Regulation D and "qualified clients" within the meaning of Rule 205-3 under the Advisers Act are referred to in this Private Placement Memorandum as "Eligible Investors."

         Currently, Eligible Investors include: (1) natural persons and companies (other than investment companies) that represent that they have a net worth (together, in the case of a natural person, with assets held jointly with a spouse) of more than $1,500,000; (2) persons who have at least $750,000 under the Adviser's or its affiliates' management, including any amount invested in the Fund; (3) persons who are "qualified purchasers" as defined by the 1940 Act and the rules thereunder; and (4) certain knowledgeable employees who participate in the Adviser's investment activities. In addition, Interests are offered only to investors that are U.S. persons for Federal income tax purposes, as defined below, and may not be purchased by charitable remainder trusts. You must represent and warrant in the Subscription Agreement that you meet these requirements before you may invest in the Fund. The Fund will not be obligated to sell to brokers or dealers any Interests that have not been placed with Eligible Investors that meet all applicable requirements to invest in the Fund.

         A person is considered a U.S. person for Federal income tax purposes if the person is: (1) a citizen or resident of the United States; (2) a corporation, partnership (including an entity treated as a corporation or partnership for U.S. Federal income tax purposes) or other entity (other than an estate or trust) created or organized under the laws of the United States, any state therein or the District of Columbia; (3) an estate (other than a foreign estate defined in Section 7701(a)(31)(A) of the Internal Revenue Code of 1986, as amended (the "Code")); or (4) a trust, if a court within the U.S. is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all substantial decisions of such trust.

         Existing Members who subscribe for additional Interests will be required to qualify as Eligible Investors at the time of each additional subscription.

                     REPURCHASES OF INTERESTS AND TRANSFERS

     No Right of Redemption


         No Member or other person holding an Interest or a portion of an Interest acquired from a Member will have the right to require the Fund to redeem that Interest or portion thereof. There is no public market for Interests, and none is expected to develop. With very limited exceptions, Interests are not transferable and liquidity will be provided only through limited repurchase offers that will be made from time to time by the Fund. Any transfer of an Interest in violation of the Operating Agreement will not be permitted and will be void. Consequently, Members may not be able to liquidate their investment other than as a result of repurchases of Interests by the Fund, as described below. For information on the Fund's policies regarding transfers of Interests, see "Repurchases of Interests and Transfers--Transfers of Interests" below.


                  Repurchases of Interests

         The Fund from time to time will offer to repurchase outstanding Interests pursuant to written tenders by Members. Repurchase offers will be made at such times and on such terms as may be determined by the Board in its complete and absolute discretion, and generally will be offers to repurchase a specified dollar amount of outstanding Interests. In setting such terms, the Board will attempt to comply with then-current guidance from the Internal Revenue Service (the "Service") in order to protect the Fund from becoming a "publicly traded partnership" for federal income tax purposes.


         In determining whether the Fund should repurchase Interests or portions thereof from Members pursuant to written tenders, the Board will consider the recommendations of the Adviser. The Adviser expects that it will recommend to the Board that the Fund offer to repurchase Interests twice each year, as of the last business day of March and September. A Member must complete twelve consecutive months as a Member before the Fund will repurchase the Member's Interest or a portion thereof. The Operating Agreement provides that the Fund will be dissolved if the entire Interest of any Member that has submitted a written request for repurchase of its entire Interest, in accordance with the terms of the Operating Agreement, has not been repurchased by the Fund within a period of two years after the Member's request. The Board will also consider the following factors, among others, in making its determination:


o whether any Members have requested to tender Interests or portions thereof to the Fund;

o        the liquidity of the Fund's assets;

o        the investment plans and working capital requirements of the Fund;

o        the relative economies of scale with respect to the size of the Fund;

o        the history of the Fund in repurchasing Interests or portions thereof;

o        the economic condition of the securities markets; and

o the anticipated tax consequences of any proposed repurchases of Interests or portions thereof.


         The Board will determine that the Fund repurchase Interests or portions thereof from Members pursuant to written tenders only on terms the Board determines to be fair to the Fund and Members. When the Board determines that the Fund will make a repurchase offer, notice of that offer will be provided to each Member describing the terms of the offer, and containing information that Members should consider in deciding whether to tender Interests for repurchase. Members who are deciding whether to tender their Interests or portions thereof during the period that a repurchase offer is open may ascertain the estimated net asset value of their Interests from __________________ by calling (800) _________ during the period the offer remains open.


         When Interests are repurchased by the Fund, Members will generally receive cash distributions equal to the value of the Interests (or portion of the Interest) repurchased. However, in the sole discretion of the Fund, the proceeds of repurchases of Interests may be paid by the in-kind distribution of securities held by the Fund, or partly in cash and partly in-kind. The Fund does not expect to distribute securities in-kind except in unusual circumstances, such as in the unlikely event that the Fund does not have sufficient cash to pay for Interests that are repurchased or if making a cash payment would result in a material adverse effect on the Fund or on Members not tendering Interests for repurchase. See "Risk Factors--General Risks." Repurchases will be effective after receipt and acceptance by the Fund of all eligible written tenders of Interests or portions thereof from Members.


         A Member that tenders its entire Interest will generally have a taxable event when the Interest is repurchased. Gain, if any, will be recognized by a tendering Member only as and after the total cash proceeds received by the Member exceed the Member's adjusted tax basis in the Interest. A loss, if any, will be recognized only after the Member has received full payment in cash of the repurchase amount.


        The Fund may suspend or postpone a redemption offer in limited circumstances, and only by a vote of a majority of the Board, including a majority of the directors who are not "interested persons" as defined under the 1940 Act ("Disinterested Directors"). These circumstances may include the following:

o for any period during which an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to determine the value of the Fund's net assets;

o for any other periods that the Commission permits by order for the protection of Members; or

o other unusual circumstances as the Board deems advisable to the Fund and its Members.

                  Repurchase Procedures


         Due to liquidity restraints associated with the Fund's investments in Portfolio Funds, the fact that the Fund may have to effect withdrawals from those funds to pay for Interests being repurchased, and the current guidelines concerning status as a publicly traded partnership, it is presently expected that, under the procedures applicable to the repurchase of Interests, Interests will be valued for purposes of determining their repurchase price as of a date at least sixty days after the date by which Members must submit a repurchase request (the "Valuation Date") and that the Fund will generally pay the value of the Interests or portions thereof repurchased (or as discussed below, 90% of such value if a Member's entire Interest is repurchased) within one month after the Valuation Date. The amount that a Member may expect to receive on the repurchase of the Member's Interest (or portion thereof) will be the value of the Member's capital account (or portion thereof being repurchased) determined on the Valuation Date and based on the net asset value of the Fund's assets as of that date, after giving effect to all allocations to be made as of that date to the Member's capital account. This amount will be subject to adjustment upon completion of the annual audit of the Fund's financial statements for the fiscal year in which the repurchase is effected (which it is expected will be completed within 60 days after the end of each fiscal year). If the entire Interest of a Member is repurchased, the Member will receive an initial payment equal to 90% of the estimated value of the Interest and the balance due will be determined and paid generally within forty-five days after completion of the Fund's audit and will be subject to audit adjustment.


         Under these procedures, Members will have to decide whether to tender their Interests for repurchase without the benefit of having current information regarding value of Interests as of a date proximate to the Valuation Date. In addition, there will be a substantial period of time between the date as of which Members must tender Interests and the date they can expect to receive payment for their Interests from the Fund. Payments for repurchased Interests may be delayed under circumstances where the Fund has determined to redeem its interests in Portfolio Funds to make such payments, but has experienced delays in receiving payments from the Portfolio Funds.


         Members who redeem their Interest, or a portion thereof, will not be entitled to a return of any amount of placement fee that was charged in connection with the Member's purchase of the Interest.


         A Member who tenders for repurchase only a portion of the Member's Interest will be required to maintain a capital account balance of $50,000. If a Member tenders a portion of an Interest and the repurchase of that portion would cause the Member's capital account balance to fall below this required minimum, the Fund reserves the right to reduce the portion of the Interest to be purchased from the Member so that the required minimum balance is maintained.

         Because of the current guidelines concerning status as a publicly traded partnership, it is expected that the Board will offer to repurchase no more than ten percent of the Interests of the Fund in any calendar year.

         Repurchases of Interests by the Fund are subject to certain regulatory requirements imposed by SEC rules.

Mandatory Redemption by the Fund

         The Operating Agreement provides that the Fund may redeem an Interest (or portion thereof) of a Member or any person acquiring an Interest (or portion thereof) from or through a Member under certain circumstances, including if: ownership of the Interest by the Member or other person will cause the Fund to be in violation of certain laws; continued ownership of the Interest may adversely affect the Fund; any of the representations and warranties made by a Member in connection with the acquisition of the Interest was not true when made or has ceased to be true; or it would be in the best interests of the Fund to repurchase the Interest or a portion thereof. Members whose Interest, or a portion thereof, is redeemed by the Fund will not be entitled to a return of any amount of placement fee that was charged in connection with the Member's purchase of the Interest.

Transfers of Interests


         Except as otherwise described below, no person shall become a substituted Member without the written consent of the Board, which consent may be withheld for any reason in its sole and absolute discretion. Interests held by Members may be transferred only (1) by operation of law pursuant to the death of a Member or (2) under extremely limited circumstances, with the written consent of the Board (which may be withheld in its sole and absolute discretion). The Board generally will not consider consenting to a transfer unless the transfer is (1) one in which the tax basis of the Interests in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferring Member (e.g., certain gifts and contributions to family entities, divorce, bankruptcy, insolvency or dissolution of a Member), or (2) to members of the transferring Member's immediate family (siblings, spouse, parents, and children). Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board that the proposed transferee meets any requirements imposed by the Fund with respect to investor eligibility and suitability. The Board may not consent to a transfer of an Interest by a Member unless such transfer is to a single transferee or after the transfer of the Interest, the balance of the capital account of each of the transferee and transferor is not less than $50,000. A Member who transfers an Interest may be charged all expenses, including attorneys' and accountants' fees, incurred by the Fund in connection with the transfer. If a Member transfers an Interest with the approval of the Board, the Fund shall promptly take all necessary actions so that each transferee or successor to whom the Interest is transferred is admitted to the Fund as a Member.


         By subscribing for an Interest, each Member agrees to indemnify and hold harmless the Fund, the Board, the Adviser, each other Member, and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs, and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs, and expenses or any judgments, fines, and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Member in violation of the Operating Agreement or any misrepresentation made by that Member in connection with any such transfer.

                                CAPITAL ACCOUNTS

     General

         The Fund will maintain a separate capital account for each Member (including the Adviser or its affiliates in respect of any capital contribution to the Fund by the Adviser or an affiliate, as a Member), which will have an opening balance equal to the Member's initial contribution to the capital of the Fund (i.e., the amount of the investment less any applicable placement fee). Each Member's capital account will be increased by the amount of any additional contributions by the Member to the capital of the Fund, plus any amounts credited to the Member's capital account as described below. Similarly, each Member's capital account will be reduced by the sum of the amount of any repurchase by the Fund of the Member's Interest, or portion thereof, plus the amount of any distributions to the Member which are not reinvested, plus any amounts debited against the Member's capital account as described below.


         Capital accounts of Members are adjusted as of the close of business on the last day of each fiscal period. A fiscal period begins on the day after the last day of the preceding fiscal period and ends at the close of business on the first to occur of (1) the last day of each fiscal year (March 31); (2) the day preceding the date as of which any contribution to the capital of the Fund is made; (3) any day as of which the Fund repurchases any Interest (or portion thereof) of any Member; (4) any day on which there is any distribution to a Member pursuant to certain provisions of the Operating Agreement; (5) any day as of which any amount is credited to or debited from the capital account of any Member other than an amount to be credited to or debited from the capital accounts of all Members in accordance with their respective investment percentages; (6) the date as of which the Fund terminates; or (7) any other date as established by the Board. An investment percentage will be determined for each Member as of the start of each fiscal period by dividing the balance of the Member's capital account as of the commencement of the period by the sum of the balances of all capital accounts of all Members as of that date.


                  Allocation of Net Profits and Losses


         Net profits or net losses of the Fund for each fiscal period will be allocated among and credited to or debited against the capital accounts of Members as of the last day of each fiscal period in accordance with the Members' respective investment percentages for the period. Net profits or net losses will be measured as the net change in the value of the net assets of the Fund (including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses during a fiscal period, before giving effect to any repurchases by the Fund of Interests (or portions thereof) during the fiscal period, and excluding the amount of any items to be allocated among the capital accounts of the Members other than in accordance with the Members' respective investment percentages).


         Allocations for Federal income tax purposes generally will be made among Members so as to reflect equitably amounts credited or debited to each Member's capital account for the current and prior taxable years. Under the Operating Agreement, the Adviser has the discretion to allocate specially an amount of the Fund's capital gains, including short-term capital gain, for Federal income tax purposes to a Member that withdraws from the Fund (a "Withdrawing Member"), to the extent that the capital account balance of the Withdrawing Member exceeds the Federal income tax basis in its Interest.

                  Allocation of Special Items

         Withholding taxes or other tax obligations incurred by the Fund which are attributable to any Member will be debited against the capital account of that Member as of the close of the fiscal period during which the Fund paid those obligations, and any amounts then or thereafter distributable to the Member will be reduced by the amount of those taxes. If the amount of those taxes is greater than the distributable amounts, then the Member and any successor to the Member's Interest is required to pay upon demand to the Fund, as a contribution to the capital of the Fund, the amount of the excess. The Fund is not obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member, although in the event that the Fund determines that a Member is eligible for a refund of any withholding tax, it may, at the request and expense of that Member, assist the Member in applying for the refund.

         Generally, any expenditures payable by the Fund, to the extent paid or withheld on behalf of, or by reason of particular circumstances applicable to, one or more, but fewer than all of the Members, will be charged to only those Members on whose behalf the payments are made or whose particular circumstances gave rise to the payments. These charges will be debited to the capital accounts of the applicable Members as of the close of the fiscal period during which the items were paid or accrued by the Fund.

                  Reserves

         Appropriate reserves may be created, accrued and charged against net assets and proportionately against the capital accounts of the Members for contingent liabilities as of the date the contingent liabilities become known to the Fund. Reserves will be in such amounts (subject to increase or reduction) which the Fund may deem necessary or appropriate. The amount of any reserve (or any increase or decrease therein) will be proportionately charged or credited, as appropriate, to the capital accounts of those Members who are Members at the time when the reserve is created, increased or decreased, as the case may be; provided, however, that if the reserve (or any increase or decrease therein) exceeds the lesser of $500,000 or 1% of the aggregate value of the capital accounts of all those Members, the amount of the reserve, increase, or decrease shall instead be charged or credited to those Members who were Members at the time, as determined by the Fund, of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their capital accounts at that time.

                  Voting

         Each Member will have the right to cast a number of votes based on the value of the Member's capital account relative to the value of the capital accounts of all Members at any meeting of Members called by the Board or investors holding at least a majority of the total number of votes eligible to be cast by all Members. Members will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would be entitled to vote, including the election of Directors, the approval of the Advisory Agreement and the approval of the Fund's independent public accountants, in each case to the extent that voting by shareholders is required by the 1940 Act. Except for the exercise of their voting rights, Members will not be entitled to participate in the management or control of the Fund's business, and may not act for or bind the Fund.

                             PORTFOLIO TRANSACTIONS

     The Fund

         It is the policy of the Fund to obtain the best results in connection with effecting its portfolio transactions taking into account certain factors as set forth below. In most instances, the Fund will purchase securities directly from a Portfolio Fund, and such purchases by the Fund may be, but are generally not, subject to transaction expenses. Nevertheless, the Fund anticipates that some of its portfolio transactions may be subject to expenses.


         The Fund contemplates that, consistent with the policy of obtaining the best net result, any brokerage transactions of the Fund may be conducted through affiliates of the Adviser or Sub-Adviser. The Board has adopted procedures in conformity with Section 17(e) of the 1940 Act to ensure that all brokerage commissions paid to affiliates are fair and reasonable. Transactions for the Fund will not be effected on a principal basis with the Adviser, the Sub-Adviser, the Placement Agent, any of their affiliates, or other affiliates of the Fund. However, certain of the entities may effect brokerage transactions for the Fund. These transactions would be effected in accordance with procedures adopted by the Fund pursuant to Section 17(e) of the 1940 Act and rules and regulations promulgated thereunder. Brokerage transactions effected by the Portfolio Funds with Placement Agent or any of the Placement Agent's, Adviser's or Sub-Adviser's affiliates will not be subject to the limitations imposed by
Section 17(e) of the 1940 Act.


         The Fund will bear any commissions or spreads in connection with its portfolio transactions. In placing orders, it is the policy of the Fund to obtain the best results taking into account the broker-dealer's general execution and operational facilities, the type of transaction involved, and other factors such as the broker-dealer's risk in positioning the securities involved. While the Adviser and Sub-Adviser generally seek reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. In executing portfolio transactions and selecting brokers or dealers, the Adviser and Sub-Adviser seek to obtain the best overall terms available for the Fund. In assessing the best overall terms available for any transaction, the Adviser and Sub-Adviser consider factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by the Adviser and Sub-Adviser based upon its knowledge of available information as to the general level of commission paid by other institutional investors for comparable services. Transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of foreign stock exchanges, however, commissions are fixed. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

                  The Portfolio Funds

         The Portfolio Funds will incur transaction expenses in the management of their portfolios, which will decrease the value of the Fund's investment in the Portfolio Funds. Because the investment program of certain of the Portfolio Funds may include trading as well as investments, short-term market considerations will frequently be involved, and it is anticipated that the turnover rates of the Portfolio Funds may be substantially greater than the turnover rates of other types of investment vehicles. In addition, the order execution practices of the Portfolio Funds may not be transparent to the Fund. Each Portfolio Fund is responsible for placing orders for the execution of its portfolio transactions and for the allocation of its brokerage. The Portfolio Funds may conduct brokerage transactions through affiliates of the Adviser or Sub-Adviser. The Adviser and Sub-Adviser will have no direct or indirect control over the brokerage or portfolio trading policies employed by the Portfolio Managers of the Portfolio Funds.


         In selecting broker-dealers to effect transactions on a Portfolio Fund's behalf, the Adviser expects that each Portfolio Fund generally will seek reasonably competitive commission rates. However, Portfolio Funds will not necessarily pay the lowest commission available on each transaction, and may engage in transactions with broker-dealers based on different criteria than those considered by the Fund. A Portfolio Fund may place brokerage business with brokers that provide the Portfolio Fund and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts as well as other services. The information and services received by the Portfolio Fund from brokers may be used in connection with the management of all accounts managed by the Portfolio Manager of the Portfolio Fund, and may not be used for the exclusive benefit of the Fund or the Portfolio Fund. Portfolio Funds may not be subject to the same regulatory restrictions on principal and agency transactions as apply to the Fund. The Fund will indirectly bear its proportionate share of the commissions or spreads of the portfolio transactions of the Portfolio Funds.


         No guarantee or assurance can be made that a Portfolio Fund's brokerage transaction practices will be transparent or that the Portfolio Fund will establish, adhere to, or comply with its stated practices. The Portfolio Funds are not investment companies registered under the 1940 Act and may, therefore, select brokers on other bases and may receive benefits other than research or that benefit the Portfolio Fund's Portfolio Manager or its affiliates rather than the Portfolio Fund.

         As with the Fund, Portfolio Funds may make investments directly in the issuers of their underlying securities, and in some instances may not be subject to transaction expenses.

                              CONFLICTS OF INTEREST

The Adviser

         The Adviser, the Sub-Adviser, and each of their respective employees or affiliates, including the Adviser's affiliate, Wachovia Bank, N.A., may conduct any other business, including any business within the securities industry. The Adviser, the Sub-Adviser, and each of their respective employees or affiliates, may act as adviser or sub-adviser for others, may manage funds or capital for others, may have, make and maintain investments in their own names or through other entities, may serve as a consultant, partner or stockholder of one or more investment funds, partnerships, securities firms or advisory firms and may act as a director, officer and/or employee of any corporation, a trustee of any trust, an executor or administrator of any estate or an administrative official of any other business entity. The Fund has no interest in these activities. The Adviser, the Sub-Adviser and their officers will be engaged in substantial activities other than on behalf of the Fund and may have conflicts of interest in allocating their time and activity between the Fund and such other activities.

         The Adviser, the Sub-Adviser, or one of their affiliates may determine that an investment opportunity in a particular Portfolio Fund is appropriate for another client or for itself or its officers, directors, partners, members, or employees, but the Adviser or the Sub-Adviser may determine that such investment opportunity is not appropriate for the Fund. Situations also may arise in which the Adviser, the Sub-Adviser, or one of their affiliates or other clients have made investments that would have been suitable for investment by the Fund but, for various reasons, were not pursued by, or available to, the Fund. The investment activities of the Adviser, the Sub-Adviser, or their affiliates and any of their respective officers, directors, partners, members, or employees may disadvantage the Fund in certain situations, if among other reasons, the investment activities limit the Fund's ability to invest in a particular investment vehicle or investment.

         Certain of the Adviser's affiliates and certain of the Sub-Adviser's affiliates may provide brokerage and other services from time to time to one or more accounts or entities managed by the Portfolio Managers of Portfolio Funds or their affiliates. These affiliates may provide prime brokerage and other brokerage services to the Portfolio Funds in compliance with applicable law. The Portfolio Funds may, to the extent permissible under, and in compliance with, applicable law, sell securities to or purchase securities from affiliates of the Adviser or of the Sub-Adviser as counterparty. Affiliates of the Adviser or of the Sub-Adviser may create, write, or issue derivative instruments with respect to which the counterparty is a Portfolio Fund or the performance of which is based on the performance of a Portfolio Fund. These affiliates may keep any profits, commissions, and fees accruing to it in connection with its activities for itself and other clients, and the fees from the Fund to the Adviser will not be reduced thereby. The Portfolio Funds will pay market rate commissions or fees in respect of such transactions.

         The affiliates of the Adviser or of the Sub-Adviser or their other clients may have an interest in an account managed by, or enter into relationships with, a Portfolio Manager of a Portfolio Fund or its affiliates on terms different than an interest in the Fund. In addition, the Portfolio Managers of the Portfolio Funds may receive research products and services in connection with the brokerage services that affiliates of the Advisor or of the Sub-Adviser may provide from time to time to one or more Portfolio Funds or other accounts of such Portfolio Funds' Portfolio Managers.

         Wachovia Bank, N.A. and its affiliates, including their officers, directors, partners, members, or employees, may have banking and investment banking relationships with the issuers of securities that are held by the Portfolio Funds or by the Fund. They may also own the securities of these issuers. However, in making investment decisions for the Fund, the Adviser does not obtain or use material inside information acquired by any division, department, or affiliate of Wachovia Bank, N.A. in the course of those relationships.


         The Adviser, Sub-Adviser and their respective affiliates reserve the right to establish in the future additional investment funds with the same objective and strategy as the Fund, in which event the Adviser and Sub-Adviser will allocate such investments among the Fund and such additional investment funds on whatever basis they consider appropriate or desirable.


Portfolio Managers

         Conflicts of interest may arise from the fact that the Portfolio Managers and their affiliates generally will be carrying on substantial investment activities for other clients, including other investment funds, in which the Fund will have no interest. The investment advisers of the Portfolio Funds may have financial incentives to favor certain of such accounts over the Portfolio Funds. Any of their proprietary accounts and other customer accounts may compete with the Portfolio Fund for specific trades, or may hold positions opposite to positions maintained on behalf of the Portfolio Fund. The Portfolio Managers may give advice and recommend securities to, or buy or sell securities for, a Portfolio Fund in which the Fund's assets are invested, which advice or securities may differ from advice given to, or securities recommended or bought or sold for, other accounts and customers, even though their investment objectives may be the same as, or similar to, those of the Fund.

         The Adviser anticipates that each Portfolio Manager will evaluate a variety of factors in determining whether a particular investment opportunity or strategy is appropriate and feasible for the relevant Portfolio Fund at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ when applied to the Portfolio Fund and relevant accounts under management in the context of any particular investment opportunity, the investment activities of the Portfolio Fund, on the one hand, and other managed accounts, on the other hand, may differ considerably from time to time. In addition, the fees and expenses of the Portfolio Fund will differ from those of the other managed accounts and the Fund. Accordingly, investors should be aware that the future performance of a Portfolio Fund and its Portfolio Manager's other accounts may vary.

         When a Portfolio Manager of a Portfolio Fund determines that it would be appropriate for a Portfolio Fund and one or more of its other accounts to participate in an investment opportunity at the same time, it may aggregate, place, or allocate orders on any basis that the Portfolio Manager elects. Decisions in this regard are necessarily subjective and there is no requirement that the Portfolio Fund participate, or participate to the same extent as the other accounts, in all trades.

         Situations may occur where the Fund could be disadvantaged because of the investment activities conducted by a Portfolio Manager of a Portfolio Fund for its other accounts. Such situations may be based on, among other things, the following: (1) legal restrictions on the combined size of positions that may be taken for a Portfolio Fund or the other accounts, thereby limiting the size of the Portfolio Fund's position; (2) the difficulty of liquidating an investment for a Portfolio Fund or the other accounts where the market cannot absorb the sale of the combined positions; and (3) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments.

         Each Portfolio Manager and its principals, officers, employees, and affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund or a Portfolio Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees, and affiliates of the Portfolio Manager that are the same as, different from, or made at a different time than positions taken for the Fund.

                        DETERMINATION OF NET ASSET VALUE

         The net asset value of the Interests will be computed based upon the value of the Fund's portfolio securities and other assets. Net asset value per Interest will be determined no less frequently than the last business day of each month. The Fund calculates net asset value per Interest by subtracting the Fund's liabilities (including accrued expenses), from the Fund's total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of Interests outstanding.

         Market quotations for most of the Fund's investments in the securities of the Portfolio Funds will not be readily available. Investments for which market quotations are not readily available will be valued by the Fund at their fair value, as determined in good faith by the Adviser, in accordance with procedures approved by the Board of Directors. In general, fair value represents a good faith approximation of the value of an asset and will be used where there is no public market or possibly no market at all for the asset.

         While no single standard for determining fair value exists, as a general rule, the current fair value of a security would generally be the amount which the Fund could expect to receive upon its current sale or redemption by a Portfolio Fund. Some, but not necessarily all, of the general factors which may be considered in determining fair value include: (1) the fundamental analytical data relating to the investment and (2) the nature and duration of restrictions on disposition of the securities. Without limiting or including all of the specific factors which may be considered in determining fair value, some of the specific factors include: type of security, cost at date of purchase, size of holding, special reports prepared by analysts, information as to any transaction or offers with respect to the security, price and extent of public trading in similar securities of comparable funds, and other relevant matters.

         When available, the Fund's fair valuation of investments in Portfolio Funds will be the value determined by the Portfolio Manager for each Portfolio Fund in accordance with the policies and procedures established by the relevant Portfolio Fund and provided to the Fund within the Fund's valuation timeframe. In this context, fair value will represent the amount that the Fund could reasonably expect to receive from a Portfolio Fund upon redemption of its investment, based on information reasonably available at the time that the Fund believes to be reliable. Although the Adviser will review the valuations provided by the Portfolio Managers, the Adviser and the Board of Directors will not be able to confirm independently the accuracy of valuations provided by such Portfolio Managers (which are unaudited), and generally do not expect to make adjustments to the valuations provided by the Portfolio Managers.

         Any valuations provided by the Portfolio Managers upon which the Fund will calculate its month-end net asset value and net asset value per Interest may be subject to later adjustment based on valuation information reasonably available at that time. For example, year-end net asset value calculations of the Portfolio Funds are audited by Portfolio Funds' independent auditors and may be revised as a result of such audits. Such adjustments or revisions, whether increasing or decreasing the net asset value of the Fund, will not affect the amount paid by new Members who have purchased, or amount received by Members who have sold, Interests prior to such adjustments. Such Members may have purchased or sold Interests at a higher or lower price than they are subsequently valued as a result of any adjustments to net asset value.

         Where deemed appropriate by the Fund and consistent with the 1940 Act, investments in Portfolio Funds may be valued at cost. Cost may not be an appropriate valuation measure in instances in which the Fund is aware of sales of similar securities to third parties at different prices. In such a situation, the Fund's investment will be revalued in a manner that the Adviser, in accordance with procedures approved by the Board of Directors, determines in good faith best reflects its fair value. The Board of Directors will be responsible for ensuring that the valuation policies utilized by the Adviser are fair to the Fund and consistent with applicable regulatory guidelines.

         The Adviser, the Sub-Adviser or their affiliates act as investment adviser to other clients that may invest in securities for which no public market price exists. The Adviser or its affiliates may use other acceptable methods of valuation in these contexts that may result in differences in the value ascribed to the same security owned by the Fund and other clients. Consequently, the advisory fees charged to the Fund and other clients may be different, since the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration.

         Expenses of the Fund, including the Adviser's investment management fee and the costs of any borrowings, are accrued on a monthly basis on the day net asset value is calculated and are taken into account for the purpose of determining net asset value.

         Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund's net assets if the judgments of the Board of Directors, the Adviser, or the Portfolio Managers to the Portfolio Funds should prove incorrect.

         Although most of the Fund's securities will not have readily available market quotations, in the event that the Fund does hold securities for which market quotations are readily available, such securities will be valued at market value, which is currently determined using the last reported sale price or, if no sales are reported (in the case of some securities traded over-the-counter), the last reported bid price.

                                FEDERAL TAXATION

         The following is a summary of certain aspects of the income taxation of the Fund and its Members that should be considered by a prospective Member. The Fund has not sought a ruling from the Service or any other Federal, state or local agency with respect to any of the tax issues affecting the Fund, nor has it obtained an opinion of counsel with respect to any Federal tax issues other than the characterization of the Fund as a partnership for Federal income tax purposes.

         This summary of certain aspects of the Federal income tax treatment of the Fund is based upon the Internal Revenue Code of 1986, as amended (the "Code"), judicial decisions, Treasury Regulations (the "Regulations") and rulings in existence on the date hereof, all of which are subject to change. This summary does not discuss the impact of various proposals to amend the Code that could change certain of the tax consequences of an investment in the Fund. This summary also does not discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under the Federal income tax laws, such as insurance companies.

         Prospective Members should consult with their own tax advisers in order
fully  to  understand  the  Federal,   state,   local  and  foreign  income  tax
consequences of an investment in the Fund.

         In addition to the particular matters set forth in this section, tax-exempt organizations should review carefully those sections of this Private Placement Memorandum and the SAI regarding liquidity and other financial matters to ascertain whether the investment objectives of the Fund are consistent with their overall investment plans. Prospective tax-exempt investors are urged to consult their own counsel regarding the acquisition of Interests.

                  Tax Treatment of Fund Operations

         Prior to the commencement of operations, the Fund will have received an opinion of Sullivan & Worcester LLP, Fund Counsel, that under the provisions of the Code and the Regulations, as in effect on the date of the opinion, as well as under the relevant authority interpreting the Code and the Regulations, and based upon certain representations of the Board, the Fund will be treated as a partnership for Federal income tax purposes and not as an association taxable as a corporation.

         Under Section 7704 of the Code, "publicly traded partnerships" are generally treated as corporations for Federal income tax purposes. A publicly traded partnership is any partnership the interests in which are traded on an established securities market or which are readily tradable on a secondary market (or the substantial equivalent thereof). Interests will not be traded on an established securities market. Regulations concerning the classification of partnerships as publicly traded partnerships (the "Section 7704 Regulations") provide certain safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market (or the substantial equivalent thereof). The Fund may not be eligible for any of those safe harbors. In particular, it will not qualify under the private placement safe harbor set forth in the Section 7704 Regulations if the Fund has more than 100 Members.

         The Section 7704 Regulations specifically provide that the fact that a partnership does not qualify for the safe harbors is disregarded for purposes of determining whether interests in a partnership are readily tradable on a secondary market (or the substantial equivalent thereof). Rather, in this event the partnership's status is examined under a general facts and circumstances test set forth in the Section 7704 Regulations. Prior to the Fund's commencement of operations, Sullivan & Worcester LLP will have rendered its opinion that, under this "facts and circumstances" test, and based upon the anticipated operations of the Fund as well as the legislative history to Section 7704, the text of the Section 7704 Regulations and certain representations of the Fund, Interests will not be readily tradable on a secondary market (or the substantial equivalent thereof) and, therefore, that the Fund will not be treated as a publicly traded partnership taxable as a corporation.

         Neither of the opinions of counsel described above, however, is binding on the Service or the courts. If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation for Federal income tax purposes (as a result of a successful challenge to such opinions by the Service, changes in the Code, the Regulations or judicial interpretations thereof, a material adverse change in facts, or otherwise), the taxable income of the Fund would be subject to corporate income tax when recognized by the Fund; distributions of such income, other than in certain redemptions of Interests, would be treated as dividend income when received by the Members to the extent of the current or accumulated earnings and profits of the Fund; and Members would not be entitled to report profits or losses realized by the Fund.

         Unless otherwise indicated, references in the following discussion of the tax consequences of Fund investments, activities, income, gain and loss, include the direct investments, activities, income, gain and loss of the Fund, and those indirectly attributable to the Fund as a result of it being an investor in Portfolio Funds.

         As a partnership, the Fund is not itself subject to Federal income tax. The Fund files an annual partnership information return with the Service which reports the results of operations. Each Member is required to report separately on its income tax return its distributive share of the Fund's net long-term capital gain or loss, net short-term capital gain or loss and all other items of ordinary income or loss. Each Member is taxed on its distributive share of the Fund's taxable income and gain regardless of whether it has received or will receive a distribution from the Fund. For a more detailed discussion of certain aspects of the income taxation of the Fund and its investments under Federal and state law, see "Tax Aspects" in the SAI.

         The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Fund and its shareholders. Please see the SAI for a more detailed discussion of the federal income tax issues associated with the purchase of the Fund's Interests. You are urged to consult your tax advisers.

                  ERISA Considerations

         Persons who are fiduciaries with respect to an employee benefit plan, individual retirement account ("IRA"), Keogh plan, or other arrangement subject to ERISA, or the Code (an "ERISA Plan") should consider, among other things, the matters described below before determining whether to invest in the Fund. ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, prohibited transactions, and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor ("DOL") regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan's portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan's purposes, an examination of the risk and return factors, the portfolio's composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan and the proposed investment in the Fund, the income taxes of the investment, and the projected return of the total portfolio relative to the ERISA Plan's funding objectives. Before investing the assets of an ERISA Plan in the Fund, an ERISA Plan fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. If a fiduciary with respect to any such ERISA Plan breaches his or her responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary may be held personally liable for losses incurred by the ERISA Plan as a result of such breach.

         Because the Fund will be registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be "plan assets" of the ERISA Plans investing in the Fund for purposes of ERISA's fiduciary responsibility and prohibited transaction rules. Thus, the Adviser will not be a fiduciary within the meaning of ERISA with respect to the assets of any ERISA Plan that becomes a Member of the Fund, solely as a result of the ERISA Plan's investment in the Fund.

         An ERISA Plan proposing to invest in the Fund and any fiduciaries responsible for the ERISA Plan's investments should be fully aware of and understand the Fund's investment objective, policies, and strategies, and the decision to invest plan assets in the Fund should be made with appropriate consideration of relevant investment factors with regard to the ERISA Plan and be consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA.

         Certain prospective ERISA Plan investors may currently maintain relationships with the Adviser or one or more Portfolio Managers of the Portfolio Funds in which the Fund will invest or with other entities that are affiliated with the Adviser or Portfolio Managers. Each of such persons may be deemed to be a party in interest to and/or a fiduciary of any ERISA Plan to which it provides investment management, investment advisory, or other services. ERISA prohibits ERISA Plan assets from being used for the benefit of a party in interest and also prohibits an ERISA Plan fiduciary from using its position to cause the ERISA Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. ERISA Plan investors should consult with legal counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code. The decision of ERISA Plan fiduciaries to invest in the Fund should be made by them as fiduciaries independent of such affiliated persons, and such ERISA Plan fiduciaries should not rely on any individualized advice or recommendation of such affiliated persons as a primary basis for the decision to invest in the Fund.

         The provisions of ERISA are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential investors should consult their legal advisors regarding the consequences under ERISA of the acquisition and ownership of Interests.

                           SUBSCRIPTIONS FOR INTERESTS


         The minimum subscription for an Interest is $50,000. Subscriptions in excess of this minimum may be made in increments of $10,000. These minimums may be modified by the Fund from time to time. A placement fee is charged with respect to investments in the Interests as described below in "Placement Fees". The Adviser may reject a subscription in whole or in part in its discretion. Subscription Agreements received by the Fund will be irrevocable.

         Interests are suitable only for certain investors. Each investor must satisfy the conditions set forth below and must represent in writing to the Fund
(1) that it is an "accredited investor" (as defined in Rule 501 of Regulation D under the Securities Act), who either alone or with its "purchaser representative" (as defined in Rule 501) has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the prospective investment and (2) that it is a "qualified client" within the meaning of Rule 205-3 under the Advisers Act. Investors with questions as to whether they qualify as "accredited investors" or "qualified clients" are urged to refer such questions to their own legal advisers.


         Each investor must also represent and warrant in the Subscription Agreement, among other things, that (1) it is buying the Interests for its own account for investment purposes and not with a view to the distribution thereof and (2) it has read this Private Placement Memorandum and is aware of and can afford the risks of an investment in the Fund for an indefinite period of time, including the risk of losing its entire investment. Investment in the Fund is suitable only for persons who have adequate means of providing for their current needs and personal contingencies and have no need for liquidity in this investment.


         In order to purchase an Interest, an investor must (1) date, complete and execute one copy of the subscription documents, including the Subscription Agreement (which includes a Power of Attorney) and the signature page to the Operating Agreement and (2) deliver or mail the subscription documents to either the Fund or ___________________ at 200 Berkeley Street, Boston, Massachusetts 02116. Subscribers agree in such subscription documents to transmit (by check or wire transfer) the full purchase price of the Interests to the Placement Agent, on or before the purchase date. Subscribers whose subscriptions are accepted will have the principal amount of the subscription (less any applicable placement fee) contributed to the capital account for such subscriber. In the event that a prospective investor's subscription is rejected or the investment is not otherwise consummated, the Fund will return any funds received from such prospective investor within 10 business days after such rejection or determination that the investment will not be consummated.


         The Interests are being offered by the Fund to qualified investors through the Placement Agent on a best efforts basis. There is no limit on the aggregate capital that may be contributed to the Fund.

         The Placement Agent may appoint any bank, dealer, institution, other entity or individual, registered as a broker-dealer with the SEC and a member of the National Association of Securities Dealers, Inc. (the "NASD"), or excluded or exempt from broker-dealer registration and NASD membership, including affiliates of the Placement Agent, to make offers or sales of Interests.

         Interests may be purchased on the first business day of each month, until the Fund determines not to offer any additional Interests. The Fund may in its discretion elect to temporarily or permanently suspend the offering of additional Interests.


         The full amount of an investment is payable in federal funds, which must be received by the Placement Agent not later than 5 business days prior to the beginning of a month whether payment is made by check or is sent by wire or via NSCC. Funds received prior to the next succeeding month may be invested in an affiliated Evergreen Money Market fund advised by the Adviser.


Placement Fee

         Interests in the Fund will be sold through the Placement Agent. The Placement Agent may also retain other entities, including affiliated and unaffiliated broker-dealers or entities excluded or exempt from broker-dealer registration, in connection with the offer and sale of Interests.


         Each investor will be charged a placement fee on their initial and additional investments as follows: investments of less than $100,000 are subject to a placement fee of 3%; investments of $100,000 to $250,000 will be subject to a placement fee of 2%; and investments of greater than $250,000 will be subject to a placement fee of 1.5%, in each case as a percentage of the amount invested.


         The placement fee will be applied by one of two methods, as determined by the investor. The investor may choose to either (1) have the placement fee deducted from the amount provided, so that for example, if the investor provides $1,000,000, $15,000 will generally be deducted as a placement fee and $985,000 will be invested in the Fund; or (2) treat the placement fee as an addition to, and not a deduction from, the subscription amount; so that, for example, if the investor invests $1,000,000 in the Fund, the investor will generally be charged a $15,000 placement fee in addition to the $1,000,000 invested.

         The placement fee does not constitute a capital contribution made by the investor to the Fund nor part of the assets of the Fund. The placement fee may be adjusted or waived at the sole discretion of the Placement Agent in consultation with the Adviser and is expected to be waived for the Adviser and its respective affiliates, directors, partners, principals, officers and employees as well as for certain other strategic investors.

         Interests may be purchased on the first business day of each month, until the Fund determines not to offer any additional Interests. The Fund may in its discretion elect to temporarily or permanently suspend the offering of additional Interests.

                                    CUSTODIAN


         The Fund's securities and cash will be held by State Street Bank and Trust Company, whose principal business address is 225 Franklin Street, Boston, Massachusetts 02110, as custodian (the "Custodian") under a custodian contract. The Fund has not selected any foreign custodians or sub-custodians. However, if the Fund determines that it should have any foreign custodians or sub-custodians to maintain any of its foreign securities, the Board of Directors will make such selection following consideration of a number of factors, including, but not limited to, the reliability and financial stability of the institution, the ability of the institution to capably perform custodial services for the Fund, the reputation of the institution in its national market, the political and economic stability of the country in which the institution is located, and the risks of potential nationalization or expropriation of Fund assets.

                          TRANSFER AGENT AND REGISTRAR


         _______________,     whose     principal     business     address    is
_______________________, will serve as transfer agent and registrar for the Interests.

                               INDEPENDENT AUDITOR

         KPMG LLP, whose principal business address is 99 High Street, Boston, Massachusetts 02110, has been selected as independent auditors for the Fund and in such capacity will audit the Fund's annual financial statements.

                                  LEGAL COUNSEL

         Certain legal matters in connection with the Interests offered hereby will be passed upon for the Fund by its counsel, Sullivan and Worcester LLP, Washington, D.C.

                               GENERAL INFORMATION

Description of the Fund


         The Fund is registered under the 1940 Act as a closed-end, non-diversified, management investment company. The Fund was established as a limited liability company under the laws of the State of Delaware on August 6, 2002, and has no operating history. The Fund's office is located at 200 Berkeley Street, Boston, Massachusetts 02116. The Fund's Private Placement Memorandum and SAI are available upon request and without charge by writing to either the Fund or ____________________at 200 Berkeley Street, Boston, Massachusetts 02116. The telephone number of the Fund is 1-800-_____.


Liquidating Trust

         The Board may, at its discretion if determined to be in the best interests of Members, distribute the assets of the Fund into and through a liquidating trust to effect the liquidation of the Fund. The use of a liquidating trust would be subject to the regulatory requirements of the 1940 Act and applicable Delaware law, and could result in expenses that the Members would bear indirectly.

                       SUMMARY OF THE OPERATING AGREEMENT


         An investor in the Fund will be a "Member" of the Fund and his or her rights in the Fund will be established and governed by the Operating Agreement that is included as Appendix A to this Private Placement Memorandum. An investor and its advisers should carefully review the Operating Agreement. The following is a summary description of additional items and of select provisions of the Operating Agreement that may not be described elsewhere in this Private Placement Memorandum. The description of such items and provisions is not definitive and reference should be made to the complete text of the Operating Agreement.


                  Interests

         Persons who purchase Interests will be Members of the Fund. The Adviser and its affiliates may contribute capital to and maintain an investment in the Fund, and to that extent will be Members of the Fund. The Adviser and its affiliates may, but are under no obligation to invest in the Fund, and may subscribe for or redeem Interests of the Fund without notice to Members. Any purchase or redemption of Fund Interests by the Adviser or its affiliates will occur only on the Fund's terms and conditions as set forth in this Private Placement Memorandum, the SAI, and the Fund's Operating Agreement.

         In addition, the Fund reserves the right to issue additional classes of Interests in the future subject to fees, charges, redemption rights, and other characteristics different from those of the Interests offered in this Private Placement Memorandum.

                  Liability of Members

         Under Delaware law and the Operating Agreement, each Member will be liable for the debts and obligations of the Fund only to the extent of any contributions to the capital of the Fund (plus any accretions in value thereto prior to withdrawal) and a Member, in the sole discretion of the Board, may be obligated to return to the Fund amounts distributed to the Member in accordance with the Operating Agreement in certain circumstances where after giving effect to the distribution, certain liabilities of the Fund exceed the fair market value of the Fund's assets.

                  Duty of Care

         The Operating Agreement provides that the Board and the Adviser (including certain of its affiliates, among others) shall not be liable to the Fund or any of the Members for any loss or damage occasioned by any act or omission in the performance of their services as such in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office or as otherwise required by applicable law. The Operating Agreement also contains provisions for the indemnification, to the extent permitted by law, of the Board and the Adviser (including certain of its affiliates, among others) by the Fund (but not by the Members individually) against any liability and expense to which any of them may be liable that arise in connection with the performance of their activities on behalf of the Fund. None of these persons shall be personally liable to any Member for the repayment of any positive balance in the Member's capital account or for contributions by the Member to the capital of the Fund or by reason of any change in the federal or state income tax laws applicable to the Fund or its investors. The rights of indemnification and exculpation provided under the Operating Agreement shall not be construed so as to limit liability or provide for indemnification of the Board and the Adviser (including certain of its affiliates, among others) for any liability (including liability under applicable federal or state securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification or limitation on liability would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of the Operating Agreement to the fullest extent permitted by law.

                  Amendment of the Operating Agreement

         The Operating Agreement may generally be amended, in whole or in part, with the approval of the Board (including a majority of the Disinterested Directors, if required by the 1940 Act) and without the approval of the Members unless the approval of Members is required by the 1940 Act. However, certain amendments to the Operating Agreement involving capital accounts and allocations thereto may not be made without the written consent of any Member adversely affected thereby or unless each Member has received written notice of the amendment and any Member objecting to the amendment has been allowed a reasonable opportunity (pursuant to any procedures as may be prescribed by the Board) to tender its entire Interest for redemption by the Fund.

Term, Dissolution, and Liquidation

The Fund shall be dissolved:

o upon the affirmative vote to dissolve the Fund by: (1) the Board or (2) Members holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Members;

o    as required by operation of law; or

o    as set forth in the Operating Agreement.

         Upon the occurrence of any event of dissolution, the Board or the Adviser, acting as liquidator under appointment by the Board (or another liquidator, if the Board does not appoint the Adviser to act as liquidator or the Adviser is unable to perform this function) is charged with winding up the affairs of the Fund and liquidating its assets. Net profits or net loss during the fiscal period including the period of liquidation will be allocated as described in the section titled "Capital Accounts and Allocations."

         Upon the liquidation of the Fund, its assets will be distributed (1) first to satisfy the debts, liabilities, and obligations of the Fund (other than debts to Members) including actual or anticipated liquidation expenses, (2) next to repay debts owing to the Members, and (3) finally to the Members proportionately in accordance with the balances in their respective capital accounts. Assets may be distributed in kind on a pro rata basis if the Board or liquidator determines that such a distribution would be in the interests of the Members in facilitating an orderly liquidation.

                  Reports to Members


         The Fund will furnish to Members as soon as practicable after the end of each taxable year (December 31) such information as is necessary for them to complete federal and state income tax or information returns, along with any other tax information required by law. However, a Portfolio Manager's delay in providing this information could delay the Fund's preparation of tax information for investors, which might require Members to seek extensions of the time to file their tax returns, or could delay the preparation of the Fund's annual report. The Fund anticipates sending to Members an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act. Members also will be sent monthly reports regarding the Fund's operations during each month. Any Member may request from _________________ at (800) ___________ an estimate, based on unaudited data, of the net asset value of the Fund as of the end of any calendar month.


                               FURTHER INFORMATION


         The Fund will be subject to the informational requirements of the 1940 Act, and in accordance therewith will file reports and other information with the Commission. Such reports and other information can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 and the Commission's regional offices at The Woolworth Building, 233 Broadway, New York, New York 10279. Copies of such material can be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates.

                                      - i -
                                TABLE OF CONTENTS

                                     of the

                       STATEMENT OF ADDITIONAL INFORMATION
FUND HISTORY......................................................................................................3

INVESTMENT POLICIES AND FUND INVESTMENTS..........................................................................3

ADDITIONAL INFORMATION ON INVESTMENT STRATEGIES AND TECHNIQUES OF PORTFOLIO FUNDS ................................6

LIQUIDITY REQUIREMENTS...........................................................................................25

PRINCIPAL HOLDERS OF FUND SHARES.................................................................................25

MANAGEMENT OF THE FUND...........................................................................................25

DIRECTORS COMPENSATION...........................................................................................27

THE ADVISER, SUB-ADVISER AND ADMINISTRATOR.......................................................................29

PORTFOLIO TURNOVER...............................................................................................32

TAXATION.........................................................................................................32

ERISA CONSIDERATIONS.............................................................................................41

CALCULATION OF FEES..............................................................................................42

PORTFOLIO TRANSACTIONS...........................................................................................42

PERFORMANCE INFORMATION..........................................................................................42

FINANCIAL STATEMENTS.............................................................................................44

APPENDIX A......................................................................................................A-1






                                     A - 34

....................................................................................................................

                                   APPENDIX A

                                  LLC AGREEMENT

                     Evergreen Managed Strategies fund, llc

                       LIMITED LIABILITY COMPANY AGREEMENT

         THIS LIMITED LIABILITY COMPANY AGREEMENT of Evergreen Managed Strategies Fund, LLC (the "Fund") is dated and effective as of _________, 2002 by and among the Organizational Member, each Director, the Investment Adviser, and each person hereinafter admitted to the Fund and reflected on the books of the Fund as a Member.

                              W I T N E S S E T H :


         WHEREAS, the Fund heretofore has been formed as a limited liability company under the Delaware Act, pursuant to the Certificate dated as of ______, 2002 and filed with the Secretary of State of the State of Delaware on August 6, 2002;


         NOW, THEREFORE, for and in consideration of the foregoing and the mutual covenants hereinafter set forth, it is hereby agreed as follows:

 ------------------------------------------------------------------------------

                                    ARTICLE I

                                   DEFINITIONS

 ------------------------------------------------------------------------------

         For purposes of this Agreement:

         1.1 ADVISERS ACT means the Investment Advisers Act of 1940 and the rules, regulations, and orders thereunder, as amended from time to time, or any successor law.

         1.2 AFFILIATE means affiliated person as such term is defined in the 1940 Act, as hereinafter defined.

     1.3 AGREEMENT means this Limited Liability Company Agreement, as amended and/or restated from time to time.

         1.4 BOARD means the Board of Directors  established pursuant to Section
2.6 and each Director on the Board shall be deemed a "manager" of the Fund within the meaning of the Delaware Act.

         1.5 CAPITAL ACCOUNT means, with respect to each Member, the capital account established and maintained on behalf of each Member pursuant to Section 5.3.

         1.6 CAPITAL CONTRIBUTION means the contribution, if any, made, or to be made, as the context requires, to the capital of the Fund by a Member.

         1.7 CAPITAL PERCENTAGE means a percentage established for each Member as of each Expense Allocation Date. The Capital Percentage of a Member on an Expense Allocation Date shall be determined by dividing the amount of capital contributed to the Fund by the Member pursuant to Section 5.1 by the sum of the capital contributed to the Fund by each Member pursuant to Section 5.1 on or prior to such Expense Allocation Date; provided however, that capital contributions to the Fund pursuant to Section 5.5(a), 5.6(c), 5.8(b), and 5.8(c), shall not be taken into account for these purposes. The sum of the Capital Percentages of all Members on each Expense Allocation Date shall equal 100%.

         1.8 CERTIFICATE means the Certificate of Formation of the Fund and any amendments thereto as filed with the office of the Secretary of State of the State of Delaware.

     1.9  CLASS  means  any  class  of  limited   liability   company  interests
established by the Board from time to time.

         1.10  CLOSING means the closing of a subscription to purchase a Unit.

         1.11 CODE means the United States Internal Revenue Code of 1986, as amended and as hereafter amended from time to time, or any successor law.

     1.12  CONFIDENTIAL  INFORMATION  shall  have the  meaning  as set  forth in
Section 8.12(a).

     1.13 DELAWARE ACT means the Delaware Limited Liability Company Act (DEL. CODE ANN. tit.6,ss.ss.. 18-101, et seq.) as in effect on the date hereof and as amended from time to time, or any successor law.

         1.14 DIRECTOR means initially each natural person listed on Schedule I who serves on the Board and any other natural person who, from time to time, pursuant to this Agreement shall serve on the Board as indicated in the records of the Fund. Each Director shall be deemed a "manager" of the Fund within the meaning of the Delaware Act.

         1.15 EXPENSE ALLOCATION DATE means the initial Closing, and thereafter each day, through and including the date which is twelve months after the initial Closing, as of which a contribution to the capital of the Fund is made pursuant to Section 5.1.

         1.16 FISCAL PERIOD means the period commencing on the initial Closing, and thereafter each period commencing on the day immediately following the last day of the preceding Fiscal Period, and ending at the close of business on the first to occur of the following dates:

         (1) the last day of a Fiscal Year;

         (2) the day preceding any day as of which a contribution to the capital of the Fund is made pursuant to Section 5.1;

         (3) the day as of which the Fund redeems all or a portion of the Units of any Member pursuant to this Agreement;

         (4) any day as of which there is any distribution to a Member pursuant to Section 5.8 or Section 6.2;

         (5) any other day as of which this Agreement provides for any amount to be credited to or debited against the Capital Account of any Member, other than an amount to be credited to or debited against the Capital Accounts of all Members in accordance with their respective Fund Percentages;

         (6) the date as of which the Fund terminates; or

         (7) any other date as established by the Board.


         1.17 FISCAL YEAR, for accounting purposes, means the period commencing on the initial Closing and ending on March 31 and thereafter each period commencing on April 1 of each year and ending on March 31 of each year (or on the date of a final distribution pursuant to Section 6.2 hereof), unless the Directors shall designate another fiscal year for the Fund that is a permissible taxable year under the Code. For tax purposes, the period ending December 31 of each year will be the Fund's taxable year.


         1.18 FORM N-2 means the Fund's Registration Statement on Form N-2 or any successor form filed with the Securities and Exchange Commission, as amended from time to time.

         1.19 FUND means the limited liability company governed hereby, as such limited liability company may from time to time be constituted.

         1.20 FUND PERCENTAGE means a percentage established for each Member on the Fund's books as of the first day of each Fiscal Period. The Fund Percentage of a Member for a Fiscal Period shall be determined by dividing the balance of the Member's Capital Account as of the commencement of such Fiscal Period by the sum of the Capital Accounts of all of the Members as of the commencement of such Fiscal Period. The sum of the Fund Percentages of all Members for each Fiscal Period shall equal 100%.

         1.21   INDEPENDENT   DIRECTORS   means  those  Directors  who  are  not
"interested persons" of the Fund as such term is defined in the 1940 Act.

         1.22 INTEREST means the entire limited liability company interest (as defined in the Delaware Act) in the Fund at any particular time of a Member or other Person to whom an Interest or portion thereof has been transferred pursuant to this Agreement, including the rights and obligations of such Member or other Person under this Agreement and the Delaware Act.

         1.23 INVESTED CAPITAL means, with respect to any Member, the amount of such Member's aggregate Net Capital Contributions to the Fund, subject to any adjustments made and decreased by any withdrawals, redemptions, or distributions.

         1.24 INVESTMENT MANAGEMENT AGREEMENT means a separate written agreement between the Fund and the Investment Adviser pursuant to which the Investment
Adviser performs certain investment advisory and supervisory services for the Fund.

         1.25 INVESTMENT ADVISER means the Person who at any particular time serves as the Investment Adviser to the Fund pursuant to a written agreement with the Fund.

         1.26 MANAGEMENT FEE means the fee paid to the Investment Adviser out of the Fund's assets, and debited against Members' Capital Accounts.

         1.27 MEMBER means any Person who shall have been admitted to the Fund as a member or a substitute Member who is admitted to the Fund pursuant to this Agreement, in such Person's capacity as a member of the Fund until the Fund redeems the entire Interest of such Person as a Member pursuant to Section 4.5 hereof or a substituted Member or Members are admitted with respect to any such Person's entire Interest as a Member pursuant to Section 4.4 hereof. The Members shall constitute a single class or group of members.

         1.28 NET ASSET VALUE means the total value of all assets of the Fund as valued pursuant to Section 7.3, less an amount equal to all accrued debts, liabilities, and obligations of the Fund (including reserves pursuant to Section 5.6), calculated before giving effect to any redemption of Interests.

         1.29 NET CAPITAL CONTRIBUTION means the Member's Capital Contribution minus fees or expenses, if any.

         1.30 NET PROFIT OR NET LOSS means the amount by which the Net Asset Value as of the close of business on the last day of a Fiscal Period exceeds (in the case of Net Profit) or is less than (in the case of Net Loss) the Net Asset Value as of the commencement of the same Fiscal Period, such amount to be adjusted to exclude:

         (1) any items to be allocated among the Capital Accounts of the Members on a basis that is not in accordance with the respective Fund Percentages of all Members as of the commencement of such Fiscal Period pursuant to this Agreement; and

         (2) Organizational Expenses allocated among the Capital Accounts of the Members pursuant to Section 5.9 hereof.

         1.31 1940 ACT means the Investment Company Act of 1940 and the rules, regulations, and orders thereunder, as amended from time to time, or any successor law.

         1.32 1934 ACT means the Securities Exchange Act of 1934 and the rules, regulations, and orders thereunder, as amended from time to time, or any successor law.

         1.33 OFFERING PERIOD means the period beginning when the Fund commences the sale of Units.

         1.34 ORGANIZATIONAL EXPENSES means the expenses incurred by the Fund in connection with its formation, its initial registration as an investment company under the 1940 Act, and the initial offering of Units.


     1.35 ORGANIZATIONAL MEMBER means Evergreen Investment Management Company, LLC.


         1.36 PERSON means any individual, entity, corporation, partnership, association, limited liability company, joint-stock company, trust, estate, joint venture, organization, or unincorporated organization.

         1.37  PORTFOLIO  FUNDS  means  unregistered   investment  funds  and/or
registered investment companies.

         1.38 PORTFOLIO MANAGERS means portfolio managers of the Portfolio Funds in which the Fund invests, among which the Fund deploys some or all of its assets.

         1.39 POSITIVE BASIS shall have the meaning as set forth in Section 5.7.

         1.40  POSITIVE  BASIS  MEMBER  shall  have the  meaning as set forth in
Section 5.7.

         1.41  REDEMPTION  VALUATION  DATE shall have the  meaning  set forth in
Section 4.5.

         1.42 SECURITIES means securities (including, without limitation, equities, debt obligations, options, investments in Portfolio Funds and other "securities" as that term is defined in Section 2(a)(36) of the 1940 Act) and any contracts for forward or future delivery of any security, debt obligation, currency, or commodity, all manner of derivative instruments and financial instruments and any contracts based on any index or group of securities, debt obligations, currencies, or commodities, and any options thereon.

         1.43 SECURITIES ACT means the Securities Act of 1933, as amended and any regulations promulgated thereunder.

         1.44 SERIES means any series of limited liability company interests established by the Board relating to a distinct portfolio and having separate rights and powers with respect to the assets of the Fund allocated to such Series.

         1.45 TAX MATTERS MEMBER means the Member designated as "tax matters partner" of the Fund pursuant to Section 8.18 hereof.

         1.46 TRANSFER means the assignment, transfer, sale, encumbrance, pledge or other disposition of all or any portion of an Interest, including any right to receive any allocations and distributions attributable to an Interest, and grammatical variations of "transfer" shall have corresponding meanings.

         1.47 UNIT means the interest of a Member in the Fund represented by an original Capital Contribution of $10 at the initial Closing of subscriptions for Interests in the Fund, and with a Net Asset Value determined from time to time thereafter as provided in Section 7.3.

         1.48 VALUATION DATE means any date on which the Net Asset Value of the Fund is computed.

 ------------------------------------------------------------------------------

                                   ARTICLE II

                    ORGANIZATION; ADMISSION OF MEMBERS; BOARD

 ------------------------------------------------------------------------------

         2.1 FORMATION OF LIMITED LIABILITY COMPANY. The Organizational Member and any person designated by the Board hereby are designated as authorized persons, within the meaning of the Delaware Act, to execute, deliver, and file all certificates (and any amendments and/or restatements thereof) required or permitted by the Delaware Act to be filed in the office of the Secretary of State of the State of Delaware. The Board shall cause to be executed and filed with applicable governmental authorities any other instruments, documents, and certificates which, in the opinion of the Fund's legal counsel, may from time to time be required by the laws of the United States of America, the State of Delaware, or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or which such legal counsel may deem necessary or appropriate to effectuate, implement, and continue the valid existence and business of the Fund.

         2.2 NAME. The name of the Fund shall be Evergreen Managed Strategies Fund, LLC or such other name as the Board hereafter may adopt upon (i) causing an appropriate amendment to the Certificate to be filed in accordance with the Delaware Act and (ii) sending notice thereof to each Member. The Fund's business may be conducted under the name of the Fund or, to the fullest extent permitted by law, any other name or names deemed advisable by the Board.

         2.3 PRINCIPAL AND REGISTERED OFFICE. The Fund shall have its principal office at the principal office of the Investment Adviser, or at such other place designated from time to time by the Board. The Fund shall have its registered office in the State of Delaware at 1013 Centre Road, Wilmington, New Castle County, Delaware 19805, and shall have the Corporation Service Company as its registered agent at such registered office for service of process in the State of Delaware, unless a different registered office or agent is designated from time to time by the Board in accordance with the Delaware Act.

         2.4 DURATION. The term of the Fund commenced on the filing of the Certificate with the Secretary of State of the State of Delaware and shall continue perpetually unless and until the Fund is dissolved pursuant to Section
6.1 hereof.

         2.5  BUSINESS OF THE FUND.

         (a) The business of the Fund is, without limitation, to purchase, sell (including short sales), invest, and trade in Securities, on margin or otherwise, both directly and through the purchase of limited partnership and other interests in Portfolio Funds and to engage in any financial or derivative transactions relating thereto or otherwise and to engage in such other activities and to exercise such rights and powers as are permitted limited liability companies under the Delaware Act. On behalf of the Fund, the officers of the Fund may execute, deliver, and perform all contracts, agreements, and other  undertakings  and any amendments to any such contracts,  agreements,  and other undertakings and engage in all activities and transactions as may in the opinion of the Board be necessary or advisable to carry out the Fund's business, all without any further act, vote, or approval of any other person, notwithstanding any other provision of this Agreement.

         (b) The Fund shall operate as a closed-end, non-diversified, management investment company in accordance with the 1940 Act and subject to any fundamental policies and investment restrictions as may be adopted by the Board and in accordance with the 1940 Act.

         2.6  THE BOARD.

         (a) Prior to the first date on or as of which a Person other than the Organizational Member is admitted to the Fund as a Member, the Organizational Member may designate such individuals who shall agree to be bound by all of the terms of this Agreement to serve as Directors on the Board, subject to election of such individuals by the Organizational Member prior to the first date on or as of which a Person other than the Organizational Member is admitted to the Fund as a Member. The Board may, subject to the provisions of paragraphs (a) and
(b) of this Section 2.6 with respect to the number of and vacancies in the position of Director and the provisions of Section 3.3 hereof with respect to the election of Directors by Members, designate any person who shall agree to be bound by all of the terms of this Agreement as a Director. The names and mailing addresses of the Directors shall be set forth in the books and records of the Fund. The number of Directors shall be fixed from time to time by a written instrument signed, or by resolution approved at a duly constituted meeting, by a majority of the Board, provided however that the number of Directors shall at all times be at least one and no more than fifteen as determined, from time to time, by the Directors pursuant to this Agreement.

         (b) Each Director shall serve as a Director for the duration of the term of the Fund, unless his or her status as a Director shall be sooner terminated pursuant to Section 4.2 hereof. If any vacancy in the position of a Director occurs, the remaining Directors may appoint a person to serve in such capacity, provided such appointment is in accordance with the 1940 Act. The Directors may call a meeting of Members to fill any vacancy in the position of Director, and shall do so when required by the 1940 Act.

         (c) In the event of the death, declination, resignation, retirement, removal, or incapacity of all of the then Directors within a short period of time and without the opportunity for at least one Director being able to appoint additional Directors to replace those no longer serving, the Investment Adviser is empowered to appoint new Directors subject to the provisions of the 1940 Act.

         2.7  MEMBERS.

         (a) The Board may admit one or more Members at such times as the Board may determine. Members may be admitted to the Fund subject to the condition that each such Member execute an appropriate signature page of this Agreement or an application or subscription agreement, or without such execution, if such Member orally, in writing, or by other action, including, but not limited to payment for Units, complies with the conditions for becoming a Member and pursuant to which such Member agrees to be bound by all the terms and provisions hereof. This Agreement shall not be unenforceable by reason of it not having been signed by a person being admitted as a Member. The Board, in its sole and absolute discretion, may reject applications or subscription agreements for Units in the Fund. The admission of any person as a Member shall be effective upon the revision of the books and records of the Fund to reflect the name and the contribution to the capital of the Fund of such additional Member. Such record of Members shall also set forth the number of Units that each Member holds. The Organizational Member hereby is admitted as a Member on the date hereof.

         (b) If a Member is admitted to the Fund prior to the initial Closing, the Invested Capital of such Member shall be adjusted by any Net Profit or Net Loss allocable to such Member for the period through the initial Closing.

         2.8 BOTH DIRECTORS AND MEMBERS. A Member may at the same time be a Director and a Member or an Investment Adviser and a Member in which event such Member's rights and obligations in each capacity shall be determined separately in accordance with the terms and provisions hereof and as provided in the Delaware Act and the 1940 Act. A Director need not be a Member.

         2.9 LIMITED LIABILITY. To the fullest extent permitted under applicable law, a Member shall not be liable for the Fund's debts, obligations, or liabilities. To the fullest extent permitted under applicable law, the Investment Adviser and Directors shall not be liable for the Fund's debts, obligations, and liabilities.

         2.10 SERIES. The Fund may create one or more Series and/or classes from time to time. With respect to any Series established by the Fund, the following provisions shall apply:

         (a) Separate and distinct records shall be maintained for each Series, and the assets associated with any such Series shall be held and accounted for separately from the other assets of the Fund or any other Series;

         (b) the debts, liabilities and obligations incurred, contracted for or otherwise existing with respect to a particular Series shall be enforceable against the assets of such Series only, and not against the assets of the Fund generally or any other Series;

         (c) the Board, in its sole and absolute discretion, shall have authority to restrict allocations or transfers of Member Capital Contributions to or from any Series; and

         (d) notwithstanding Section 18-215 of the Delaware Act, the failure of a Series to have any Member associated with it shall not be the basis for the dissolution of the Series and the winding up of its affairs unless in accordance with the provisions of Article VI.

 ------------------------------------------------------------------------------

                                   ARTICLE III

                                   MANAGEMENT

 ------------------------------------------------------------------------------

         3.1  MANAGEMENT AND CONTROL.

         (a) Management and control of the business of the Fund shall be vested in the Board, which shall have the right, power, and authority, on behalf of the Fund and in its name, to exercise all rights, powers, and authority of "managers" under the Delaware Act and to do all things necessary and proper to carry out the objective and business of the Fund and its duties hereunder. No Director shall have the authority individually to act on behalf of or to bind the Fund except within the scope of such Director's authority as delegated by the Board. The parties hereto intend that, except to the extent otherwise expressly provided herein, (i) each Director shall be vested with the same powers, authority, and responsibilities on behalf of the Fund as are customarily vested in each director of a Delaware corporation and (ii) each Independent Director shall be vested with the same powers, authority, and responsibilities on behalf of the Fund as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized as a Delaware corporation who is not an "interested person" of such company as such term is defined in the 1940 Act. During any period in which the Fund shall have no Directors, the Investment Adviser shall continue to serve as the adviser to the Fund and shall have the authority to manage the business and affairs of the Fund. The Directors may make Capital Contributions and own Units in the Fund.

         (b) Each Member agrees not to treat, on his personal or other income tax return or in any claim for a tax refund, any item of income, gain, loss, deduction, or credit in a manner inconsistent with the treatment of such item by the Fund (including without limitation the treatment by the Fund of items in the materials prepared under Section 7.1(b)). The Board shall have the exclusive authority in its sole and absolute discretion to make any elections required or permitted to be made by the Fund under any provisions of the Code or any other revenue laws.

         (c)  Members  shall have no right to  participate  in and shall take no part in the management or control of the Fund's business, except to the extent specifically provided herein, and shall have no right, power, or authority to act for or bind the Fund. Members shall have the right to vote on any matters only as provided in this Agreement or on any matters that require the approval of the holders of voting securities under the 1940 Act or as otherwise required in the Delaware Act.

         (d) The Board may delegate to any Person, including officers of the Fund, any rights, power, and authority vested by this Agreement in the Board to the extent permissible under applicable law.

         3.2  ACTIONS BY THE BOARD.

         (a) Unless provided otherwise in this Agreement, the Board shall act only: (i) by the affirmative vote of a majority of the Directors (which majority shall include any requisite number of Independent Directors required by the 1940
Act) present at a meeting duly called at which a quorum of the Directors shall be present (in person or, if in person attendance is not required by the 1940 Act, in person or by telephone) or (ii) by written consent of a majority of the Directors then in office without a meeting, if permissible under the 1940 Act.

         (b) The Board may designate from time to time a Chairperson who shall preside at all meetings of the Board. Such designation shall be by majority vote of the Directors. Meetings of the Board may be called by the Chairperson or any two Directors, and may be held on such date and at such time and place as the Board shall determine. Each Director shall be entitled to receive written notice of the date, time, and place of such meeting within a reasonable time in advance of the meeting, however regular meetings may be held without notice. Except as otherwise required by the 1940 Act, notice need not be given to any Director who shall attend a meeting without objecting to the lack of notice or who shall execute a written waiver of notice with respect to the meeting. Directors may attend and participate in any meeting by telephone, except where in person attendance at a meeting is required by the 1940 Act. Twenty-five percent (25%) of the Directors then in office shall constitute a quorum at any meeting.

         (c) The Board may designate from time to time agents and employees of the Fund, including without limitation employees of the Investment Adviser, who shall have the same powers and duties on behalf of the Fund (including the power to bind the Fund) as are customarily vested in officers of a Delaware corporation, and designate them as officers of the Fund.

         3.3  MEETINGS OF MEMBERS.

         (a) Actions requiring the vote of the Members may be taken at any duly constituted meeting of the Members at which a quorum is present. Meetings of the Members may be called by the Board, by any officer designated for the purpose by the Board or by Members holding a majority of the total number of votes eligible to be cast by all Members, and may be held at such time, date, and place as the Board shall determine. The Board shall arrange to provide written notice of the meeting, stating the date, time, and place of the meeting and the record date therefor, to each Member entitled to vote at the meeting within a reasonable time prior thereto. Failure to receive notice of a meeting on the part of any Member shall not affect the validity of any act or proceeding of the meeting, so long as a quorum shall be present at the meeting. Only matters set forth in the notice of a meeting may be voted on by the Members at a meeting. The presence in person or by proxy of Members holding twenty-five percent (25%) of the total number of votes eligible to be cast by all Members as of the record date shall constitute a quorum at any meeting, except as is otherwise required by applicable law. In the absence of a quorum, a meeting of the Members may be adjourned by action of a majority of the Members present in person or by proxy without additional notice to the Members. Except as otherwise required by any provision of this Agreement or of the 1940 Act, (i) those candidates receiving a plurality of the votes cast at any meeting of Members shall be elected as Directors and (ii) all other actions of the Members taken at a meeting shall require the affirmative vote of Members holding a majority of the total number of votes eligible to be cast by those Members who are present in person or by proxy at such meeting.

         (b) Each Member shall be entitled to cast at any meeting of Members a number of votes equivalent to such Member's Fund Percentage as of the record date for such meeting. The Board shall establish a record date not less than 10 nor more than 90 days prior to the date of any meeting of Members to determine eligibility to vote at such meeting and the number of votes which each Member will be entitled to cast thereat, and shall maintain for each such record date a list setting forth the name of each Member and the number of votes that each Member will be entitled to cast at the meeting.

         (c) A Member may vote at any meeting of Members by a proxy properly executed in writing by the Member and filed with the Fund before or at the time of the meeting. A proxy may be suspended or revoked, as the case may be, by the Member executing the proxy by a later writing delivered to the Fund at any time prior to exercise of the proxy or if the Member executing the proxy shall be present at the meeting and decide to vote in person. Any action of the Members that is permitted to be taken at a meeting of the Members may be taken without a meeting if consents in writing, setting forth the action taken, are signed by Members holding a majority of the total number of votes eligible to be cast or such other percentage as may be required in order to approve such action.

         3.4 CUSTODY OF ASSETS OF THE FUND. The physical possession of all funds, Securities, or other property of the Fund shall at all times be held, controlled, and administered by one or more custodians retained by the Fund in accordance with the requirements of the 1940 Act.

         3.5  OTHER ACTIVITIES OF MEMBERS AND DIRECTORS.

         (a) The Directors shall not be required to devote full time to the affairs of the Fund, but shall devote such time as may reasonably be required to perform their obligations under this Agreement.

         (b) Any Member, Director, or Affiliate of the foregoing may engage in or possess an interest in other business ventures or commercial dealings of every kind and description, independently or with others, including, but not limited to, acquisition and disposition of Securities, provision of investment advisory or brokerage services, serving as directors, officers, employees, advisers, or agents of other companies, partners of any partnership, members of any limited liability company, or trustees of any trust, or entering into any other commercial arrangements. No Member shall have any rights in or to such activities of any other Member, Director, or Affiliate, or any profits derived therefrom.

         3.6  DUTY OF CARE.

         (a) A Director shall not be liable to the Fund or to any of its Members for any loss or damage occasioned by any act or omission in the performance of the Director's services under this Agreement, unless it shall be determined by final judicial decision in a court of competent jurisdiction on the merits from which there is no further right to appeal that such loss is due to an act or omission of such Person constituting willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Director's office or as otherwise required by law.

         (b) A Member not in breach of any obligation hereunder or under any agreement pursuant to which the Member subscribed for Units shall be liable to the Fund, any other Member, or third parties only as required by the Delaware Act or otherwise provided in this Agreement.

         3.7  INDEMNIFICATION.

         (a) To the fullest extent permitted by law, the Fund shall,  subject to
Section 3.7(b) hereof, indemnify each Director (including for this purpose his or her executors, heirs, assigns, successors, or other legal representatives), the Investment Adviser and the Tax Matters Member (including for this purpose each affiliate, shareholder, partner, member, officer, director, principal, employee, or agent of the Investment Adviser and the Tax Matters Member) and the executors, heirs, assigns, successors, or other legal representatives of each of the foregoing, and of any person who controls or is under common control, or otherwise affiliated, with the Investment Adviser and the Tax Matters Member (and their executors, heirs, assigns, successors, or other legal representatives) against all losses, claims, damages, liabilities, costs, and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable accountants and counsel fees, incurred in connection with the defense or disposition of any action, suit, investigation, or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative, or legislative body, in which such indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter, by reason of being or having been a Director, Investment Adviser, or the Tax Matters Member, as the case may be, of the Fund or the past or present performance of services to the Fund by such indemnitee, except to the extent such loss, claim, damage, liability, cost, or expense shall have been finally determined in a decision on the merits in any such action, suit, investigation, or other proceeding to have been incurred or suffered by such indemnitee by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office. The rights of indemnification provided under this Section 3.7 shall not be construed so as to provide for indemnification of an indemnitee for any liability (including liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 3.7 to the fullest extent permitted by law.

         (b) Expenses, including reasonable counsel fees, so incurred by any such indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties), may be paid from time to time by the Fund in advance of the final disposition of any such action, suit, investigation, or proceeding upon receipt of an undertaking by or on behalf of such indemnitee to repay to the Fund amounts so paid if it shall ultimately be determined that indemnification of such expenses is not authorized under Section 3.7(a) hereof; provided, however, that (i) such indemnitee shall provide security for such undertaking, (ii) the Fund shall be insured by or on behalf of such indemnitee against losses arising by reason of such indemnitee's failure to fulfill his or its undertaking, or (iii) a majority of the Directors (excluding any Director who is seeking advancement of expenses hereunder or is or has been a party to any action, suit, investigation, or proceeding involving claims similar to those involved in the action, suit, investigation, or proceeding giving rise to a claim for advancement of expenses hereunder) or independent legal counsel in a written opinion shall determine based on a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe such indemnitee ultimately will be entitled to indemnification.

         (c) As to the disposition of any action, suit, investigation, or proceeding (whether by a compromise payment, pursuant to a consent decree, or otherwise) without an adjudication or a decision on the merits by a court of competent jurisdiction, or by any other body before which the proceeding shall have been brought, that an indemnitee is liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, indemnification shall be provided pursuant to Section 3.7(a) hereof if (i) approved as in the best interests of the Fund by a majority of a quorum of the Directors (excluding any Director who is seeking indemnification hereunder or is or has been a party to any action, suit, investigation, or proceeding involving claims similar to those involved in the action, suit, investigation, or proceeding giving rise to a claim for indemnification hereunder) upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such indemnitee acted in good faith and in the reasonable belief that such actions were in the best interests of the Fund and that such indemnitee is not liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, or (ii) the Directors secure a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that such indemnitee acted in good faith and in the reasonable belief that such actions were in the best interests of the Fund and that such indemnitee is not liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office.

         (d) Any indemnification or advancement of expenses made pursuant to this Section 3.7 shall not prevent the recovery from any indemnitee of any such amount if such indemnitee subsequently shall be determined in a final decision on the merits in a court of competent jurisdiction in any action, suit, investigation, or proceeding involving the liability or expense that gave rise to such indemnification or advancement of expenses to be liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office. In any suit brought by an indemnitee to enforce a right to indemnification under this Section 3.7 it shall be a defense that, and in any suit in the name of the Fund to recover any indemnification or advancement of expenses made pursuant to this Section 3.7 the Fund shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met the applicable standard of conduct set forth in this Section 3.7. In any such suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made pursuant to this Section 3.7, the burden of proving that the indemnitee is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 3.7 shall be on the Fund (or any Member acting derivatively or otherwise on behalf of the Fund or its Members).

         (e) An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 3.7 or to which he, she, or it may otherwise be entitled except out of the assets of the Fund, and no Member shall be personally liable with respect to any such claim for indemnification or advancement of expenses.

         (f) The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any Person may be entitled by contract or otherwise under law. Nothing contained in this Section 3.7 shall affect the power of the Fund to purchase and maintain liability insurance on behalf of any Director or other person.

         3.8  FEES, EXPENSES, AND REIMBURSEMENT.

         (a) So long as the Investment Adviser (or its affiliates) provides management services to the Fund, it shall be entitled to receive fees for such services as may be agreed to by the Investment Adviser and the Fund pursuant to an Investment Management Agreement, provided however, the Board has approved such agreement and fees.

         (b) The Board may cause the Fund to compensate each Director who is not an officer or employee of the Adviser (or any Affiliate of the Adviser) for his or her services hereunder. In addition, the Fund shall reimburse the Directors for reasonable out-of-pocket expenses incurred by them in performing their duties under this Agreement.

         (c) The Fund shall bear all of its own operating expenses incurred in the business of the Fund other than those specifically required to be borne by the Investment Adviser or another party pursuant to a separate written agreement with the Fund as contemplated by Section 3.8(a) hereof. Expenses to be borne by the Fund include, but are not limited to, the following:

                  (1) all costs and expenses related to portfolio transactions and positions for the Fund's account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on Securities sold short, dividends on Securities sold short but not yet purchased, custodial fees, margin fees, transfer taxes and premiums, and taxes withheld on foreign dividends and indirect expenses from investments in Portfolio Funds;

                  (2) all costs and expenses associated with the organization, operation, and registration of the Fund, offering costs, and the costs of compliance with any applicable Federal or state laws;

                  (3) the costs and expenses of holding meetings of the Board and any meetings of Members that are regularly scheduled, permitted, or are required to be held by this Agreement, the 1940 Act, or other applicable law;

                  (4) fees and disbursements of any attorneys, accountants (including tax preparation fees), auditors, and other consultants and professionals engaged on behalf of the Fund to assist in connection with its operations;

                  (5) the costs of a fidelity bond and any liability insurance obtained on behalf of the Fund, the Investment Adviser, or the Directors;

                  (6)  any fees payable to the Investment Adviser;

                  (7) all costs and expenses associated with the organization of any subsidiary vehicle deemed necessary for the investment operations of the Fund;

                  (8) all costs and expenses of preparing, printing, and distributing reports and other communications to Members;

                  (9) the fees of custodians and other persons providing administrative services to the
                  Fund;

                  (10) all expenses in computing the Net Asset Value of the Fund and the Units, including any equipment or services obtained for such purposes;

                  (11) administrative and member service fees incurred by the Fund will be allocated among its various classes based on the net asset value of the Fund attributable to each such class; and

                  (12) such other types of expenses as may be approved from time to time by the Board.

         The Investment Adviser shall be entitled to reimbursement from the Fund for any of the above expenses that it pays on behalf of the Fund.

         (d) Subject to procuring any required regulatory approvals, the Fund from time to time, alone or in conjunction with other accounts for which the Investment Adviser, or any Affiliate of the Investment Adviser, acts as general partner, managing member, or investment adviser, may purchase insurance in such amounts, from such insurers and on such terms as the Board shall determine.

 ------------------------------------------------------------------------------

                                   ARTICLE IV

           TERMINATION OF STATUS OF INVESTMENT ADVISER AND DIRECTORS;
                            TRANSFERS AND REDEMPTIONS

 ------------------------------------------------------------------------------

         4.1 TERMINATION OF STATUS OF THE INVESTMENT ADVISER. The status of the Investment Adviser shall terminate if the Investment Management Agreement with the Investment Adviser terminates and the Fund does not enter into a new Investment Management Agreement with the Investment Adviser, effective as of the date of such termination.

         4.2 TERMINATION OF STATUS OF A DIRECTOR. The status of a Director shall terminate if the Director (i) dies; (ii) is adjudicated incompetent; (iii) voluntarily withdraws as a Director; (iv) is removed; (v) is certified by a physician to be mentally or physically unable to perform his or her duties hereunder; (vi) is declared bankrupt by a court with appropriate jurisdiction, files a petition commencing a voluntary case under any bankruptcy law, or makes an assignment for the benefit of creditors; or (vii) has a receiver appointed to administer the property or affairs of such Director; (viii) reaches the age of retirement as set out in any retirement plan or policy adopted by the Board; or
(ix) otherwise ceases to be a Director of the Fund under the Delaware Act, the 1940 Act or the Advisers Act. Any Director may resign at any time by written instrument signed by him or her and delivered to any officer of the Trust or to a meeting of the Trustees. Such resignation shall be effective upon receipt unless specified to be effective at some other time.

         4.3 REMOVAL OF THE DIRECTORS. Any Director may be removed by (i) the vote or written consent of at least two-thirds (2/3) of the Directors not subject to the removal or vote or (ii) the vote or written consent of Members holding not less than two-thirds (2/3) of the total number of votes eligible to be cast by all Members.

         4.4  TRANSFER OF UNITS OF MEMBERS.

        (a) Units of a Member may be Transferred only (i) by operation of law pursuant to the death of such Member or (ii) with the written consent of the Board (which may be withheld in its sole discretion); provided, however, that the Board shall not consent to any Transfer other than a Transfer (i) in which the tax basis of the Units in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferor (e.g., certain Transfers to affiliates, gifts and contributions to family partnerships), (ii) to members of the Member's immediate family (being limited for these purposes to brothers, sisters, spouse, parents and children), or (iii) that is a distribution from a Code Section 401(a) qualified retirement plan or an individual retirement account, unless the Board consults with counsel to the Fund and counsel to the Fund confirms that such Transfer will not cause the Fund to be treated under the Code as a "publicly traded partnership" taxable as a corporation.

         (b) The Board shall not consent to a Transfer of Units unless: (i) the Person to whom such Units are Transferred is a Person whom the Fund believes is an accredited investor, as such term is defined in Regulation D under the Securities Act or any successor thereto; (ii) the Person to whom such Units are Transferred (or each of such Person's beneficial owners if such Person is a "private investment company" as defined in paragraph (d)(3) of Rule 205-3 under the Advisers Act) is a Person whom the Fund believes meets the requirements of paragraph (d)(1) of Rule 205-3 under the Advisers Act; and (iii) all of the Units of the Member are Transferred to a single transferee or, after the Transfer of Units, the balance of the Capital Account of each of the transferee and transferor is not less than $50,000. Any transferee that acquires Units by operation of law as the result of the death of a Member or otherwise, shall be entitled to the allocations and distributions allocable to the Unit or Units so acquired and to Transfer such Unit or Units in accordance with the terms of this Agreement, but shall not be entitled to the other rights of a Member unless and until such transferee becomes a substituted Member. If a Member transfers Units with the approval of the Board, the Board shall promptly take all necessary actions so that the transferee to whom such Units are transferred is admitted to the Fund as a Member. Each Member effecting a Transfer and its transferee agree to pay all expenses, including attorneys' and accountants' fees, incurred by the Fund in connection with such Transfer.

         (c) Each Member shall indemnify and hold harmless the Fund, the Board, the Investment Adviser, each other Member and any Affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from (i) any Transfer made by such Member in violation of this Section 4.4 and (ii) any misrepresentation by such Member in connection with any such Transfer.

         4.5  REDEMPTION OF UNITS.

         (a) Except as otherwise provided in this Agreement, no Member or other Person holding a Unit or Units or portions thereof shall have the right to withdraw from or tender to the Fund for repurchase that Person's Units or any portion thereof. The Board from time to time, in its sole and absolute discretion and on such terms and conditions as it may determine, may cause the Fund to repurchase Units or portions thereof pursuant to written tenders, provided that no such repurchases cause the Fund to be treated under the Code as a "publicly traded partnership" taxable as a corporation. However, the Fund shall not offer to repurchase Units on more than two occasions during any one Fiscal Year unless it has been advised by counsel to the Fund to the effect that such more frequent offers would not cause any adverse tax consequences to the Fund or the Members, including causing the Fund to be treated under the Code as a "publicly traded partnership." In determining whether to cause the Fund to repurchase Units or portions thereof pursuant to written tenders, the Board shall consider the recommendation of the Investment Adviser, and shall also consider the following factors, among others:

               (1) whether any Members have requested to tender Units or portions thereof to the Fund;

               (2)  the liquidity of the Fund's assets;

               (3) the investment plans and working capital requirements of the Fund;

               (4) the relative economies of scale with respect to the size of the Fund;

               (5) the history of the Fund in repurchasing Units or portions thereof;

               (6)  the economic condition of the securities markets; and

               (7) the anticipated tax consequences of any proposed repurchases of Units or portions thereof.

         (b) The Investment Adviser may tender its Units or any portion thereof as a Member under Section 4.5(a) hereof.

         (c) The Board, in its sole and absolute discretion, may require the Fund to repurchase, and any Member or any Person acquiring a Unit or Units from or through a Member, to sell, a Unit or Units for any reason whatsoever, provided that no such repurchases cause the Fund to be treated under the Code as a "publicly traded partnership" taxable as a corporation.

         (d) Repurchases of Units or portions thereof by the Fund shall be payable promptly after the date of each such repurchase or, in the case of an offer by the Fund to repurchase Units, promptly after the expiration date of such repurchase offer in accordance with the terms of the Fund's repurchase offer and the repurchase procedures adopted by the Board, as the same may be amended from time to time. Payment of the purchase price of Units may consist of cash or a promissory note, which need not bear interest. Notwithstanding anything in the foregoing to the contrary, the Board, in its discretion, may pay all or any portion of the repurchase price in marketable or non-marketable Securities (or any combination of Securities and cash) having a Net Asset Value, determined as of the date of repurchase, equal to the amount to be repurchased. All repurchases of Units shall be subject to any and all conditions as the Board may impose in its sole and absolute discretion. The amount due to any Member whose Units are repurchased shall be equal to the value of such Member's Capital Account or portion thereof, as applicable, as of the effective date of repurchase, after giving effect to all allocations to be made to such Member's Capital Account as of the close of business on such date. All of the foregoing shall be interpreted and implemented in such manner that the Fund will not be treated under the Code as a "publicly traded partnership" taxable as a corporation.

 ------------------------------------------------------------------------------

                                    ARTICLE V

                                     CAPITAL

 ------------------------------------------------------------------------------

         5.1  CONTRIBUTIONS TO CAPITAL.

         (a) The minimum Capital Contribution of each Member to the capital of the Fund shall be such amount as the Board in its sole and absolute discretion may determine from time to time. The amount of the initial Capital Contribution of each Member shall be recorded on the books and records of the Fund upon acceptance as a contribution to the capital of the Fund. The Directors shall not be entitled to make voluntary contributions of capital to the Fund as Directors of the Fund, but may make voluntary contributions to the capital of the Fund as Members. The Investment Adviser may make voluntary contributions to the capital of the Fund as a Member.

         (b) If permitted by the Board, a Member and the Investment Adviser, as a Member, may make additional Capital Contributions to the Fund, effective as of such times as the Board in its discretion may permit, subject to the limitations applicable to the admission of Members pursuant to this Agreement. No Member shall be obligated to make any additional Capital Contribution except to the extent provided in this Agreement.

         (c) Except as otherwise permitted by the Board, initial and any additional Capital Contributions to the Fund by any Member shall be payable in cash.

     (d) The minimum initial and additional Capital Contributions may be increased or reduced by the Board.

         (e) The Fund shall issue additional Units to Members making additional Capital Contributions. The number of Units shall be determined by dividing the amount of the additional Capital Contribution by the Net Asset Value per Unit as of the date the contribution is accepted.

         5.2  RIGHTS OF MEMBERS TO CAPITAL.

         No Member shall be entitled to interest on his or its contribution to the capital of the Fund, nor shall any Member be entitled to the return of any capital of the Fund except as otherwise specifically provided herein. No Member shall be liable for the return of any such amounts. No Member shall have the right to require partition of the Fund's property or to compel any sale or appraisal of the Fund's assets.

         5.3  CAPITAL ACCOUNTS.

         (a) The Fund shall maintain a separate Capital Account for each Member.

         (b) Each Member's Capital Account shall have an initial balance equal to the amount of cash constituting such Member's Net Capital Contribution.

         (c) Each Member's Capital Account shall be increased by the sum of (i) the amount of cash constituting additional Capital Contributions by such Member to the Fund permitted pursuant to Section 5.1, plus (ii) any amount credited to such Member's Capital Account pursuant to this Article V.

         (d) Each Member's Capital Account shall be reduced by the sum of (i) the amount of any redemption of the Units, or portion thereof, of such Member or distributions to such Member pursuant to this Agreement plus (ii) any amounts debited against such Member's Capital Account pursuant to this Article V.

         (e) If all or a portion of the Units of a Member is transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the transferred Units.

         (f) Increases or reductions pursuant to paragraphs (c) and (d) may be made through adjustments to the number of Units of each Member.

         5.4  ALLOCATION OF NET PROFIT AND LOSS.

         As of the last day of each Fiscal Period, any Net Profit or Net Loss for the Fiscal Period shall be allocated among and credited to or debited against the Capital Accounts of the Members in accordance with their respective Fund Percentages for such Fiscal Period.

         5.5  ALLOCATION OF CERTAIN WITHHOLDING TAXES AND OTHER EXPENDITURES.

         (a) If the Fund incurs a withholding tax or other tax obligation with respect to the share of Fund income allocable to any Member, then the Board, without limitation of any other rights of the Fund or the Board, shall cause the amount of such obligation to be debited against the Capital Account of such Member when the Fund pays such obligation, and any amounts then or thereafter distributable to such Member shall be reduced by the amount of such taxes. If the amount of such taxes is greater than any such distributable amounts, then such Member and any successor to such Member's Interest shall pay to the Fund as a Capital Contribution to the Fund, upon demand of the Fund, the amount of such excess, and the Board may, in its sole and absolute discretion, charge interest on such payment from the date on which such tax was paid over to the taxing authority to the date of such Capital Contribution to the Fund. The Fund shall not be obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member that may be eligible for such reduction or exemption; provided, that in the event that the Fund determines that a Member is eligible for a refund of any withholding tax, the Fund may, at the request and expense of such Member, assist such Member in applying for such refund.

         (b) Except as otherwise provided for in this Agreement and unless prohibited by the 1940 Act, any expenditures payable by the Fund, to the extent determined by the Board to have been paid or withheld on behalf of, or by reason of particular circumstances applicable to, one or more but fewer than all of the Members, shall be charged to only those Members on whose behalf such payments are made or whose particular circumstances gave rise to such payments. Such charges shall be debited from the Capital Accounts of such Members as of the close of the Fiscal Period during which any such items were paid or accrued by the Fund.

         5.6  RESERVES.

         (a) Appropriate reserves may be created, accrued, and charged against Net Asset Value and proportionately against the Capital Accounts of the Members for contingent liabilities, if any, as of the date any such contingent liability becomes known to the Investment Adviser or the Board, such reserves to be in the amounts which the Board in its sole and absolute discretion deems necessary or appropriate. The Board may increase or reduce any such reserves from time to time by such amounts as it in its sole and absolute discretion deems necessary or appropriate. The amount of any such reserve, or any increase or decrease therein, shall be proportionately charged or credited, as appropriate, to the Capital Accounts of those parties who are Members at the time when such reserve is created, increased, or decreased, as the case may be; provided, however, that if any such individual reserve item, adjusted by any increase therein, exceeds the lesser of $500,000 or 1% of the aggregate value of the Capital Accounts of all such Members, the amount of such reserve, increase, or decrease shall instead be charged or credited to those parties who were Members at the time, as determined by the Board in its sole and absolute discretion, of the act or omission giving rise to the contingent liability for which the reserve was established, increased, or decreased in proportion to their Capital Accounts at that time.

         (b) To the extent permitted under applicable law, if at any time an amount is paid or received by the Fund (other than contributions to the capital of the Fund, distributions, or redemption of Units or portions thereof) and such amount exceeds the lesser of $500,000 or 1% of the aggregate value of the Capital Accounts of all Members at the time of payment or receipt, and if such amount was not accrued or reserved for but would nevertheless, in accordance with the Fund's accounting practices, be treated as applicable to one or more prior Fiscal Periods, then such amount shall be proportionately charged or credited, as appropriate, to those parties who were Members during such prior Fiscal Period or Fiscal Periods.

         (c) To the extent permitted under applicable law, if any amount is required by paragraph (a) or (b) of this Section 5.6 to be charged or credited to a party who is no longer a Member, such amount shall be paid by or to such party, as the case may be, in cash, with interest from the date on which the Board determines that such charge or credit is required. In the case of a charge, the former Member shall be obligated to pay the amount of the charge, plus interest as provided above, to the Fund on demand; provided, however, that
(i) in no event shall a former Member be obligated to make a payment exceeding the amount of such Member's Capital Account at the time to which the charge relates; and (ii) no such demand shall be made after the expiration of three years since the date on which such party ceased to be a Member. To the extent that a former Member fails to pay to the Fund, in full, any amount required to be charged to such former Member pursuant to paragraph (a) or (b), whether due to the expiration of the applicable limitation period or for any other reason whatsoever, the deficiency shall be charged proportionately to the Capital Accounts of the Members at the time of the act or omission giving rise to the charge to the extent feasible, and otherwise proportionately to the Capital Accounts of the current Members.

         5.7 TAX ALLOCATIONS. For each Fiscal Year, items of income, deduction, gain, loss, or credit shall be allocated for income tax purposes among the Members in such a manner as to reflect equitably amounts credited or debited to each Member's Capital Account for the current and prior Fiscal Years (or relevant portions thereof). Allocations under this Section 5.7 shall be made pursuant to the principles of Sections 704(b) and 704(c) of the Code, and in conformity with Treasury Regulations Sections 1.704-1(b)(2)(iv)(f) and (g), 1.704-1(b)(4)(i), and 1.704-3(e) promulgated thereunder, as applicable, or the successor provisions to such Section and Regulations. Notwithstanding anything to the contrary in this Agreement, there shall be allocated to the Members such gains or income as shall be necessary to satisfy the "qualified income offset" requirement of Treasury Regulations Section 1.704-1(b)(2)(ii)(d).

         If the Fund realizes capital gains (including short-term capital gains) for Federal income tax purposes for any Fiscal Year during or as of the end of which one or more Positive Basis Members (as hereinafter defined) withdraw from the Fund pursuant to Articles IV or VI hereof, the Board, in its sole and absolute discretion, may elect to allocate such gains as follows: (i) to allocate such gains among such Positive Basis Members, pro rata in proportion to the respective Positive Basis (as hereinafter defined) of each such Positive Basis Member, until either the full amount of such gains shall have been so allocated or the Positive Basis of each such Positive Basis Member shall have been eliminated and (ii) to allocate any gains not so allocated to Positive Basis Members to the other Members in such manner as shall equitably reflect the amounts credited to such Members' Capital Accounts pursuant to this Agreement.

         As used herein, (i) the term "Positive Basis" shall mean, with respect to any Member and as of any time of calculation, the amount by which the total of such Member's Capital Account as of such time exceeds its "adjusted tax basis," for Federal income tax purposes, in its Interest as of such time (determined without regard to any adjustments made to such "adjusted tax basis" by reason of any transfer or assignment of such Interest, including by reason of death, and without regard to such Member's share of the liabilities of the Fund under Section 752 of the Code), and (ii) the term "Positive Basis Member" shall mean any Member who withdraws from the Fund and who has a Positive Basis as of the effective date of its withdrawal but such Member shall cease to be a Positive Basis Member at such time as it shall have received allocations pursuant to clause (i) of the preceding sentence equal to its Positive Basis as of the effective date of its withdrawal.

         5.8  DISTRIBUTIONS.

         (a) The Board, in its sole and absolute discretion, may authorize the Fund to make distributions in cash at any time to all of the Members on a pro rata basis in accordance with the Members' Fund Percentage.

         (b) The Board may withhold and pay over to the Internal Revenue Service (or any other relevant taxing authority) taxes from any distribution to any Member to the extent required by the Code or any other applicable law. For purposes of this Agreement, any taxes so withheld by the Fund with respect to any amount distributed by the Fund to any Member shall be deemed to be a distribution or payment to such Member, reducing the amount otherwise distributable to such Member pursuant to this Agreement and, if appropriate, reducing the Capital Account of such Member. If the amount of such taxes is greater than any such distributable amounts, then such Member and any successor to such Member's Interest shall pay to the Fund as a Capital Contribution of the Fund, upon demand of the Board, the amount of such excess, and the Board may, in its sole and absolute discretion, charge interest on such payment from the date on which such tax was paid over to the taxing authority to the date of such Capital Contribution to the Fund.

         (c) The Board shall not be obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member that may be eligible for such reduction or exemption. To the extent that a Member claims to be entitled to a reduced rate of, or exemption from, a withholding tax pursuant to an applicable income tax treaty, or otherwise, the Member shall furnish the Board with such information and forms as such Member may be required to complete where necessary to comply with any and all laws and regulations governing the obligations of withholding tax agents. Each Member represents and warrants that any such information and forms furnished by such Member shall be true and accurate and agrees to indemnify the Fund and each of the Members from any and all damages, costs, and expenses resulting from the filing of inaccurate or incomplete information or forms relating to such withholding taxes.

         (d) Notwithstanding anything to the contrary contained herein, none of the Directors or the Members, nor any other Person on behalf of the Fund, shall make a distribution to the Members on account of their interest in the Fund if such distribution would violate the Delaware Act or other applicable law.

         (e) The amount and times of any distributions will be determined in the sole and absolute discretion of the Board.

         5.9  ALLOCATION OF ORGANIZATIONAL EXPENSES.

         (a) As of the first Expense Allocation Date, Organizational Expenses shall be allocated among and debited against the Capital Accounts of the Members in accordance with their respective Capital Percentages on such Expense Allocation Date.

         (b) As of each Expense Allocation Date following the first Expense Allocation Date, all amounts previously debited against the Capital Account of a Member pursuant to this Section 5.9 on the preceding Expense Allocation Date will be credited to the Capital Account of such Member, and Organizational Expenses then shall be re-allocated among and debited against the Capital Accounts of all Members in accordance with their respective Capital Percentages on such Expense Allocation Date.

 ------------------------------------------------------------------------------

                                   ARTICLE VI

                           DISSOLUTION AND LIQUIDATION

 ------------------------------------------------------------------------------

         6.1  DISSOLUTION.

         (a) The Fund shall be dissolved at any time there are no Members, unless the Fund is continued in accordance with the Delaware Act, or upon the occurrence of any of the following events:

         (1) upon the affirmative  vote to dissolve the Fund by (i) the Board or
         (ii) Members holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Members;

         (2) upon the failure of Members to elect a successor Board member at a meeting called by the Investment Adviser in accordance with this Agreement when no Board member remains to continue the business of the Fund;

         (3) upon the expiration of any two year period that commences on the date on which any Member has submitted a written notice to the Fund, in accordance with the Fund's repurchase offer and the redemption procedures adopted by the Board as may be amended from time to time, requesting to tender its entire Interest for redemption by the Fund if such Interest has not been redeemed by the Fund; or

         (4)  as required by operation of law.

         Dissolution of the Fund shall be effective on the day on which the event giving rise to the dissolution shall occur or the conclusion of any applicable 60 day period during which the Board and Members may elect to continue the business of the Fund as provided herein, but the Fund shall not terminate until the assets of the Fund have been liquidated in accordance with
Section 6.2 hereof and the Certificate has been canceled.

         6.2  LIQUIDATION OF ASSETS.

         (a) Upon the dissolution of the Fund as provided in Section 6.1 hereof, the Board, acting directly or through a liquidator it selects, shall promptly liquidate the business and administrative affairs of the Fund, except that if the Board is unable to perform this function, a liquidator elected by Members holding a majority of the total number of votes eligible to be cast by all Members shall promptly liquidate the business and administrative affairs of the Fund. Net Profit and Net Loss during the period of liquidation shall be allocated pursuant to Article V. The proceeds from liquidation (after establishment of appropriate reserves for contingencies in such amount as the Board or liquidator shall deem appropriate in its sole and absolute discretion as applicable) shall, subject to the Delaware Act, be distributed in the following manner:

         (1) in satisfaction (whether by payment or the making of reasonable provision for payment thereof) of the debts and liabilities of the Fund, including the expenses of liquidation (including legal and accounting expenses incurred in connection therewith), but not including debt and liabilities to Members, up to and including the date that distribution of the Fund's assets to the Members has been completed, shall first be paid on a pro rata basis;

         (2) such debts, liabilities, or obligations as are owing to the Members shall be paid next in their order of seniority and on a pro rata basis; and

         (3) the Members shall be paid next on a pro rata basis the positive balances of their respective Capital Accounts after giving effect to all allocations to be made to such Members' Capital Accounts for the Fiscal Period ending on the date of the distributions under this
         Section 6.2(a)(3), and giving effect to the procedures and principles of Sections 5.8(b), 5.8(c), and 5.8(d).

         (b) Anything in this Section 6.2 to the contrary notwithstanding, but subject to the priorities set forth in Section 6.2(a) above, upon dissolution of the Fund, the Board or other liquidator may distribute ratably in kind any assets of the Fund; provided, however, that if any in-kind distribution is to be made (i) the assets distributed in kind shall be valued pursuant to Section 7.3 as of the actual date of their distribution and charged as so valued and distributed against amounts to be paid under Section 6.2(a) above, and (ii) any profit or loss (which shall include without duplication any otherwise unrealized appreciation or depreciation) attributable to property distributed in-kind shall be included in the Net Profit or Net Loss for the Fiscal Period ending on the date of such distribution.

 ------------------------------------------------------------------------------

                                   ARTICLE VII

                  ACCOUNTING, VALUATIONS, AND BOOKS AND RECORDS

 ------------------------------------------------------------------------------

         7.1  ACCOUNTING AND REPORTS.

         (a) The Fund shall adopt for tax accounting purposes any accounting method that the Board shall decide in its sole and absolute discretion is in the best interests of the Fund. The Fund's accounts shall be maintained in U.S. currency. Without limitation of the foregoing, in the event of a distribution of Fund property to a Member or Transfer (including by reason of death) of all or part of the Interest of a Member, the Board, in its sole and absolute discretion, may cause the Fund to elect, pursuant to Section 754 of the Code, or the corresponding provision of subsequent law, to adjust the basis of the Fund property as provided by Sections 734 and 743 of the Code.

         (b) The Board or its designated agent shall prepare and file, or cause the Fund's administrator or accountants to prepare and file, a Federal information tax return in compliance with Section 6031 of the Code and any required state and local income tax and information returns for each taxable year of the Fund.

         After the end of each taxable year, the Fund shall furnish to each Member such information regarding the operation of the Fund and such Member's Interest as is necessary for Members to complete Federal and state income tax or information returns and any other tax information required by federal, state, or local law.

         (c) Except as otherwise required by the 1940 Act or as may otherwise be permitted by rule, regulation, or order, within 60 days after the close of the period for which a report required under this Section 7.1(c) is being made, the Fund shall furnish to each Member a semi-annual report containing the information required by the 1940 Act and an annual report containing the information required by the 1940 Act. The Fund shall cause financial statements contained in each annual report furnished hereunder to be accompanied by a certificate of independent public accountants based upon an audit performed in accordance with generally accepted accounting principles. The Fund may also furnish to each Member such other periodic reports as it deems necessary or appropriate in its discretion.

         7.2  DETERMINATIONS BY THE BOARD.

         (a) All matters concerning the determination and allocation among the Members of the amounts to be determined and allocated pursuant to Article V hereof, including any taxes thereon and accounting procedures applicable thereto, shall be determined by the Board (either directly or by the Investment Adviser or the Fund's administrator pursuant to delegated authority and review by the Board) in its sole and absolute discretion unless specifically and expressly otherwise provided for by the provisions of this Agreement or as required by law, and such determinations and allocations shall be final and binding on all the Members.

         (b) The Board may make such adjustments to the computation of Net Profit or Net Loss or any components (withholding any items of income, gain, loss, or deduction) comprising any of the foregoing as it considers appropriate to reflect fairly and accurately the financial results of the Fund and the intended allocation thereof among the Members.

         7.3  VALUATION OF ASSETS.

         (a) Valuation of Securities and other assets shall be made by the Board of Directors in accordance with the requirements of the 1940 Act and the valuation procedures adopted by the Board.

         (b) The net asset value of each Unit as of any date shall equal the net asset value of the Fund, determined as provided in Section 7.3(a), divided by the number of outstanding Units on such date.

         (c) The value of Securities and other assets of the Fund and the net worth of the Fund as a whole and the Units determined pursuant to this Section
7.3 shall be conclusive and binding on all of the Members and all parties claiming through or under them.

 ------------------------------------------------------------------------------

                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

 ------------------------------------------------------------------------------

         8.1  AMENDMENT OF LIMITED LIABILITY COMPANY AGREEMENT.

         (a) Except as otherwise provided in this Section 8.1, this Agreement may be amended, in whole or in part, with the approval of (i) the Board (including the vote of a majority of the Independent Directors, if required by the 1940 Act) or (ii) a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund.

         (b)  Any amendment that would:

         (1) increase the obligation of a Member to make any contribution to the capital of the Fund;

         (2) reduce the Capital Account of a Member other than in accordance with Article V (taking into account the discretion in Section 7.2); or

         (3)  modify the events causing the dissolution of the Fund;

may be made only if (i) the written consent of each Member adversely affected thereby is obtained prior to the effectiveness thereof or (ii) such amendment does not become effective until (A) each Member has received written notice of such amendment and (B) any Member objecting to such amendment has been afforded a reasonable opportunity (pursuant to such procedures as may be prescribed by the Board) to offer his or her entire Interest for redemption by the Fund.

         (c) The power of the Board to amend this Agreement at any time without the consent of the Members may include, but is not limited to the power to:

         (1) restate this Agreement together with any amendments hereto that have been duly adopted in accordance with this Agreement to incorporate such amendments in a single, integrated document;

         (2) amend this Agreement (other than with respect to the matters set forth in Section 8.1(b) hereof) to effect compliance with any applicable law or regulation or to cure any ambiguity or to correct or supplement any provision hereof that may be inconsistent with any other provision hereof, provided that such action does not adversely affect the rights of any Member in any material respect; and

         (3) amend this Agreement to make such changes as may be necessary or desirable, based on advice of legal counsel to the Fund, to assure the Fund's continuing eligibility to be classified for U.S. Federal income tax purposes as a partnership that is not treated as a corporation under Section 7704(a) of the Code.

         (d) The Board shall give written notice of any proposed amendment to this Agreement (other than any amendment of the type contemplated by clause (i) of Section 8.1(a) hereof) to each Member, which notice shall set forth (i) the text of the proposed amendment or (ii) a summary thereof and a statement that the text thereof will be furnished to any Member upon request.

         8.2  SPECIAL POWER OF ATTORNEY.


         (a) Each Member hereby irrevocably makes, constitutes, and appoints each Director, acting severally, any delegated officer of the Investment Adviser or the Fund, and any liquidator of the Fund's assets appointed pursuant to
Section 6.2 with full power of substitution, the true and lawful representatives and attorneys-in-fact of, and in the name, place, and stead of, such Member, with the power from time to time to make, execute, sign, acknowledge, swear to, verify, deliver, record, file, and/or publish:


         (1) any amendment to this Agreement that complies with the provisions of this Agreement (including the provisions of Section 8.1(a) hereof);

         (2) any amendment to the Certificate required because this Agreement is amended or as otherwise required by the Delaware Act; and

         (3) all other such instruments, documents, and certificates that, in the opinion of legal counsel to the Fund, from time to time may be required by the laws of the United States of America, the State of Delaware, or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or that such legal counsel may deem necessary or appropriate to effectuate, implement, and continue the valid existence and business of the Fund as a limited liability company under the Delaware Act.

         (b) Each Member is aware that the terms of this Agreement permit certain amendments to this Agreement to be effected and certain other actions to be taken or omitted by or with respect to the Fund without such Member's consent. If an amendment to the Certificate or this Agreement or any action by or with respect to the Fund is taken in the manner contemplated by this Agreement, each Member agrees that, notwithstanding any objection that such Member may assert with respect to such action, the attorneys-in-fact appointed hereby are authorized and empowered, with full power of substitution, to exercise the authority granted above in any manner which may be necessary or appropriate to permit such amendment to be made or action lawfully taken or omitted. Each Member is fully aware that each Member will rely on the effectiveness of this special power-of-attorney with a view to the orderly administration of the affairs of the Fund.

         (c) This power-of-attorney is a special power-of-attorney and is coupled with an interest in favor of each Director, acting severally, and any liquidator of the Fund's assets, appointed pursuant to Section 6.2 hereof, and as such:

         (1) shall be irrevocable and continue in full force and effect notwithstanding the subsequent death or incapacity of any party granting this power-of-attorney, regardless of whether the Fund, the Board, or any liquidator shall have had notice thereof; and

         (2) shall survive the delivery of a Transfer by a Member of the whole or any portion of such Member's Interest, except that where the transferee thereof has been approved by the Board for admission to the Fund as a substituted Member, this power-of-attorney given by the transferor shall survive the delivery of such assignment for the sole purpose of enabling the Board or any liquidator to execute, acknowledge, and file any instrument necessary to effect such substitution.

         8.3 NOTICES. Notices that may be or are required to be provided under this Agreement shall be made, if to a Member, by regular postal mail, hand delivery, registered or certified mail return receipt requested, commercial courier service, telex, or telecopier, electronic mail, the internet, computer interface, or any other electronic method or device of document transfer or telegraphic or other written communication, or, if to the Fund, by regular postal mail, hand delivery, registered or certified mail return receipt requested, commercial courier service, telex, or telecopier, electronic mail, the internet, computer interface, or any other electronic method or device of document transfer or telegraphic or other written communication, and shall be addressed to the respective parties hereto at their addresses as set forth on the books and records of the Fund (or to such other addresses as may be designated by any party hereto by notice addressed to the Fund in the case of notice given to any Member, and to each of the Members in the case of notice given to the Fund). Notices shall be deemed to have been provided when delivered by hand, on the date indicated as the date of receipt on a return receipt or when received if sent by regular mail, commercial courier service, telex, telecopier, telegraphic, electronic, or other means of written communication. A document that is not a notice and that is required to be provided under this Agreement by any party to another party may be delivered by any reasonable means.

         If any notice addressed to a Member at the address of that Member appearing on the books and records of the Fund is returned to the Fund marked to indicate that such notice is unable to be delivered to the Member at that address, all future notices or reports shall be deemed to have been duly given without further mailing if such future notices or reports shall be kept available to the Member, upon written demand of the Member, at the principal executive office of the Fund for a period of one year from the date of the giving of the notice.

         8.4 AGREEMENT BINDING UPON SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, assigns, executors, trustees, or other legal representatives, but the rights and obligations of the parties hereunder may not be Transferred or delegated except as provided in this Agreement and any attempted Transfer or delegation thereof that is not made pursuant to the terms of this Agreement shall be void.

         8.5 APPLICABILITY OF 1940 ACT AND FORM N-2. The parties hereto acknowledge that this Agreement is not intended to, and does not set forth the substantive provisions contained in the 1940 Act and the Form N-2 which affect numerous aspects of the conduct of the Fund's business and of the rights, privileges, and obligations of the Members. Each provision of this Agreement shall be subject to and interpreted in a manner consistent with the applicable provisions of the 1940 Act and the Form N-2 subject to any exemptive relief obtained thereunder relating to the Fund.

         8.6  CHOICE OF LAW; ARBITRATION.

         (a) Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed under the laws of the State of Delaware, including the Delaware Act, without regard to the conflict of law principles of such State.


         (b) Unless otherwise agreed in writing, each Member agrees to submit all controversies arising between or among Members or one or more Members and the Fund in connection with the Fund or its businesses or concerning any transaction, dispute, or the construction, performance, or breach of this or any other agreement, whether entered into prior to, on, or subsequent to the date hereof, to arbitration in accordance with the provisions set forth below. Each Member understands that:


         (1)  Arbitration is final and binding on the parties;

         (2) The parties are waiving their rights to seek remedies in court, including the right to jury trial;

         (3) Pre-arbitration discovery is generally more limited than and different from court proceedings;

         (4) The arbitrator's  award is not required to include factual findings
         or  legal   reasoning  and  a  party's  right  to  appeal  or  to  seek modification of rulings by arbitrators is strictly limited; and

         (5) A panel of arbitrators will typically include a minority of arbitrators who were or are affiliated with the securities industry.

         (c) All controversies that may arise among Members and one or more Members and the Fund concerning this agreement shall be determined by arbitration in Boston, Massachusetts in accordance with the Federal Arbitration Act, to the fullest extent permitted by law. Judgment on any award of any such arbitration may be entered in the courts of the Commonwealth of Massachusetts or in any other court having jurisdiction of the Person or Persons against whom such award is rendered. Any notice of such arbitration or for the confirmation of any award in any arbitration shall be sufficient if given in accordance with the provisions of this Agreement. Each Member agrees that the determination of the arbitrators shall be binding and conclusive upon them.


         (d) No Member shall bring a putative or certified class action to arbitration, nor seek to enforce any pre-dispute arbitration agreement against any Person who has initiated in court a putative class action or who is a member of a putative class who has not opted out of the class with respect to any claims encompassed by the putative class action unless and until: (i) the class certification is denied; or (ii) the class is decertified; or (iii) the Member is excluded from the class by the court. The forbearance to enforce an agreement to arbitrate shall not constitute a waiver of any rights under this Agreement except to the extent stated herein.


         8.7 NOT FOR BENEFIT OF CREDITORS. The provisions of this Agreement are intended only for the regulation of relations among past, present, and future Members (including the Investment Adviser), Directors, and the Fund. This Agreement is not intended for the benefit of non-Member creditors and no rights are granted to non-Member creditors under this Agreement.

         8.8 CONSENTS. Any and all consents, agreements, or approvals provided for or permitted by this Agreement shall be in writing and a signed copy thereof shall be filed and kept with the books and records of the Fund.

         8.9  MERGER AND CONSOLIDATION.

         (a) The Fund may merge or consolidate with or into one or more limited liability companies formed under the Delaware Act or other business entities (as defined in Section 18-209(a) of the Delaware Act) pursuant to an agreement of merger or consolidation which has been approved in the manner contemplated by
Section 18-209(b) of the Delaware Act.

         (b) Notwithstanding anything to the contrary contained elsewhere in this Agreement, an agreement of merger or consolidation approved in accordance with Section 18-209(b) of the Delaware Act may, to the extent permitted by
Section 18-209(f) of the Delaware Act, (i) effect any amendment to this Agreement, (ii) effect the adoption of a new limited liability company agreement for the Fund if it is the surviving or resulting limited liability company in the merger or consolidation, or (iii) provide that the limited liability company agreement of any other constituent limited liability company to the merger or consolidation (including a limited liability company formed for the purpose of consummating the merger or consolidation) shall be the limited liability company agreement of the surviving or resulting limited liability company.

         8.10 MASTER-FEEDER STRUCTURE. The Fund may, at the discretion of the Board, as may be permitted by the 1940 Act, and upon the resolution of a majority of the then Directors, convert to a master-feeder structure, in which the feeder fund invests all of its assets into a master fund, rather than making investments in securities directly. Existing series of the Fund may either become feeders into a master fund, or themselves become master funds into which other funds may be feeders.

         8.11 PRONOUNS. All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular, or plural, as the identity of the Person or Persons, firm, or corporation may require in the context thereof.

         8.12  CONFIDENTIALITY.

         (a) A Member may obtain from the Fund, for any purpose reasonably related to the Member's Interest, certain confidential information regarding the business affairs or assets of the Fund as is just and reasonable under the Delaware Act, subject to reasonable standards (including standards governing what information and documents are to be furnished, at what time and location, and at whose expense) established by the Board (the "Confidential Information").

         (b) Each Member covenants that, except as required by applicable law or any regulatory body, it will not divulge, furnish, or make accessible to any other Person the name or address (whether business, residence, or mailing) of any Member or any other Confidential Information without the prior written consent of the Board, which consent may be withheld in its sole and absolute discretion.


         (c) Each Member recognizes that in the event that this Section 8.12 is breached by any Member or any of its principals, partners, members, trustees, officers, directors, employees, or agents or any of its affiliates, including any of such affiliates' principals, partners, members, trustees, officers, directors, employees, or agents, irreparable injury may result to the non-breaching Members and the Fund. Accordingly, in addition to any and all other remedies at law or in equity to which the non-breaching Members and the Fund may be entitled, such Members also shall have the right to obtain equitable relief, including, without limitation, injunctive relief, to prevent any disclosure of Confidential Information, plus reasonable attorneys' fees and other litigation expenses incurred in connection therewith. In the event that any non-breaching Member or the Fund determines that any of the other Members or any of its principals, partners, members, trustees, officers, directors, employees, or agents or any of its affiliates, including any of such affiliates' principals, partners, members, trustees, directors, officers, employees, or agents should be enjoined from or required to take any action to prevent the disclosure of Confidential Information, each of the other non-breaching Members agrees to pursue in a court of appropriate jurisdiction such injunctive relief.


         (d) The Fund shall have the right to keep confidential from the Members for such period of time as it deems reasonable any information that the Board reasonably believes to be in the nature of trade secrets or other information the disclosure of which the Board in good faith believes is not in the best interest of the Fund or could damage the Fund or its business or that the Fund is required by law or by agreement with a third party to keep confidential.

         8.13  CERTIFICATION OF NON-FOREIGN STATUS.

         Each Member or transferee of an Interest from a Member that is admitted to the Fund in accordance with this Agreement shall certify, upon admission to the Fund and at such other time thereafter as the Board may request, whether he or she is a "United States person" within the meaning of Section 7701(a)(30) of the Code on forms to be provided by the Fund, and shall notify the Fund within 30 days of any change in such Member's status. Any Member who shall fail to provide such certification when requested to do so by the Board may be treated as a non-United States person for purposes of U.S. Federal tax withholding.

         8.14  SEVERABILITY.

         If any provision of this Agreement is determined by a court of competent jurisdiction not to be enforceable in the manner set forth in this Agreement, each Member agrees that it is the intention of the Members that such provision should be enforceable to the maximum extent possible under applicable law. If any provisions of this Agreement are held to be invalid or unenforceable, such invalidation or unenforceability shall not affect the validity or enforceability of any other provision of this Agreement (or portion thereof).


         8.15 ENTIRE AGREEMENT. This Agreement (including the Schedule attached hereto which is incorporated herein), along with the Subscription Agreements between each Member and the Fund, constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto.


         8.16  DISCRETION.

         To the fullest extent permitted by law, whenever in this Agreement, a person is permitted or required to make a decision (i) in its "sole discretion" or "discretion" or under a grant of similar authority or latitude, such person shall be entitled to consider only such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Fund or the Members, or (ii) in its "good faith" or under another express standard, then such person shall act under such express standard and shall not be subject to any other or different standards imposed by this Agreement or any other agreement contemplated herein or by relevant provisions of law or in equity or otherwise.

         8.17  COUNTERPARTS.

         This  Agreement may be executed in several  counterparts,  all of which
together  shall  constitute  one  agreement   binding  on  all  parties  hereto,
notwithstanding that all the parties have not signed the same counterpart.

         8.18  TAX MATTERS MEMBER.

         (a) The Investment Adviser will be the "tax matters partner" under the Code for the Fund, or if it cannot or does not serve in such capacity, such other Member as may be designated by the Board.

         (b) Each Person (for purposes of this Section 8.18, called a "Pass-Thru Member") that holds or controls an Interest as a Member on behalf of, or for the benefit of, another Person or Persons, or which Pass-Thru Member is beneficially owned (directly or indirectly) by another Person or Persons, shall, within 30 days following receipt from the Tax Matters Member of any notice, demand, request for information or similar document, convey such notice or other document in writing to all holders of beneficial interests in the Fund holding such interests through such Pass-Thru Member. In the event the Fund shall be the subject of an income tax audit by any Federal, state or local authority, to the extent the Fund is treated as an entity for purposes of such audit, including administrative settlement and judicial review, the Tax Matters Member shall be authorized to act for, and its decision shall be final and binding upon, the Fund and each Member thereof. All expenses incurred in connection with any such audit, investigation, settlement or review shall be borne by the Fund.

         THE UNDERSIGNED ACKNOWLEDGES HAVING READ THIS AGREEMENT IN ITS ENTIRETY BEFORE SIGNING, INCLUDING THE PRE-DISPUTE ARBITRATION CLAUSES SET FORTH IN
SECTION 8.6 AND THE CONFIDENTIALITY CLAUSES SET FORTH IN SECTION 8.12.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                   EVERGREEN MANAGED STRATEGIES FUND, LLC

                                    By:      ___________________________
                                                    Name:
                                                    Title:


                                    EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC


                                    By:      __________________________
                                                    Name:
                                                    Title:



                               ADDITIONAL MEMBERS:



         Each person who has signed or has had signed on its behalf a Member Signature Page, which shall constitute a counterpart hereof.

         [The undersigned understand and agree to the provisions of this Agreement pertaining to the obligations of Directors.

         SCHEDULE I

         DIRECTORS

         NAME AND ADDRESS]

         No person has been authorized to give any information or to make any representations, other than those contained in this Private Placement Memorandum, and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or the Placement Agent.
Neither the delivery of this Private Placement Memorandum nor any sale made hereunder shall, under any circumstances, create any implication that there has been no change in the affairs of the Fund since the date hereof or that the information contained herein is correct as of any time subsequent to its date. However, if any material change occurs while this Private Placement Memorandum is required by law to be delivered, this Private Placement Memorandum will be amended or supplemented accordingly. This Private Placement Memorandum does not constitute an offer to sell, or a solicitation of an offer to buy, any securities other than the securities to which it relates. This Private Placement Memorandum does not constitute an offer to sell or a solicitation of an offer to buy in any circumstances in which such offer or solicitation is unlawful.

                           Evergreen Managed Strategies Fund, LLC
                           Limited Liability Interests

                  SUBJECT TO COMPLETION, DATED _________, 2003


                     EVERGREEN MANAGED STRATEGIES FUND, LLC

                               200 Berkeley Street

                        Boston, Massachusetts 02116-5034

                                     (800) -

                       STATEMENT OF ADDITIONAL INFORMATION


                                __________, 2003


         THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.


         This Statement of Additional Information provides additional information pertaining to the limited liability company interests (the "Interests") of the Evergreen Managed Strategies Fund, LLC (the "Fund"). It is not a prospectus but should be read in conjunction with the Private Placement Memorandum of the Fund dated __________, 2003 and as supplemented from time to time. This Statement of Additional Information is incorporated by reference in its entirety into the Private Placement Memorandum. This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Interests of the Fund, and investors should obtain and read the Private Placement Memorandum prior to purchasing Interests.


         The Interests have not been and will not be registered under the Securities Act of 1933, as amended (the "Securities Act") or the securities laws of any state. The offering contemplated by the Private Placement Memorandum and this Statement of Additional Information will be made in reliance upon an exemption from the registration requirements of the Securities Act for offers and sales of securities that do not involve any public offering, and analogous exemptions under state securities laws. This Statement of Additional Information will not constitute an offer to sell or the solicitation of an offer to buy nor will any sale of Interests be made in any jurisdiction in which the offer, solicitation or sale is not authorized or to any person to whom it is unlawful to make the offer, solicitation or sale.

         The Private Placement Memorandum and this Statement of Additional Information are part of the registration statement filed with the Securities and Exchange Commission (the "Commission"), Washington, D.C., which includes additional information regarding the Fund. The registration statement may be obtained from the Commission upon payment of the fee prescribed, inspected at the Commission's office at no charge or inspected on the Commission's website at http://www.sec.gov.

Table of Contents

                                                                            Page




FUND HISTORY.................................................................3
INVESTMENT POLICIES AND FUND INVESTMENTS.....................................3
ADDITIONAL INFORMATION ON INVESTMENT STRATEGIES AND TECHNIQUES OF
  PORTFOLIO FUNDS............................................................6
LIQUIDITY REQUIREMENTS.......................................................24
PRINCIPAL HOLDERS OF FUND SHARES.............................................25
MANAGEMENT OF THE FUND.......................................................25
DIRECTORS COMPENSATION.......................................................30
THE ADVISER, SUB-ADVISER AND ADMINISTRATOR...................................32
PORTFOLIO TURNOVER...........................................................35
TAXATION ....................................................................35
ERISA CONSIDERATIONS.........................................................44
CALCULATION OF FEES..........................................................45
PORTFOLIO TRANSACTIONS.......................................................45
PERFORMANCE INFORMATION......................................................46
FINANCIAL STATEMENTS.........................................................47
APPENDIX A..................................................................A-1

                                  FUND HISTORY

         The Fund is a non-diversified, closed-end management investment company organized as a Delaware limited liability company on August 6, 2002 and registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Private Placement Memorandum. Unless otherwise defined herein, capitalized terms used in this document have the same meanings given them in the Private Placement Memorandum. No investment in the Fund should be made without first reading the Private Placement Memorandum.

                    INVESTMENT POLICIES AND FUND INVESTMENTS

         Additional information concerning certain of the Fund's investment policies and risks is set forth below. The Portfolio Funds in which the Fund will invest are not subject to the Fund's investment policies and may have different or contrary investment policies and, unless registered under the 1940 Act, are generally not subject to any investment limitations under the 1940 Act.

         Unless otherwise specified, percentage limitations shall be applied at the time of investment. Therefore, these percentages could be exceeded due to fluctuations in the value of the Fund's portfolio securities or liquidation of portfolio securities to pay expenses.

FUNDAMENTAL INVESTMENT RESTRICTIONS

         The Fund has adopted the fundamental investment restrictions set forth below which may not be changed without a "majority vote" of holders of the Fund's outstanding voting securities, which means the lesser of (1) 67% of the Fund's voting securities present at a meeting at which holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (2) more than 50% of the Fund's outstanding voting securities. Where necessary, an explanation beneath a fundamental policy describes the Fund's practices with respect to that policy, as allowed by current law. If the law governing a policy changes, the Fund's practices may change accordingly without a Member vote. No other policy, including the Fund's investment objective, is a fundamental policy of the Fund, except as expressly stated.

         1.  Non-Diversification

         The Fund is a non-diversified investment company under the 1940 Act.

         Further Explanation of Non-Diversified Funds:

         A non-diversified investment company is not limited by the 1940 Act as to the amount of assets that may be invested in any one issuer.

         2.  Concentration

         The Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities).

         Further Explanation of Concentration Policy:

         The Fund may not invest more than 25% of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities). For purposes of this investment restriction, the Portfolio Funds are not considered part of any industry. The Fund may invest in Portfolio Funds that may concentrate their assets in one or more industries.

         3.  Issuing Senior Securities

         Except as permitted under the 1940 Act, the Fund may not issue senior securities.

          4.  Borrowing

         The Fund may not borrow money, except to the extent permitted by applicable law.

         Further Explanation of Borrowing Policy:

         The Fund may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value. The Fund may also borrow up to an additional 5% of its total assets from banks or others. The Fund may borrow only as a temporary measure for extraordinary or emergency purposes such as the redemption of Interests in the Fund. The Fund may purchase additional securities so long as borrowings do not exceed 5% of its total assets. The Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. The Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

         5.  Underwriting

         The Fund may not underwrite securities of other issuers, except insofar as a Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

         6.  Real Estate

         The Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in (a) securities that are directly or indirectly secured by real estate, or (b) securities issued by issuers that invest in real estate, or interests therein.

         7.  Commodities

         The Fund may not purchase or sell commodities or contracts on commodities, except to the extent that the Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act. The Fund will not consider stock index, currency and other financial futures contracts, swaps, or hybrid instruments to be commodities for purposes of this investment policy.

         8.  Lending

         The Fund may not make loans to other persons, except that the Fund may lend its portfolio securities and cash in accordance with applicable law. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan. It is not expected that the Fund will lend securities issued by Portfolio Funds.

         Further Explanation of Lending Policy:

         To generate income and offset expenses, the Fund may lend portfolio securities to broker-dealers and other financial institutions in an amount up to 33 1/3% of its total assets, taken at market value. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest bearing cash equivalents. Increases or decreases in the market value of a security lent will affect the Fund and its Members.

         When the Fund lends its securities, it will require the borrower to give the Fund collateral in cash or government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans.

NON-FUNDAMENTAL RESTRICTIONS

         These investment restrictions may be changed by the Fund's Board of Directors without a vote of the Fund's Members.

         The Fund may not:

         (1) Purchase securities on margin, except that the Fund may: (a) make use of any short-term credit necessary for clearance of purchases and sales of portfolio securities and for required distributions and (b) make initial or variation margin deposits in connection with futures contracts, options, currencies, or other permissible investments;

         (2) Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Fund as security for indebtedness, except as may be necessary in connection with permissible borrowings or investments; and then such mortgaging, pledging or hypothecating may not exceed 33 1/3 % of the respective total assets of the Fund. The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to margin accounts for futures contracts, options, currencies or other permissible investments are not deemed to be mortgages, pledges, or hypothecations for these purposes;

         (3) Purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral explorations or development programs, except that the Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities or hold mineral leases acquired as a result of its ownership of securities;

         (4) Invest in companies for the purpose of exercising management or control.

         Not more than 12% of the Fund's net assets will be allocated to any one Portfolio Fund. In addition, the Fund will limit its investment position in any one Portfolio Fund to less than 5% of the Portfolio Fund's outstanding voting securities, absent an SEC order (or assurances from the SEC staff) under which the Fund's contribution and withdrawal of capital from a Portfolio Fund in which it holds 5% or more of the outstanding interests will not be subject to various 1940 Act prohibitions on affiliated transactions. However, to permit the investment of more of its assets in smaller Portfolio Funds deemed attractive by the Adviser, the Fund may purchase non-voting securities of Portfolio Funds, subject to a limitation that the Fund will not purchase voting and non-voting interests in a Portfolio Fund that in the aggregate represent 25% or more of the Portfolio Fund's outstanding equity.

OTHER INVESTMENT POLICIES

         Temporary Defensive Position. In an attempt to respond to adverse market, economic, political, or other conditions, the Fund may invest up to 100% of its assets in cash or cash equivalents including, but not limited to, securities of the U.S. Government and its agencies and instrumentalities. The Fund's investments in foreign cash equivalents will be limited to those that, in the opinion of the Adviser, equate generally to the standards established for U.S. cash equivalents. Investments in bank obligations will be limited at the time of investment to the obligations of the 100 largest domestic banks in terms of assets that are subject to regulatory supervision by the U.S. Government or state governments, and the obligations of the 100 largest foreign banks in terms of assets with branches or agencies in the United States. These investments may be inconsistent with the Fund's investment objective and may result in a loss of investment opportunity, which could result in a lower return than would have been obtained had the Fund adhered to its standard investment policies.

                 ADDITIONAL INFORMATION ON INVESTMENT STRATEGIES
                        AND TECHNIQUES OF PORTFOLIO FUNDS


         Most of the different types of securities in which the Portfolio Funds invest, subject to their individual investment objectives, policies and restrictions, are described in the Private Placement Memorandum under "INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES" and "RISK FACTORS." This section provides additional information with respect to the types of investment strategies and techniques of the Portfolio Funds in which the Fund will invest. As there is no limit on the types of investments the Portfolio Funds may make, however, the discussion in the Private Placement Memorandum and Statement of Additional Information cannot be a comprehensive description. Any decision to invest in this Fund should take into account the possibility that the Portfolio Funds may make virtually any kind of investment, and may be subject to related risks, which can be substantial.


Convertible Securities

         The Portfolio Funds may invest in convertible securities. Convertible securities include fixed-income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, bonds with warrants attached or bonds with a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allow convertible securities to be employed for a variety of investment strategies.

         The Portfolio Funds may exchange or convert convertible securities into shares of underlying common stock when, in the opinion of its Portfolio Manager, the investment characteristics of the underlying common shares will assist the Portfolio Fund in achieving its investment objective. The Portfolio Funds may also elect to hold or trade convertible securities. In evaluating these matters with respect to a particular convertible security, the Adviser anticipates that the Portfolio Manager may consider numerous factors, which could include the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

         Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics, and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

         The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value typically declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also increase or decrease the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

         A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Portfolio Fund is called for redemption, the Portfolio Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on a Portfolio Fund's ability to achieve its investment objective, which, in turn, could result in losses to the Fund.

Derivatives

         Some or all Portfolio Funds may use financial instruments known as derivatives. A derivative is generally defined as an instrument whose value is derived from, or based upon, some underlying index, reference rate (such as interest rates or currency exchange rates), security, commodity or other asset. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristic of the particular derivatives and the portfolio as a whole. The Adviser anticipates that the Portfolio Funds will use a specific type of derivative only after consideration of, among other things, how the derivative instrument serves the Portfolio Funds' investment objective and the risk associated with the instrument. The Portfolio Managers may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Portfolio Funds will succeed, or that a particular hedging instrument will be available for use by the Portfolio Funds.

         Options and Futures. The Portfolio Funds may utilize options and futures contracts. They also may use so-called "synthetic" options or other derivative instruments written by broker-dealers or other permissible financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Portfolio Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid and, in such cases, a Portfolio Fund may have difficulty closing out its position. Over-the-counter options purchased and sold by the Portfolio Funds also may include options on baskets of specific securities.

         Portfolio Funds may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue their investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. A covered call option is a call option with respect to which a Portfolio Fund owns the underlying security. The sale of such an option exposes a Portfolio Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on a Portfolio Fund's books or with the Portfolio Fund's custodian to fulfill the obligation undertaken. The sale of such an option exposes a Portfolio Fund during the term of the option to a decline in price of the underlying security while depriving the Portfolio Fund of the opportunity to invest the segregated assets.

         A Portfolio Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. A Portfolio Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, a Portfolio Fund would ordinarily make a similar "closing sale transaction," which involves liquidating its position by selling the option previously purchased, although the Portfolio Fund would be entitled to exercise the option should it deem it advantageous to do so.

         Synthetic option transactions involve the use of two financial instruments that, together, have the economic effect of an options transaction. The risks of synthetic options are generally similar to the risks of actual options, with the addition of increased market risk, liquidity risk and counterparty credit risk.

         Portfolio Funds may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits a Portfolio Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or a Portfolio Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission ("CFTC").

         Engaging in these transactions involves risk of loss to the Portfolio Funds that could adversely affect the value of the Fund's net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Portfolio Funds to substantial losses.

         Successful use of futures also is subject to the ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

         The prices of commodities contracts and all derivative instruments, including futures and options prices, are highly volatile. Price movements of forward contracts, futures contracts, and other derivative contracts in which Portfolio Funds may invest are influenced by, among other things: interest rates; changing supply and demand relationships; trade, fiscal, monetary, exchange control programs and policies of governments; and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies and interest rate related futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. Portfolio Funds also are subject to the risk of the failure of any of the exchanges on which their positions trade or of their clearinghouses.

         Some or all of the Portfolio Funds may purchase and sell stock index futures contracts. A stock index future obligates a Portfolio Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

         Call and Put Options on Securities Indices. Some or all of the Portfolio Funds may purchase and sell call and put options on stock indices listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue their investment objectives. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use by a Portfolio Fund of options on stock indexes will be subject to its Portfolio Manager's ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

         The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of the securities that are the subject of the hedge. The successful use of these strategies also depends on the ability of the Fund's investment advisor to forecast correctly interest rate movements and general stock market price movements. The risk increases as the composition of the securities held by the Fund diverges from the composition of the relevant option or futures contract.

Distressed Credits

         The Portfolio Funds may invest in securities of domestic and foreign issuers in weak financial condition, experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolescence problems, or that are involved in bankruptcy or reorganization proceedings. Investments of this type may involve substantial financial and business risks that can result in substantial or at times even total losses. Among the risks inherent in investments in troubled entities is the fact that it frequently may be difficult to obtain information as to the true condition of such issuers. Such investments also may be adversely affected by state and federal laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability, and the Bankruptcy Court's power to disallow, reduce, subordinate, or disenfranchise particular claims. The market prices of such securities are also subject to abrupt and erratic market movements and above-average price volatility, and the spread between the bid and asked prices of such securities may be greater than those prevailing in other securities markets. It may take a number of years for the market price of such securities to reflect their intrinsic value. In liquidation (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful (due to, for example, failure to obtain requisite approvals), will be delayed (for example, until various liabilities, actual or contingent, have been satisfied), or will result in a distribution of cash or a new security the value of which will be less than the purchase price to the Portfolio Fund of the security in respect to which such distribution was made.

Dollar Roll Transactions

         The Portfolio Funds may enter into dollar rolls in which the Portfolio Funds sell securities and simultaneously contract to repurchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-related securities, the mortgage-related securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages. A Portfolio Funds generally forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but it is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold. A Portfolio Fund could also be compensated through receipt of fee income.

         Investing in dollar rolls creates leverage (unless they are "covered dollar rolls," see description below) and are generally included in the calculation of a Portfolio Fund's total leverage-creating transaction. In addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements.

         Covered Dollar Rolls. A Portfolio Fund may enter into covered dollar rolls which are the same as the dollar roll transactions described above except that the dollar roll position is offset with a cash or cash equivalent position. The offsetting cash/cash equivalent position effectively collateralizes the Portfolio Fund's right to receive the security at the end of the roll period, and also serves to minimize the leveraging effect of the transaction. Covered dollar rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of a Portfolio Fund's borrowings and other senior securities. Covered dollar rolls are not considered to be a transaction that creates leverage and may be excluded from the calculation of a Portfolio Fund's total leverage-creating transaction.

Equity Securities

         Although the Portfolio Funds may invest in equity securities without restriction as to the market capitalization of issuers, the Adviser anticipates that some of the Portfolio Managers will focus on securities of companies with market capitalizations that are small compared to other publicly traded companies (including micro-cap companies). Smaller companies may have limited product lines, markets, or financial resources or may depend on a small, inexperienced management group. Securities of small companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more abruptly or erratically than securities of larger companies. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse market developments than securities of larger companies. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of a company's earnings potential or assets.

Fixed-Income Securities

         Portfolio Funds may invest in fixed-income securities. Investment in these securities may offer opportunities for income and capital appreciation, and may also be used for temporary defensive purposes and to maintain liquidity.

         Fixed-income securities are obligations of the issuer to make payments of principal and/or interest on future dates, and include, among other securities: bonds, notes, and debentures issued by corporations; debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities or by a foreign government; municipal securities; and mortgage-backed and asset-backed securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity (i.e., market risk).

Foreign Currency Transactions

         Foreign Currency Exchange Transactions. A Portfolio Fund may engage in foreign currency exchange transactions to protect against uncertainty in the level of future exchange rates. The Portfolio Manager to a Portfolio Fund may engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging"), and to protect the value of specific portfolio positions ("position hedging").

         A Portfolio Fund may engage in "transaction hedging" to protect against a change in the foreign currency exchange rate between the date on which the Portfolio Fund contracts to purchase or sell the security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. For that purpose, a Portfolio Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in or exposed to that foreign currency.

         If conditions warrant, a Portfolio Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts as a hedge against changes in foreign currency exchange rates between the trade and settlement dates on particular transactions and not for speculation. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements.

         For transaction hedging purposes, a Portfolio Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Portfolio Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives a Portfolio Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives a Portfolio Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Portfolio Fund the right to purchase a currency at the exercise price until the expiration of the option.

         A Portfolio Fund may engage in "position hedging" to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated, or quoted or exposed (or an increase in the value of currency for securities which the Portfolio Fund intends to buy, when it holds cash reserves and short-term investments). For position hedging purposes, a Portfolio Fund may purchase or sell foreign currency futures contracts and foreign currency forward contracts, and may purchase put or call options on foreign currency futures contracts and on foreign currencies on exchanges or in over-the-counter markets. In connection with position hedging, a Portfolio Fund may also purchase or sell foreign currency on a spot basis.

         The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

         It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Portfolio Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Portfolio Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Portfolio Fund is obligated to deliver.

         Hedging transactions involve costs and may result in losses. A Portfolio Fund may write covered call options on foreign currencies to offset some of the costs of hedging those currencies. A Portfolio Fund's ability to engage in hedging and related option transactions may be limited by tax considerations.

         Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Portfolio Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques seek to minimize the risk of loss due to a decline in the value of the hedged currency, they seek to limit any potential gain which might result from the increase in the value of such currency.

         Currency Forward and Futures Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the U.S. are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

         The Adviser anticipates that forward contracts will be used primarily by a Portfolio Manager to adjust the foreign exchange exposure of a Portfolio Fund to protect against uncertainty in the level of future foreign exchange rates, and the Portfolio Funds might be expected to enter into such contracts under the following circumstances:

         Lock In. When the Portfolio Manager desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

         Cross Hedge. If a particular currency is expected to decrease against another currency, a Portfolio Fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Portfolio Fund's holdings denominated in the currency sold.

         Direct Hedge. If the Portfolio Manager wants to eliminate substantially all of the risk of owning a particular currency, and/or if the Portfolio Manager thinks that a Portfolio Fund can benefit from price appreciation in a given country's bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a Portfolio Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a Portfolio Fund would hope to benefit from an increase (if any) in value of the bond.

         Proxy Hedge. The Portfolio Manager might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a Portfolio Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

         Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in any given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

         At the maturity of a forward or futures contract, a Portfolio Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

         Positions in foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although a Portfolio Fund may intend to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there can be no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, a Portfolio Fund would continue to be required to make daily cash payments of variation margin.

         Foreign Currency Options. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. The Adviser anticipates that foreign currency options will be purchased or written only when a Portfolio Fund's Portfolio Manager believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

         The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

         Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio Fund at one rate, while offering a lesser rate of exchange should a Portfolio Fund desire to resell that currency to the dealer.

Leverage and Margin

         A Portfolio Fund may use leverage and may borrow through the use of reverse repurchase agreements. A reverse repurchase agreement is a form of collateralized borrowing in which the Portfolio Fund borrows money from a counterparty, generally for a period of three months or less, at an agreed-upon rate of interest.

         Under current market conditions, in order to reduce the variability of leverage borrowing costs from short-term reverse repurchase agreements, a Portfolio Fund may enter into interest rate swaps with the effect of fixing net borrowing costs for longer periods of time. The use of leverage is a speculative investment technique and involves certain risks to investors. These include the possibility of higher volatility of the net asset value and market price of a Portfolio Fund's shares, which in turn could affect the net asset value of the Fund's Interests.

         The use of leverage creates an opportunity for increased net income and returns, but also creates certain risks for investors such as the opportunity for increased losses. As long as the rate of return on the assets purchased with the proceeds of leverage exceeds the net cost of borrowings, including the effects of any associated hedges, the investment of the proceeds of the leverage will generate more return than will be needed to offset such borrowing costs. If so, the excess will be available to pay higher dividends to investors. If, however, the net cost of borrowings, including the effects of any associated hedges, exceeds the rate of return on the assets purchased with the proceeds of leverage, the return to investors will be less than if the Portfolio Fund had not leveraged.

         If the market value of a Portfolio Fund's portfolio declines, the leverage will result in a greater decrease in the Portfolio Fund's net asset value than if the Portfolio Fund were not leveraged. Any decline in the net asset value of the Portfolio Fund's investments will be borne entirely by its shareholders. A greater net asset value decrease caused by the use of leverage will tend to cause a greater decline in the market price of the Portfolio Fund's shares and, consequently, could cause a greater decline in the market price of the Common Shares.

         To the extent that a Portfolio Fund is required or elects to prepay any borrowings, the Portfolio Fund may need to liquidate investments to fund such prepayments. Liquidation at times of adverse economic conditions may result in capital loss and reduce returns to shareholders. In addition, such prepayment would likely result in the Portfolio Fund seeking to terminate early all or a portion of any swap transaction. Early termination of the swap could result in a termination payment by the Portfolio Fund.

         The potential use of short-term margin borrowings by Portfolio Funds results in certain additional risks. For example, should the securities that are pledged to brokers to secure margin accounts decline in value, or should brokers from which the Portfolio Funds have borrowed increase their maintenance margin requirements (i.e., reduce the percentage of a position that can be financed), then the Portfolio Funds could be subject to a "margin call," pursuant to which they must either deposit additional funds with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a precipitous drop in the value of the assets of a Portfolio Fund, it might not be able to liquidate assets quickly enough to pay off the margin debt and might suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses. For these reasons, the use of borrowings for investment purposes is considered a speculative investment practice.

Mortgage-Backed or Asset-Backed Securities

         The Portfolio Funds may invest in mortgage-backed securities and asset-backed securities. Two principal types of mortgage-backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs). CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence.

         Investors purchasing CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

         REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

         In addition to mortgage-backed securities, the Portfolio Funds may invest in securities secured by other assets including company receivables, truck and auto loans, leases, and credit card receivables. These issues may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the pay down characteristics of the underlying financial assets which are passed through to the security holder.

         Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of related asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

         In general, issues of asset-backed securities are structured to include additional collateral and/or additional credit support to protect against the risk that a portion of the collateral supporting the asset-backed securities may default and/or may suffer from these defects.

Municipal Bonds

         The Portfolio Funds may invest in municipal bonds of any state, territory or possession of the United States (U.S.), including the District of Columbia. The Portfolio Funds may also invest in municipal bonds of any political subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions. Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works. Municipal bonds may also may be issued to refinance public debt.

         Municipal bonds are mainly divided between "general obligation" and "revenue" bonds. General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax. They are repaid from the issuer's general revenues. Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer's taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer. In contrast, revenue bonds are supported only by the revenues generated by the project or facility.

         The Portfolio Funds may also invest in industrial development bonds. Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations. The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities. To qualify as a municipal bond, the interest paid on an industrial development bond must qualify as fully exempt from federal income tax. However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

         The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue's size, maturity date and rating. Municipal bonds are rated by ratings agencies such as S&P and Moody's. Such ratings, however, are opinions, not absolute standards of quality. Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield. Once purchased by a Portfolio Fund, a municipal bond may cease to be rated or receive a new lower rating. Neither event would require the Portfolio Fund to sell the bond, but the Portfolio Manager may consider such events in determining whether the Portfolio Fund should continue to hold it.

         Investments in municipal bonds are subject to credit risk. Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Such laws extend the time for payment of principal and/or interest, and may otherwise restrict a Portfolio Fund's ability to enforce its rights in the event of default. Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, a Portfolio Fund's Portfolio Manager may lack sufficient knowledge of an issue's weaknesses. Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due. In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the Portfolio Funds.

         From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds. Such actions could materially affect the availability of municipal bonds and the value of those already owned by a Portfolio Fund.

Other Investment Companies

         In connection with its investments in accordance with the various investment disciplines, a Portfolio Fund may invest in shares of other investment companies investing exclusively in securities in which it may otherwise invest. Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for a Portfolio Fund to invest in certain markets. Such investments may involve the payment of substantial premiums above the net asset value of those investment companies' portfolio securities and may be subject to limitations under the 1940 Act. A Portfolio Fund also may incur tax liability to the extent it invests in the stock of a foreign issuer that is a "passive foreign investment company" regardless of whether such "passive foreign investment company" makes distributions to the Portfolio Fund.

         As a shareholder in an investment company, a Portfolio Fund bears its ratable share of that investment company's expenses, including advisory and administration fees.

Preferred Stocks

         A Portfolio Fund may purchase preferred stock. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid.

         If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

Rights and Warrants

         Some or all Portfolio Funds may invest in common stock rights and warrants believed by the Portfolio Manager to provide capital appreciation opportunities. Common stock rights and warrants may be purchased separately or may be received as part of a unit or attached to securities purchased. Warrants are securities that give the holder the right, but not the obligation, to purchase equity securities of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. Rights are similar to warrants but normally have a shorter duration and are distributed directly by an issuer to its shareholders.

         At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This effect enables the investor to gain exposure to the underlying security with a relatively low capital investment but increases an investor's risk in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value.

         The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant, or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer.

Bank Loans and Participations

         Some or all Portfolio Funds may invest directly or through a private investment fund in bank loans or participations in bank loans (collectively, "bank loans"), either of which may become non-performing for a variety of reasons. Such non-performing bank loans may require substantial workout negotiations or restructuring in the event of a default or bankruptcy, which may entail, among other things, a substantial reduction in the interest rate and a substantial write-down of the principal of the bank loan. In addition, bank loans are generally subject to liquidity risks since bank loans are traded in an over-the-counter market.

         Bank loans, like most other debt obligations, are subject to the risk of default. While all investments involve some amount of risk, bank loans generally involve less risk than equity instruments of the same issuer because the payment of principal of and interest on debt instruments is a contractual obligation of the issuer that, in most instances, takes precedence over the payment of dividends, or the return of capital, to the issuer's shareholders.

         Although the Portfolio Funds may invest in bank loans that will be fully collateralized with assets with a market value that, at the time of acquisition, equals or exceeds the principal amount of the bank loan, the value of the collateral may decline below the principal amount of the bank loan subsequent to a Portfolio Fund's investment in such bank loan. In addition, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, a Portfolio Fund will be subject to the risk that this stock may decline in value, be relatively illiquid, or may lose all or substantially all of its value, causing the bank loan to be undercollateralized. There is no assurance that the sale of collateral would raise enough cash to satisfy the borrower's payment obligation or that the collateral can or will be liquidated. Some or all of the bank loans held by a Portfolio Fund may not be secured by any collateral, and such bank loans entail greater risk than secured bank loans.

         Bank loans are also subject to the risk of default of scheduled interest or principal payments. In the event of a failure to pay scheduled interest or principal payments on bank loans held by a Portfolio Fund, the Portfolio Fund could experience a reduction in its income, would experience a decline in the market value of the particular bank loan so affected, and may experience a decline in the net asset value of the Portfolio Fund shares or the amount of its dividends. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. To the extent that a Portfolio Fund's investment is in a bank loan acquired from another lender, the Portfolio Fund may be subject to certain credit risks with respect to that lender.

         A Portfolio Fund may acquire bank loans of borrowers that are experiencing, or are more likely to experience, financial difficulty, including bank loans issued in highly leveraged transactions. A Portfolio Fund may even acquire and retain in its portfolio bank loans of borrowers that have filed for bankruptcy protection or that have had involuntary bankruptcy petitions filed against them by creditors.

         In the event of the bankruptcy, receivership, or other insolvency proceeding of a borrower, a Portfolio Fund could experience delays or limitations with respect to its ability to collect the principal of and interest on the bank loan and with respect to its ability to realize the benefits of the collateral securing the bank loan, if any. Among the credit risks involved in such a proceeding are the avoidance of the bank loan as a fraudulent conveyance, the restructuring of the payment obligations under the bank loan (including, without limitation, the reduction of the principal amount, the extension of the maturity, and the reduction of the interest rate thereof), the avoidance of the pledge of collateral securing the bank loan as a fraudulent conveyance or preferential transfer, the discharge of the obligation to repay that portion of the bank loan that exceeds the value of the collateral, and the subordination of the Portfolio Fund's rights to the rights of other creditors of the borrower under applicable law. Similar delays or limitations of the Portfolio Fund's ability to collect the principal of and interest on the bank loan and with respect to its ability to realize the benefits of the collateral securing the bank loan may arise in the event of the bankruptcy, receivership, or other insolvency proceeding of an original lender or an agent.

         The Adviser anticipates that investment decisions on bank loans will be based largely on the credit analysis performed by a Portfolio Manager's investment personnel and not on analysis prepared by rating agencies or other independent parties, and such analysis may be difficult to perform for many borrowers and issuers. A Portfolio Manager may also utilize information prepared and supplied by the agent or other lenders. Information about interests in bank loans generally will not be in the public domain, and interests are often not currently rated by any nationally recognized rating service. Many borrowers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Generally, borrowers are required to provide financial information to lenders, including a Portfolio Fund, and information may be available from other bank loan participants or agents that originate or administer bank loans. There can be no assurance that the Portfolio Manager's analysis will disclose factors that may impair the value of a bank loan. A serious deterioration in the credit quality of a borrower could cause a permanent decrease in a Portfolio Fund's net asset value.

         There is no minimum rating or other independent evaluation of a borrower or its securities limiting a Portfolio Fund's investments. Although a bank loan often is not rated by any rating agency at the time a Portfolio Fund purchases the bank loan, rating agencies have become more active in rating an increasing number of bank loans and at any given time a substantial portion of the bank loans in a Portfolio Fund's portfolio may be rated. Although a Portfolio Manager may consider such ratings when evaluating a bank loan, it does not view such ratings as a determinative factor in its investment decisions. The lack of a rating may not necessarily imply that a bank loan is of lesser investment quality. Portfolio Funds may invest their assets in securities, including bank loans, rated below investment grade or that are unrated but of comparable quality.

         While debt instruments generally are subject to the risk of changes in interest rates, the interest rates of bank loans in which a Portfolio Fund may invest would adjust with a specified interest rate. Thus the risk that changes in interest rates would affect the market value of such bank loans is significantly decreased, but is not eliminated.

Short Sales

         Some or all of the Portfolio Funds may attempt to limit their exposure to a possible market decline in the value of their portfolio securities through short sales of securities that the Portfolio Funds believe possess volatility characteristics similar to those being hedged. In addition, the Portfolio Funds may use short sales for non-hedging purposes to pursue their investment objectives. For example, a Portfolio Fund may "short" a security of a company if, in the Portfolio Manager's view, the security is over-valued in relation to the issuer's prospects for earnings growth.

         To effect a short sale, a Portfolio Fund will borrow a security from a brokerage firm to make delivery to the buyer. The Portfolio Fund is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio Fund, which would result in a loss or gain, respectively. These techniques are speculative and, in certain circumstances, can substantially increase the impact of adverse price movements on a Portfolio Fund's portfolio. A short sale of a security involves the risk of an unlimited increase in the market price of the security that could result in an inability to cover the short position, and thus, a theoretically unlimited loss. There can be no assurance that securities necessary to cover a short position will be available for purchase.

         A Portfolio Fund may also make short sales against-the-box, in which it sells short securities it owns or has the right to obtain without payment of additional consideration. A Portfolio Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against-the-box.

Swaps

         Some or all of the Portfolio Funds may enter into equity, interest rate, index, currency rate, and total return swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if a Portfolio Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount" (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index).

         Interest Rate Swaps. Some or all of the Portfolio Funds may enter into interest rate swaps. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

         Equity Index Swaps. Some or all of the Portfolio Funds may enter into equity index swaps. Equity index swaps involve the exchange by a Portfolio Fund with another party of cash flows based upon the performance of an index or a portion of an index of securities which usually includes dividends. Portfolio Funds may purchase cash-settled options on equity index swaps. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

         Currency Swaps. Some or all of the Portfolio Funds may enter into currency swaps for both hedging and non-hedging purposes. Currency swaps involve the exchange of rights to make or receive payments in specified foreign currencies. Since currency swaps are individually negotiated, a Portfolio Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its currency swap positions. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for another designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The use of currency swaps is a highly specialized activity which involves special investment techniques and risks. If its Portfolio Manager is incorrect in its forecasts of market values and currency exchange rates, a Portfolio Fund's performance will be adversely affected.

         Total Return Swaps. Some or all of the Portfolio Funds may invest in total return swaps with appropriate counterparties. In a total return swap, one party pays a rate of interest in exchange for the total rate of return on another investment. For example, if a Portfolio Fund wished to invest in a senior loan, it could instead enter into a total return swap and receive the total return of the senior loan, less the "funding cost," which would be a floating interest rate payment to the counterparty.

         Most swap agreements entered into by a Portfolio Fund would require the calculation of the obligations of the parties to the agreements on a "net basis." Consequently, a Portfolio Fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The risk of loss with respect to swaps is limited to the net amount of interest payments that a Portfolio Fund is contractually obligated to make. If the other party to a swap defaults, a Portfolio Fund's risk of loss consists of the net amount of payments that the Portfolio Fund contractually is entitled to receive.

When-Issued, Delayed-Delivery and Forward Commitment Transactions

         The Portfolio Funds may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made.

         The Portfolio Funds may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio Fund may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

         Purchases made under such conditions may involve the risk that yields secured at the time of commitment may be lower than otherwise available by the time settlement takes place, causing an unrealized loss to the Portfolio Fund. In addition, when a Portfolio Fund engages in such purchases, it relies on the other party to consummate the sale. If the other party fails to perform its obligations, a Portfolio Fund may miss the opportunity to obtain a security at a favorable price or yield.

                             LIQUIDITY REQUIREMENTS

The Fund's portfolio is not subject to any minimum liquidity requirement.

                        PRINCIPAL HOLDERS OF FUND SHARES


         To the knowledge of the Fund, as of _____________, 2003, no current Director of the Fund owned 1% or more of the outstanding Interests, and the officers and Directors of the Fund owned, as a group, less than 1% of the Interests.

         As of _________, 2003, no person, to the knowledge of the Fund, owned beneficially more than 5% of the outstanding Interests.

                             MANAGEMENT OF THE FUND

         The Fund is supervised by the Board of Directors, which is responsible for representing the interest of the Members. The Directors meet periodically throughout the year to oversee the Fund's activities, reviewing, among other things, the Fund's performance and its contractual arrangements with various service providers. Each Director is paid a fee for his or her services.

         The Directors are not required to contribute to the capital of the Fund or to hold Interests in the Fund. A majority of the Directors are persons who are not "interested persons" (as defined in the 1940 Act) of the Fund (collectively, the "Disinterested Directors"). The Disinterested Directors perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

         The Fund has an Executive Committee which consists of the Chairman of the Board, Michael S. Scofield, K. Dun Gifford and Russell A. Salton, III, each of whom is a Disinterested Director. The Executive Committee recommends Directors to fill vacancies, prepares the agenda for Board of Directors meetings and acts on routine matters between scheduled Board of Directors meetings. The Executive Committee may solicit suggestions for persons to fill vacancies on the Board of Directors from such sources as they deem appropriate, including EIMC. Nominations by Members will not be considered. The Directors will consider such nominations at the next regularly scheduled Board of Directors meeting.

         The Fund has an Audit Committee which consists of the Chairman of the Committee, K. Dun Gifford, Charles A. Austin, III, Gerald M. McDonnell, David M. Richardson and Richard Shima. The purpose of the Audit Committee is to evaluate financial management, meet with the auditors and deal with other matters of a financial nature that they deem appropriate.

         The Fund has a Performance Committee which consists of the Chairman of the Committee, Russell A. Salton, III, Dr. Leroy Keith, William W. Pettit and Richard Wagoner. The Performance Committee reviews all activities involving investment-related issues and activities of EIMC and any sub-advisors to the Fund, reviews the performance of the other service providers to the Fund, and assesses the performance of the Fund.

         Set forth below are the Directors of the Fund. Unless otherwise indicated, the address for each Director is 200 Berkeley Street, Boston, Massachusetts 02116.

Disinterested Directors:


-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------

                                                                                                   Number of           Other

                                        Beginning                                                 Portfolios       Directorships
                            Position     Year of                                                  Overseen in       held outside
      Date of Birth           with       Term of       Principal Occupations for Last Five      Evergreen Funds     of Evergreen
                              Fund       Office*                      Years                         Complex        Funds Complex


-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
                                                     Investment Counselor, Anchor Capital
                                                     Advisors, Inc. (investment advice);
                                                     Former Director, Executive Vice
                                                     President and Treasurer, State Street
                                                     Research & Management Company
                                                     (investment advice); Director, The
                                                     Andover Companies (insurance); Trustee,
Charles A. Austin III                                Arthritis Foundation of New England;
DOB: 10/23/1934                                      Director, The Francis Ouimet Society;
                                                     Former Investment Counselor, Appleton
                                                     Partners, Inc. (investment advice);
                                                     Former Director, Health Development
                            Director       2002      Corp. (fitness-wellness centers);                106               None
                                                     Former Director, Mentor Income Fund,
                                                     Inc.; Former Trustee, Mentor Funds and
                                                     Cash Resource Trust.


-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
                                                     Chairman and President,
                                                     Oldways Preservation and
                                                     Exchange Trust (education);
                                                     Trustee, Treasurer and
                                                     Chairman of the Finance
                                                     Committee, Cambridge
                                                     College; Former Managing
                                                     Partner, Roscommon Capital
                                                     Corp.;
K. Dun Gifford                                       Former Chairman of the Board, Director,
DOB: 10/23/1938                                      and Executive Vice President, The
                                                     London Harness Company (leather goods
                                                     purveyor); Former Chairman, Gifford,
                            Director       2002      Drescher & Associates (environmental             106               None
                                                     consulting); Former Director, Mentor
                                                     Income Fund, Inc.; Former Trustee,
                                                     Mentor Funds and Cash Resource Trust.

-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
                                                     Partner, Stonington Partners, Inc.
                                                     (private investment firm); Trustee of
                                                     Phoenix Series Fund, Phoenix
                                                     Multi-Portfolio Fund, and The Phoenix
                                                     Big Edge Series Fund; Former Chairman
                                                     of the Board and Chief Executive
                                                     Officer, Carson Products Company                             Trustee,
Leroy Keith, Jr.                                     (manufacturing); Former Director of                          Phoenix Series
DOB: 2/14/1939                                       Phoenix Total Return Fund and Equifax,                       Fund, Phoenix
                                                     Inc. (worldwide information                                  Multi-Portfolio
                                                     management); Former President,                               Fund, and The
                            Director       2002      Morehouse College; Former Director,              106         Phoenix Big
                                                     Mentor Income Fund, Inc.; Former                             Edge Series Fund
                                                     Trustee, Mentor Funds and Cash Resource
                                                     Trust.
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------

                                                     Sales Manager, SMI-STEEL - South
                                                     Carolina (steel producer); Former Sales
Gerald M. McDonnell                                  and Marketing Management, Nucor Steel
DOB: 7/14/1939                                       Company; Former Director, Mentor Income
                            Director       2002      Fund, Inc.; Former Trustee, Mentor               106               None
                                                     Funds and Cash Resource Trust.


-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
                                                     Partner and Vice President in the law
                                                     firm of Kellam & Pettit, P.A.; Former
William Walt Pettit                                  Director, Mentor Income Fund, Inc.;
DOB: 8/26/1955              Director       2002      Former Trustee, Mentor Funds and Cash            106               None
                                                     Resource Trust.
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
                                                     President,  Richardson, Runden & Company
                                                     (new   business   development/consulting
                                                     company);   Managing  Director,  Kennedy
                                                     Information,       Inc.       (executive
                                                     recruitment   information  and  research
                                                     company);   Trustee,  411  Technologies,
                                                     LLP  (communications);   Director,   J&M
                                                     Cumming       Paper      Co.      (paper
David M. Richardson                                  merchandising);  Columnist, Commerce and
DOB: 9/19/1941                                       Industry   Association  of  New  Jersey;
                                                     Former      Vice      Chairman,      DHR
                                                     International,      Inc.      (executive
                                                     recruitment);    Former    Senior   Vice
                            Director       2002      President,   Boyden  International  Inc.         106               None
                                                     (executive     recruitment);      Former
                                                     Director,   Mentor  Income  Fund,  Inc.;
                                                     Former  Trustee,  Mentor  Funds and Cash
                                                     Resource Trust.

-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
                                                     Medical Director, Healthcare Resource
                                                     Associates, Inc.; Former Medical
                                                     Director, U.S. Health Care/Aetna Health
Russell A. Salton, III MD                            Services; Former Consultant, Managed
DOB: 6/2/1947                                        Health Care; Former President, Primary
                                                     Physician Care; Former Director, Mentor
                            Director       2002      Income Fund, Inc.; Former Trustee,               106               None
                                                     Mentor Funds and Cash Resource Trust.
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------




-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
                                                     Attorney, Law Offices of Michael S.
Michael S. Scofield                                  Scofield; Former Director, Mentor
DOB: 2/20/1943                                       Income Fund, Inc.; Former Trustee,
                            Director       2002      Mentor Funds and Cash Resource Trust.            106               None
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
                                                     Independent     Consultant;
                                                     Director,  Trust Company of
                                                     CT;  Trustee,  Saint Joseph
                                                     College  (CT);  Director of
                                                     Hartford   Hospital,    Old
                                                     State  House   Association;
                                                     Trustee,  Greater  Hartford
                                                     YMCA;    Former   Chairman,
                                                     Environmental     Warranty,
                                                     Inc.   (insurance  agency);
                                                     Former            Executive
                                                     Consultant,    Drake   Beam
                                                     Morin, Inc.
Richard J. Shima                                     (executive outplacement); Former
DOB: 8/11/1939                                       Director of Enhance Financial Services,
                                                     Inc.; Former Director of CTG Resources,
                                                     Inc. (natural gas); Former Director
                                                     Middlesex Mutual Assurance Company;
                            Director       2002      Former Chairman, Board of Trustees,              106               None
                                                     Hartford Graduate Center; Former
                                                     Director, Mentor Income Fund, Inc.;
                                                     Former Trustee, Mentor Funds and Cash
                                                     Resource Trust.

-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------


Interested Directors:

-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
                                                                                                   Number of           Other

                                        Beginning                                                 Portfolios       Directorships

        Name and            Position     Year of                                                  Overseen in       held outside
      Date of Birth           with       Term of       Principal Occupations for Last Five      Evergreen funds     of Evergreen
                              Fund       Office*                      Years                         complex        funds complex

-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
------------------------ ------------- ------------ ------------------------------------------ ----------------- ------------------

                                                    Current Member and Former President,
                                                    North Carolina Securities Traders
                                                    Association; Member, Financial Analysts
                                                    Society; Former Chief Investment
Richard K. Wagoner,                                 Officer, Executive Vice President and
CFA**                                               Head of Capital Management Group, First
DOB: 12/12/1937                                     Union National Bank; Former Consultant
                                                    to the Boards of Trustees of the
                           Director       2002      Evergreen funds; Former Member, New York         106               None
                                                    Stock Exchange; Former Trustee, Mentor
                                                    Funds and Cash Resource Trust.


------------------------ ------------- ------------ ------------------------------------------ ----------------- ------------------




* Each Director serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office.

** Mr. Wagoner is an "interested person" of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund's adviser.

Director Ownership of Evergreen Funds Shares

         Set forth below is the dollar range of the Directors' investment in the Fund and the aggregate dollar range of their investment in the Evergreen fund complex, as of December 31, 2002.


---------------------------- --------------------- --------------------

                                                    Aggregate Dollar
         Directors             Dollar Range of          Range of
                              Investment in Fund   Investment in Fund
                                                         Complex


---------------------------- --------------------- --------------------
============================ ===================== ====================

Austin, Charles A., III*     None                  $10,001-$50,000

============================ ===================== ====================
============================ ===================== ====================

Gifford, K. Dun              None

============================ ===================== ====================
============================ ===================== ====================

Keith, Dr. Leroy, Jr.        None                  $10,001-$50,000

============================ ===================== ====================
============================ ===================== ====================

McDonnell, Gerald M.*        None                  $10,001-$50,000

============================ ===================== ====================
============================ ===================== ====================

Pettit, William W.*          None                  $10,001-$50,000

============================ ===================== ====================
============================ ===================== ====================

Richardson, David M.         None                  $50,001-$100,000

============================ ===================== ====================
============================ ===================== ====================

Salton, Dr. Russell A.,      None


============================ ===================== ====================
============================ ===================== ====================

Scofield, Michael S.*        None                  Over $100,000

============================ ===================== ====================
============================ ===================== ====================

Shima, Richard               None                  Over $100,000

============================ ===================== ====================



  * In addition to the above investment amounts, the Director has over $100,000 indirectly invested in certain of the Evergreen funds through Deferred Compensation plans.

         Set forth below are the officers of the Fund.


-------------------------------- ------------------------ -------------------------------------------------------------

                                   Position with Fund               Principal Occupation for Last Five Years

         Name, Address
       and Date of Birth

-------------------------------- ------------------------ -------------------------------------------------------------
-------------------------------- ------------------------ -------------------------------------------------------------


William M. Ennis                 President                President and Chief Executive Officer, Evergreen Investment
401 S. Tryon, 12th Floor                                  Company, Inc and Chief Operating Officer, Capital
Charlotte, NC 28288                                       Management Group, Wachovia Bank, N.A.
DOB: 6/26/1960
-------------------------------- ------------------------ -------------------------------------------------------------
-------------------------------- ------------------------ -------------------------------------------------------------

Carol Kosel                     Treasurer                 Senior Vice President, Evergreen Investment Services, Inc.
200 Berkeley Street                                       and Treasurer, Vestaur Securities, Inc.; former Senior
Boston, MA 02116                                          Manager, KPMG LLP.
DOB: 12/25/1963
-------------------------------- ------------------------ -------------------------------------------------------------
-------------------------------- ------------------------ -------------------------------------------------------------
                                                          Senior Vice President and General Counsel, Evergreen
Michael H. Koonce                Secretary                Investment Services, Inc.; Senior Vice President and
                                                          Assistant General Counsel, Wachovia Corporation; former
200 Berkeley Street                                       Senior Vice President and General Counsel, Colonial
Boston, MA 02116                                          Management Associates, Inc.; former Vice President and
                                                          Counsel, Colonial Management Associates, Inc.
DOB: 4/20/1960
-------------------------------- ------------------------ -------------------------------------------------------------
-------------------------------- ------------------------ -------------------------------------------------------------
                                 Vice President and       Vice President, Tax, BISYS Fund Services; former Assistant
Nimish S. Bhatt                  Assistant Treasurer      Vice President, EAMC/First Union National Bank; former
BISYS                                                     Senior Tax Consulting/Acting Manager, Investment Companies
                                                          Group, PricewaterhouseCoopers LLP, New York.
3435 Stelzer Road Columbus, OH
43219-8001
DOB: 6/6/1963


-------------------------------- ------------------------ -------------------------------------------------------------
-------------------------------- ------------------------ -------------------------------------------------------------
-------------------------------- ------------------------ -------------------------------------------------------------
                                 Vice President           Team Leader, Fund Administration, BISYS Fund Services.
Bryan Haft
BISYS
3435 Stelzer Road Columbus, OH
43219-8001
DOB: 1/23/1965
------------------------------- ------------------------ -------------------------------------------------------------
-------------------------------- ------------------------ -------------------------------------------------------------





                             DIRECTORS COMPENSATION

         Listed below is the Director compensation estimated to be paid by the Fund individually for the period beginning April 1, 2003 and ending on March 31, 2004 and by the Fund and the nine trusts and one other limited liability company in the Evergreen fund complex for the twelve months ended December 31, 2002. The Directors do not receive pension or retirement benefits from the Fund.


                                                         Total Compensation
                                 Estimated                From Fund and Fund
                                  Aggregate               Complex Paid to
                              Compensation from           Directors for the
                              Fund for Fiscal Year        Twelve Months Ended
  Name and Position          Ended March 31, 2004         December 31, 2002*
 --------------------------- ------------------------   ----------------------
    Charles A. Austin, III            _____                    $125,000
        K. Dun Gifford                _____                    $143,500
       Leroy Keith, Jr.               _____                    $125,000
     Gerald M. McDonnell              _____                    $134,727
     William Walt Pettit              _____                    $125,000
     David M. Richardson              _____                    $125,000
    Russell A. Salton, III            _____                    $144,000
     Michael S. Scofield              _____                    $160,000
       Richard J. Shima               _____                    $125,000
      Richard K. Wagoner              _____                    $125,000


*Certain Directors have elected to defer all or part of their total compensation for the twelve months ended December 31, 2002. The amounts listed below will be payable in later years to the respective Directors:

         Austin            $93,750
         Pettit            $125,000
         Scofield          $0


         Election of Directors is non-cumulative. Accordingly, holders of a majority of the outstanding Interests may elect all of the Directors who may be elected by such holders.


         The Fund's Limited Liability Company Agreement (the "Operating Agreement") limits the personal liability of Directors and officers to the Fund and its Members to the fullest extent permitted by Delaware law and the 1940 Act. Under Delaware law, the Fund's Directors and officers have no liability to the Fund and its Members for monetary damages except (a) for, and to the extent of, actual receipt of an improper benefit in money, property or services, or (b) in respect of an adjudication based upon a finding of active and deliberate dishonesty which was material to the cause of action adjudicated. In accordance with the 1940 Act, the Operating Agreement does not protect or purport to protect Directors and officers against any liability to the Fund or its Members to which they would be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties involved in the conduct of such person's office.

         In addition, the Fund's Operating Agreement provides that the Fund will indemnify its Directors and officers against liabilities and expenses in connection with the performance of their duties on behalf of the Fund to the fullest extent permitted by law, including the advancing of expenses incurred in connection therewith. Under Delaware law, the Fund is entitled (and, if the Director or officer is successful on the merits or otherwise, obligated) to indemnify each Director or officer in connection with any proceeding to which such Director or officer is made a party by reason of service in his capacity as a Director or officer, unless it is proved that (1) the act or omission of the Director or officer was material to the cause of action adjudicated in the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty, (2) the Director or officer actually received an improper personal benefit in money, property or services, or (3) in the case of any criminal proceeding, the Director or officer had reasonable cause to believe that the act or omission was unlawful. The foregoing standards apply both to third party actions and to derivative suits by or in the right of the Fund. Indemnification may be against judgments, penalties, fines, settlements and reasonable expenses actually incurred by the Director or officer in connection with the proceeding.

         If the proceeding is one by or in the right of the Fund, indemnification may not be made in respect of any proceeding in which the Director or officer shall have been adjudged to be liable to the Fund. In the view of the staff of the Commission, an indemnification provision is consistent with the 1940 Act if it (1) precludes indemnification for any liability, whether or not there is an adjudication of liability, arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties described in Section 17(h) and (i) of the 1940 Act ("disabling conduct") and (2) sets forth reasonable and fair means for determining whether indemnification shall be made; in the case of the Fund, "reasonable and fair means" would include (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnitee") was not liable by reason of disabling conduct (including a dismissal because of insufficiency of evidence) and (2) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of Directors who are neither "interested persons" of the Fund as defined in Section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) a written opinion of independent legal counsel.

         The indemnification rights provided or authorized by the Operating Agreement or applicable law are not exclusive of any other rights to which a person seeking indemnification may be entitled. The Fund intends to obtain liability insurance at its expense for the benefit of its Directors and officers which includes coverage for liability arising from the performance of their duties on behalf of the Fund which is not inconsistent with the indemnification provisions of the Operating Agreement and applicable law.

                   THE ADVISER, SUB-ADVISER AND ADMINISTRATOR

Adviser

         Evergreen Investment Management Company, LLC (previously defined as "EIMC" or the "Adviser"), a wholly owned subsidiary of Wachovia Bank, N.A., is the investment adviser to the Fund. Wachovia Bank, N.A., located at 201 South College Street, Charlotte, North Carolina 28288-0630, is a subsidiary of Wachovia Corporation, formerly First Union Corporation.

         The Adviser is a Delaware limited liability company. The Adviser is registered with the Commission as an investment adviser under the Investment Advisers Act of 1940, as amended. The business address of the Adviser and its officers and directors is 200 Berkeley Street, Boston, Massachusetts 02116-5034. Subject to the authority of the Board of Directors, the Adviser is responsible for overall management of the Fund's business affairs.

Investment Advisory Agreement


         The Board of Directors, including a majority of the Disinterested Directors, has the responsibility under the 1940 Act to approve the Fund's Investment Advisory and Management Agreement (the "Advisory Agreement") for its initial term and annually thereafter at a meeting called for the purpose of voting on such matters. Prior to the commencement of the Fund's operations, the Fund's Board of Directors, including the Disinterested Directors, considered and approved of the Advisory Agreement for an initial two-year term. In determining whether to approve the Advisory Agreement, the Directors reviewed the materials provided by the Adviser and considered the following: (1) the level of the management fees and estimated expense ratio of the Fund as compared to competitive funds of a comparable size; (2) the nature and quality of the services rendered by the Adviser to the Fund, (3) the costs of providing services to the Fund, and (4) the anticipated profitability of the Fund to the Adviser. The Advisory Agreement was also considered and approved by EIMC, the sole Member of the Fund.


         The Advisory Agreement will continue in effect for two years from its effective date and, thereafter, from year to year only if approved at least annually by the Board of Directors or by a vote of a majority of the Fund's outstanding voting securities (as provided in the 1940 Act). In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of the Disinterested Directors cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Fund's Board of Directors or by a vote of a majority of outstanding voting securities of the Fund or by the Adviser by either party to the other. The Advisory Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.

         Under the Advisory Agreement, and subject to the supervision of the Fund's Board of Directors, the Adviser furnishes to the Fund investment advisory, management and administrative services, office facilities, and equipment in connection with its services for managing the investment and reinvestment of the Fund's assets. The Adviser pays for all of the expenses incurred in connection with the provision of its services.

         Pursuant to the Advisory Agreement, the Adviser may enter into an agreement to retain, at its own expense, a firm or firms to provide the Fund with all of the services to be provided by the Adviser under the Advisory Agreement, provided such agreement is approved as required by law.

         The Advisory Agreement further provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such Agreement, except a loss resulting from the Adviser's willful misfeasance, bad faith, gross negligence, or reckless disregard by it of its obligations and duties under such Agreement.

         The Advisory Agreement provides that the Fund shall pay to the Adviser a fee for its services which is equal to the annual rate of 2.00% of the Fund's total net assets determined as of the last day of each calendar quarter. The advisory fee will be payable quarterly in arrears within 15 business days after the end of each calendar quarter.

Sub-Adviser


         As authorized by the Advisory Agreement, Ivy Asset Management Corp. (previously defined as "Ivy Asset Management" or the "Sub-Adviser"), a subsidiary of The Bank of New York Company, Inc., One Wall Street, New York, NY 10286, has been assigned responsibility for providing day-to-day investment management services to the Fund, subject to the supervision of EIMC. The Sub-Adviser is primarily responsible for making recommendations to the Adviser with respect to the selection of Portfolio Managers and the allocation of the assets of the Fund for investment among the Portfolio Managers. In addition, the Sub-Adviser is responsible for investing the cash portion of the Fund's assets not invested in Portfolio Funds. The Sub-Adviser is located at 591 Stewart Avenue, Garden City, NY 11530.


Investment Sub-Advisory Agreement


         The Sub-Adviser provides services to the Fund pursuant to the terms of a sub-advisory agreement entered into between EIMC and the Sub-Adviser dated as of _______________, 2003 (the "Sub-Advisory Agreement"). In consideration of the services provided by the Sub-Adviser, EIMC and not the Fund pays a quarterly fee to the Sub-Adviser.

         Prior to the commencement of Fund operations, the Sub-Advisory Agreement was considered and approved by the Board of Directors (including a majority of the Disinterested Directors) and by EIMC, the then sole Member of the Fund. It has an initial term of two years from the date of its execution, and may be continued in effect from year to year thereafter if such continuance is approved annually by the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund; provided that in either event the continuance is also approved by a majority of the Disinterested Directors by vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement is terminable without penalty, on 60 days' prior written notice: by the Board of Directors; by vote of a majority of the outstanding voting securities of the Fund; by the Adviser; or by the Sub-Adviser. The Sub-Advisory Agreement also provides that it will terminate automatically in the event of its "assignment," as defined by the 1940 Act and the rules thereunder.

         Pursuant to the Sub-Advisory Agreement, Ivy Asset Management shall not be responsible for any act or failure to act by the Portfolio Managers that it recommends except where such act or failure to act results from Ivy Asset Management's own gross negligence or willful misconduct.


         Under the Sub-Advisory Agreement, EIMC will indemnify, defend and hold harmless Ivy Asset Management and its officers, directors, shareholders and employees from and against any and all claims, liabilities, actions, judgments, causes of action, fines, assessments, penalties, costs and expenses (including, but not limited to, reasonable attorneys' fees, court costs, the costs associated with investigating any claims and any agreed upon amount paid in settlement) arising out of, relating to or otherwise in connection with the Sub-Advisory Agreement or the services provided by Ivy Asset Management thereunder or otherwise relating to EIMC or the Fund, their operations or investors in the Fund, except where a court of competent jurisdiction has finally determined (excluding any appeal of such decision unless such decision is stayed pending such appeal) that the claim, liability, action, judgment, cause of action, fine, assessment, penalty, costs or expenses arose directly out of the gross negligence or willful misconduct of Ivy in rendering its services under this Agreement.


Custodian

         State Street Bank and Trust Company ("State Street") serves as custodian to the Fund, subject to the supervision and control of the Fund's Board of Directors. For these custodial services, the Fund will pay a monthly fee at an annual rate of ___% of its average monthly assets.

Transfer Agent and Registrar

         _________________________________________ serves as transfer agent and registrar to the Fund, subject to the supervision and control of the Fund's Board of Directors. ___ provides the Fund with office facilities, transfer agent services, equipment and personnel. For these services, the Fund will pay a monthly fee of $____ per Member per month.

Administrator

         ___________________________________________________________ serves as administrator to the Fund, subject to the supervision and control of the Fund's Board of Directors. ___ provides the Fund with administrative office facilities and services, equipment and personnel. For these services, the Fund will pay a monthly fee at an annual rate of ____% of its net assets as of each month end.

Code of Ethics

         The Adviser, Sub-Adviser and Fund have adopted codes of ethics as required under the 1940 Act. Subject to certain conditions and restrictions, these codes permit personnel subject to the codes to invest in securities for their own accounts, including securities that may be purchased, held or sold by the Fund. Securities transactions by some of these persons may be subject to prior approval. Securities transactions of certain personnel are subject to quarterly reporting and review requirements. The code of the Adviser is, and the codes of the Sub-Adviser and Fund will be, on public file with, and available from, the Commission.


         The codes of ethics may be reviewed and copied at the Commission's Public Reference Room ("PRR"), in Washington, D.C. Information on the operation of the PRR may be obtained by calling the Commission at 1-202-942-8090. The codes of ethics are also available on the EDGAR database on the Commission's Internet site at http://www.sec.gov. Copies are also available (subject to a duplicating fee) at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

                               PORTFOLIO TURNOVER

         The Adviser will actively make portfolio adjustments that reflect the Fund's investment strategy, but does not intend to trade securities for the Fund for the purpose of seeking short-term profits. It will, however, change the Fund's securities, regardless of how long they have been held, when it believes doing so will further the Fund's investment objectives.

         The Fund reserves full freedom with respect to portfolio turnover. In periods when there are rapid changes in economic conditions or security price levels or when the investment strategy is changed significantly, portfolio turnover may be significantly higher than during times of economic and market price stability, when the investment strategy remains relatively constant. A high rate of portfolio turnover may result in increased transaction costs for the Fund in the form of increased dealer spreads and brokerage commissions.

         Certain of the Portfolio Funds may have high portfolio turnover rates, which could in turn increase the expenses of such Portfolio Funds as a result of their increased transaction costs. The Fund, as an investor in such Portfolio Funds, would bear its proportionate share of such expenses.

                                    TAXATION

Tax Aspects

         The following is a summary of certain aspects of the income taxation of the Fund and its Members which should be considered by a prospective Member. The Fund has not sought a ruling from the Internal Revenue Service (the "Service") or any other Federal, state or local agency with respect to any of the tax issues affecting the Fund, nor has it obtained an opinion of counsel with respect to any Federal tax issues other than the characterization of the Fund as a partnership for Federal income tax purposes.

         This summary of certain aspects of the Federal income tax treatment of the Fund is based upon the Internal Revenue Code of 1986, as amended (the "Code"), judicial decisions, Treasury Regulations (the "Regulations") and rulings in existence on the date hereof, all of which are subject to change. This summary does not discuss the impact of various proposals to amend the Code which could change certain of the tax consequences of an investment in the Fund. This summary also does not discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under the Federal income tax laws, such as insurance companies.

         EACH PROSPECTIVE MEMBER SHOULD CONSULT WITH ITS OWN TAX ADVISER IN ORDER FULLY TO UNDERSTAND THE FEDERAL, STATE, LOCAL AND FOREIGN INCOME TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND.

         In addition to the particular matters set forth in this section, tax-exempt organizations should review carefully those sections of the Private Placement Memorandum and the SAI regarding liquidity and other financial matters to ascertain whether the investment objectives of the Fund are consistent with their overall investment plans. Each prospective tax-exempt Member is urged to consult its own counsel regarding the acquisition of Interests.

Tax Treatment of Fund Operations

         Classification of the Fund Prior to the commencement of Fund operations, the Fund will have received an opinion of Sullivan & Worcester LLP, counsel to the Fund, that under the provisions of the Code and the Regulations, as in effect on the date of the opinion, as well as under the relevant authority interpreting the Code and the Regulations, and based upon certain representations of the Board of Directors, the Fund will be treated as a partnership for Federal income tax purposes and not as an association taxable as a corporation.

         Under Section 7704 of the Code, "publicly traded partnerships" are generally treated as corporations for Federal income tax purposes. A publicly traded partnership is any partnership the interests in which are traded on an established securities market or which are readily tradable on a secondary market (or the substantial equivalent thereof). Interests in the Fund will not be traded on an established securities market. Regulations concerning the classification of partnerships as publicly traded partnerships (the "Section 7704 Regulations") provide certain safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market (or the substantial equivalent thereof). The Fund may not be eligible for any of those safe harbors. In particular, it will not qualify under the private placement safe harbor set forth in the Section 7704 Regulations if the Fund has more than 100 Members.

         The Section 7704 Regulations specifically provide that the fact that a partnership does not qualify for the safe harbors is disregarded for purposes of determining whether interests in a partnership are readily tradable on a secondary market (or the substantial equivalent thereof). Rather, in this event the partnership's status is examined under a general facts and circumstances test set forth in the Section 7704 Regulations. Sullivan & Worcester LLP also will render its opinion that, under this "facts and circumstances" test, and based upon the anticipated operations of the Fund as well as the legislative history to Section 7704, the text of the Section 7704 Regulations and certain representations of the Board of Directors, the Interests in the Fund will not be readily tradable on a secondary market (or the substantial equivalent thereof) and, therefore, that the Fund will not be treated as a publicly traded partnership taxable as a corporation.

         Neither of the opinions of counsel described above, however, is binding on the Service or the courts. If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation for Federal income tax purposes (as a result of a successful challenge to such opinions by the Service, changes in the Code, the Regulations or judicial interpretations thereof, a material adverse change in facts, or otherwise), the taxable income of the Fund would be subject to corporate income tax when recognized by the Fund; distributions of such income, other than in certain redemptions of Interests, would be treated as dividend income when received by the Members to the extent of the current or accumulated earnings and profits of the Fund; and Members would not be entitled to report profits or losses realized by the Fund.

         UNLESS OTHERWISE INDICATED, REFERENCES IN THE FOLLOWING DISCUSSION OF THE TAX CONSEQUENCES OF FUND INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS, INCLUDE THE DIRECT INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS OF THE FUND, AND THOSE INDIRECTLY ATTRIBUTABLE TO THE FUND AS A RESULT OF IT BEING AN INVESTOR IN A PORTFOLIO FUND.

         As a partnership, the Fund is not itself subject to Federal income tax. The Fund files an annual partnership information return with the Service which reports the results of operations. Each Member is required to report separately on its income tax return its distributive share of the Fund's net long-term capital gain or loss, net short-term capital gain or loss and all other items of ordinary income or loss. Each Member is taxed on its distributive share of the Fund's taxable income and gain regardless of whether it has received or will receive a distribution from the Fund. Because most of the Portfolio Funds will also be treated as partnerships for federal income tax purposes, the Fund, and therefore Members, will recognize taxable income to the extent of the Fund's share of the taxable income of the Portfolio Funds. The Fund generally will have no power to control the timing of cash distributions by the Portfolio Funds. In addition, the Fund does not intend to make periodic distributions of its net income or gains, if any, to Members. The amount and timing of any distributions will be determined in the sole discretion of the Board of Directors. Accordingly, it is likely that a Member's share of taxable income from the Fund (as well as the taxes imposed on that income) could exceed the distributions, if any, he or she receives from the Fund. As a result, Members will be required each year to pay any applicable federal and state taxes on their respective share of the Fund's taxable income or gains (if the Fund has any such income or gains), and any such taxes would have to paid by the Member from other sources. As discussed below, Members will be furnished with a tax information report annually stating each Member's respective share of the Fund's tax items.

         Allocation of Profits and Losses. Under the Operating Agreement, the Fund's net capital appreciation or net capital depreciation for each accounting period is allocated among the Members and to their capital accounts without regard to the amount of income or loss actually recognized by the Fund for Federal income tax purposes. It is expected that a substantial portion of the Fund's income and gains will be derived from ordinary income and short-term capital gains.

         The Operating Agreement provides that items of income, deduction, gain, loss or credit actually recognized by the Fund for each fiscal year generally are to be allocated for income tax purposes among the Members pursuant to Regulations issued under Sections 704(b) and 704(c) of the Code, based upon amounts of the Fund's net capital appreciation or net capital depreciation allocated to each Member's capital account for the current and prior fiscal years.

         Under the Operating Agreement, the Board of Directors has the discretion to allocate specially an amount of the Fund's capital gain (including short-term capital gain) for Federal income tax purposes to a withdrawing Member to the extent that a Member's capital account balance exceeds the Federal income tax basis in its Interest. There can be no assurance that, if the Board of Directors makes such a special allocation, the Service will accept such allocation. If such allocation is successfully challenged by the Service, the Fund's gains allocable to the remaining Members would be increased.

         Tax Elections; Returns; Tax Audits. The Code provides for optional adjustments to the basis of partnership property upon distributions of partnership property to a partner and transfers of partnership interests (including by reason of death) provided that a partnership election has been made pursuant to Section 754. Under the Operating Agreement, in the event of a distribution of Fund property to a Member or Transfer (including by reason of death) of all or part of the Interest of a Member, the Board of Directors, in its sole and absolute discretion, may cause the Fund to make such an election. Any such election, once made, cannot be revoked without the Service's consent. The actual effect of any such election may depend upon whether any Portfolio Fund also makes such an election. As a result of the complexity and added expense of the tax accounting required to implement such an election, the Board of Directors presently does not intend to make such election.

         The Board of Directors decides how to report the partnership items on the Fund's tax returns, and all Members are required under the Code to treat the items consistently on their own returns, unless they file a statement with the Service disclosing the inconsistency. Given the uncertainty and complexity of the tax laws, it is possible that the Service may not agree with the manner in which the Fund's items have been reported. In the event the income tax returns of the Fund are audited by the Service, the tax treatment of the Fund's income and deductions generally is determined at the limited liability company level in a single proceeding rather than by individual audits of the Members. A Member chosen by the Board of Directors, designated as the "Tax Matters Member", has considerable authority to make decisions affecting the tax treatment and procedural rights of all Members. In addition, the Tax Matters Member has the authority to bind certain Members to settlement agreements and the right on behalf of all Members to extend the statute of limitations relating to the Members' tax liabilities with respect to Fund items.

Fund Tax Returns and Tax Information

         The Fund will use the accrual method of accounting and expects to use the calendar year as its tax year for income tax purposes. Income or loss of a Portfolio Fund that is taxed as a partnership using the calendar year or a fiscal year other than the Fund's fiscal year will be treated as if distributed to the Fund on the last day of the Portfolio Fund's fiscal year. The Fund may not receive tax information from Portfolio Funds in a sufficiently timely manner to enable the Fund to prepare its information returns in time for Members to file their returns without requesting an extension of the time to file from the Service (or state taxing agencies). Accordingly, it is expected that investors in the Fund will be required to obtain extensions of time to file their income tax returns.

         Management of the Portfolio Funds and/or independent accountants will prepare income tax information returns of the Portfolio Funds in which the Fund invests. An audit of the Fund's or a Portfolio Fund's information return may affect the tax consequences of an investment in the Fund by a Member and may cause audits of the returns of the Member. The activities of Portfolio Funds in which the Fund invests may give rise to additional tax issues, which in turn can affect the tax results of Members in the Fund.

Tax Consequences to a Withdrawing Member

         A Member receiving a cash liquidating distribution from the Fund, in connection with a complete withdrawal from the Fund, generally will recognize capital gain or loss to the extent of the difference between the proceeds received by such Member and such Member's adjusted tax basis in its Interest. Such capital gain or loss will be short-term, long-term, or some combination of both, depending upon the timing of the Member's contributions to the Fund. However, a withdrawing Member will recognize ordinary income to the extent such Member's allocable share of the Fund's "unrealized receivables" exceeds the Member's basis in such unrealized receivables (as determined pursuant to the Regulations). For these purposes, accrued but untaxed market discount, if any, on securities held by the Fund or a Portfolio Fund will be treated as an unrealized receivable, with respect to which a withdrawing Member would recognize ordinary income. A Member receiving a cash nonliquidating distribution will recognize income in a similar manner only to the extent that the amount of the distribution exceeds such Member's adjusted tax basis in its Interest.

         As discussed above, the Operating Agreement provides that the Board of Directors may specially allocate items of Fund capital gain (including short-term capital gain) to a withdrawing Member to the extent its capital account would otherwise exceed its adjusted tax basis in its Interest. Such a special allocation of gain may result in the withdrawing Member recognizing capital gain, which may include short-term capital gain, in the Member's last taxable year in the Fund, thereby reducing the amount of long-term capital gain recognized during the tax year in which it receives its liquidating distribution upon withdrawal.

Distributions and Adjusted Basis


         Distributions of Cash. The receipt of a cash distribution from the Fund by a Member generally will not result in the recognition of gain or loss for federal income tax purposes (unless the cash distribution exceeds the Member's adjusted tax basis). Cash distributions in excess of a Member's adjusted tax basis for its interest will generally result in the recognition by such investor of gain in the amount of such excess.


         Distributions of Property. A partner's receipt of a distribution of property from a partnership is generally not taxable. However, under Section 731 of the Code, a distribution consisting of marketable securities generally is treated as a distribution of cash (rather than property) unless the distributing partnership is an "investment partnership" within the meaning of Section 731(c)(3)(C)(i) and the recipient is an "eligible partner" within the meaning of
Section 731(c)(3)(C)(iii). The Fund will determine at the appropriate time whether it qualifies as an "investment partnership." Assuming it so qualifies, if a Member is an "eligible partner", which term should include a Member whose contributions to the Fund consisted solely of cash, the recharacterization rule described above would not apply. If the recharacterization rule does not apply, then, if the distribution of property is not in complete redemption of the Member's Interest in the Fund, the tax basis of the distributed property will be the lesser of the basis of the property in the hands of the Fund or the Member's tax basis for its Interest, and if the distribution of property is in complete redemption of the Member's Interest in the Fund, the tax basis of the distributed property will be the Member's tax basis for its Interest in the Fund.

         Tax Basis. A Member's tax basis for its Interest in the Fund will include the amount of money the Member contributed to the Fund. A Member's tax basis will be increased by the Member's respective share of the Fund's taxable income and gains, and will be decreased by distributions from the Fund to the Member and by the Member's respective share of any taxable losses. In the case of a property distribution, the Member's tax basis for its Interest in the Fund will be decreased (but not below zero) by the Fund's basis for the distributed property.

Limitations on Losses and Deductions

         It is anticipated that the Fund's expenses, including the investment management fee, will be investment expenses rather than trade or business expenses, with the result that any individual who is a Member will be entitled to deduct his or her share of certain of such expenses only to the extent that such share, together with such Member's other itemized deductions, exceeds 2% of such Member's adjusted gross income. Some of the Portfolio Funds may take the position that they are traders in securities, and accordingly the Fund's share of their expenses may not be subject to the same 2% rule.

         In addition, a Member's ability to deduct its share of the Fund's losses and expenses may be limited under one or more other provisions of the Code. There can be no assurance that the Fund's losses, if any, will produce a tax benefit in the year incurred or that such losses will be available to offset a Member's share of income in subsequent years. Prospective Members should consult their own tax adviser to determine the extent to which the deduction of their share of the Fund's losses and expenses may be limited.

         Placement fees may not be deducted or amortized for federal income tax purposes. Costs of organizing the Fund, such as the cost of preparing the Operating Agreement of the Fund, may be amortized over sixty months.

Tax Treatment of Fund Investments

         In General. The Fund expects to act as an investor, and expects that the Portfolio Funds will act as traders or investors, and not as a dealer, with respect to securities transactions. A trader and an investor are persons who buy and sell securities for their own accounts. A dealer, on the other hand, is a person who purchases securities for resale to customers rather than for investment or speculation.

         Generally, the gains and losses realized by a trader or an investor on the sale of securities are capital gains and losses. The Fund expects that a Portfolio Fund's gains and losses from securities transactions typically will be capital gains and capital losses. These capital gains and losses may be long-term or short-term depending, in general, upon the length of time the Fund or the Portfolio Fund maintains a particular investment position and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment.

         The Fund may realize ordinary income or loss with respect to its investments in partnerships engaged in a trade or business.

Potential Foreign Investments

         The Fund or the Portfolio Funds may make investments that may involve additional foreign tax issues. The tax consequences to Members depend in large part on the activities and investments of the Portfolio Funds in which the Fund invests, and such Portfolio Funds will not be controlled by the Fund. Special rules apply to U.S. Persons, such as the Fund, that invest in foreign corporations such as "passive foreign investment companies," "controlled foreign corporations," or "foreign personal holding companies." These rules can result in adverse tax consequences to the Members to the extent that the Fund invests in any such entities directly, or indirectly through Portfolio Funds.

Investment by Qualified Retirement Plans and Other Tax-Exempt Investors

         Qualified pension and profit-sharing plans (including Keogh or HR-l0 Plans), Individual Retirement Accounts ("IRAs"), educational institutions, and other investors exempt from taxation under Code Section 501 are generally exempt from federal income tax except to the extent that they have unrelated business taxable income ("UBTI"). UBTI is income from an unrelated trade or business regularly carried on, excluding various types of investment such as dividends, interest, certain rental income, and capital gain. Even the otherwise-exempt categories of income are UBTI to the extent derived from debt-financed property. If a tax-exempt organization is a partner in a partnership that generates UBTI, the UBTI of the partnership will pass through to the organization. Any UBTI of Portfolio Funds therefore will be reported to the Fund and, in turn, its Members. In addition, income derived from debt-financed property (that is, property as to which there is "acquisition indebtedness") is UBTI. Acquisition indebtedness is the unpaid amount of any debt incurred directly or indirectly to acquire or improve the property. During the period that any acquisition indebtedness is outstanding, a pro rata share of the income from the property will generally be UBTI based on the ratio of the average outstanding principal balance of such debt to the average basis of the property during the applicable tax year.

         To the extent that the Fund incurs debt to purchase any interests in Portfolio Funds, or other assets, a portion of the Fund's income will be UBTI. In addition, income from a Portfolio Fund in which the Fund invests will constitute UBTI to the extent that the Portfolio Fund acquired its assets with "acquisition indebtedness." Any UBTI realized by a Portfolio Fund that is taxed as a partnership must be taken into account by the Fund and its Members and the Adviser has no ability to control the operations of such entities. Therefore, a tax-exempt investor may be required to report a significant portion of its share of the Fund's taxable income as UBTI and the tax-exempt investor could incur a tax liability with respect to such income at the tax rates which would be applicable if the tax-exempt investor were not otherwise exempt from taxation. The Fund will attempt to obtain sufficient information from the Portfolio Funds in which it invests sufficient to determine the Fund's share of UBTI, if any. However, there can be no assurance that the Fund will be able to obtain such information on a timely basis or that such information will be correct.

         Under current law, the receipt of any amount of UBTI in a year by a charitable remainder trust will make the trust taxable on all of its income for that year (even from unrelated sources). For this reason an investment in the Fund is unsuitable for such trusts.

         The foregoing discussion is intended to apply primarily to qualified retirement plans; the UBTI of certain other exempt organizations may be computed in accordance with special rules. Prospective investors that are tax-exempt trusts should consult with their counsel and advisers as to the potential impact of the receipt of UBTI from the Fund. Tax exempt investors that are retirement plans should also consider a number of additional factors in their evaluation of a potential investment in the Fund.

Certain Issues Pertaining to Specific Exempt Organizations

         Private Foundations. Private foundations and their managers are subject to excise taxes if they invest "any amount in such a manner as to jeopardize the carrying out of any of the foundation's exempt purposes." This rule requires a foundation manager, in making an investment, to exercise "ordinary business care and prudence" under the facts and circumstances prevailing at the time of making the investment, in providing for the short-term and long-term needs of the foundation to carry out its exempt purposes. The factors which a foundation manager may take into account in assessing an investment include the expected rate of return (both income and capital appreciation), the risks of rising and falling price levels, and the need for diversification within the foundation's portfolio.

         In order to avoid the imposition of an excise tax, a private foundation may be required to distribute on an annual basis its "distributable amount," which includes, among other things, the private foundation's "minimum investment return," defined as 5% of the excess of the fair market value of its nonfunctionally related assets (assets not used or held for use in carrying out the foundation's exempt purposes), over certain indebtedness incurred by the foundation in connection with such assets. It appears that a foundation's investment in the Fund would most probably be classified as a nonfunctionally related asset. A determination that an interest in the Fund is a nonfunctionally related asset could conceivably cause cash flow problems for a prospective Member which is a private foundation. Such an organization could be required to make distributions in an amount determined by reference to unrealized appreciation in the value of its interest in the Fund. Of course, this factor would create less of a problem to the extent that the value of the investment in the Fund is not significant in relation to the value of other assets held by a foundation.

         In some instances, an investment in the Fund by a private foundation may be prohibited by the "excess business holdings" provisions of the Code. For example, if a private foundation (either directly or together with a "disqualified person") acquires more than 20% of the capital interest or profits interest of the Fund, the private foundation may be considered to have "excess business holdings." If this occurs, such foundation may be required to divest itself of its interest in the Fund in order to avoid the imposition of an excise tax. However, the excise tax will not apply if at least 95% of the gross income from the Fund is "passive" within the applicable provisions of the Code and Regulations. Although there can be no assurance, the Board of Directors believes that the Fund will meet such 95% gross income test.

         A substantial percentage of investments of certain "private operating foundations" may be restricted to assets directly devoted to their tax-exempt purposes. Otherwise, generally, rules similar to those discussed above govern their operations.

         Qualified Retirement Plans. Employee benefit plans subject to the provisions of ERISA, Individual Retirement Accounts and Keogh Plans should consult their counsel as to the implications of such an investment under ERISA. (See "ERISA Considerations.")

         Endowment Funds. Investment managers of endowment funds should consider whether the acquisition of an Interest is legally permissible. This is not a matter of Federal law, but is determined under state statutes. It should be noted, however, that under the Uniform Management of Institutional Funds Act, which has been adopted, in various forms, by a large number of states, participation in investment partnerships or similar organizations in which funds are commingled and investment determinations are made by persons other than the governing board of the endowment fund is allowed.

State and Local Taxation

         In addition to the federal income tax consequences summarized above, prospective investors should consider the potential state and local tax consequences of an investment in the Fund. The Fund may become subject to income and other taxes in states and localities based on the Fund's investments in entities that conduct business in those jurisdictions. Members of the Fund are generally taxable in their state of residence on their share of the Fund's income. Members of the Fund may be subject to tax in other jurisdictions depending on the activities of the Portfolio Funds in which the Fund invests and the laws of those jurisdictions. Additionally, Members of the Fund may be entitled to a credit in their state of residence for taxes paid to other jurisdictions.

Other Taxes

         The foregoing is a summary of some of the tax rules and considerations affecting Members, the Fund, and the Fund's operations, and does not purport to be a complete analysis of all relevant tax rules and considerations, nor does it purport to be a complete listing of all potential tax risks inherent in making an investment in the Fund. Non-U.S. investors are urged to consult their own tax advisers regarding any proposed investment in the Fund. A Member may be subject to other taxes, including but not limited to, state and local taxes, estate and inheritance taxes, and intangible taxes that may be imposed by various jurisdictions. The Fund also may be subject to state, local, and foreign taxes that could reduce cash distributions to Members. It is the responsibility of each Member to file all appropriate tax returns that may be required. Each prospective Member is urged to consult his or her tax adviser with respect to any investment in the Fund.

                              ERISA CONSIDERATIONS

         Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended (an "ERISA Plan" and "ERISA," respectively), and persons who are fiduciaries with respect to an IRA or Keogh Plan, which is not subject to ERISA but is subject to the prohibited transaction rules of Section 4975 of the Code (together with ERISA Plans, "Benefit Plans") should consider, among other things, the matters described below before determining whether to invest in the Fund.

         ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor ("DOL") regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan's portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan's purposes, an examination of the risk and return factors, the portfolio's composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment and the projected return of the total portfolio relative to the ERISA Plan's funding objectives. Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in the Fund may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. If a fiduciary with respect to any such ERISA Plan breaches its or his responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself or himself may be held liable for losses incurred by the ERISA Plan as a result of such breach.

         Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund should not be considered to be "plan assets" of the ERISA Plans investing in the Fund for purposes of ERISA's (or the Code's) fiduciary responsibility and prohibited transaction rules. Thus, the Adviser and Sub-Adviser will not be fiduciaries within the meaning of ERISA with respect to the assets of any ERISA Plan that becomes a Member of the Fund, by reason of their authority with respect to the Fund.

         A Benefit Plan which proposes to invest in the Fund will be required to represent that it, and any fiduciaries responsible for such Plan's investments, are aware of and understand the Fund's investment objective, policies and strategies, that the decision to invest plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Benefit Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and/or the Code.

         Certain prospective Benefit Plan Members may currently maintain relationships with the Adviser, the Sub-Adviser or their affiliates or the Portfolio Funds. Each of such persons may be deemed to be a party in interest to and/or a fiduciary of any Benefit Plan to which it provides investment management, investment advisory or other services. ERISA prohibits (and the Code penalizes) the use of ERISA and Benefit Plan assets for the benefit of a party in interest and also prohibits (or penalizes) an ERISA or Benefit Plan fiduciary from using its position to cause such Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. ERISA and Benefit Plan Members should consult with counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code. Fiduciaries of ERISA or Benefit Plan Members will be required to represent that the decision to invest in the Fund was made by them as fiduciaries that are independent of such affiliated persons, that such fiduciaries are duly authorized to make such investment decision and that they have not relied on any individualized advice or recommendation of such affiliated persons, as a primary basis for the decision to invest in the Fund.

         The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this SAI and the Private Placement Memorandum is general and may be affected by future publication of regulations and rulings. Potential Benefit Plan Members should consult their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Interests.

                               CALCULATION OF FEES

         If, consistent with the provisions of the Fund's Operating Agreement and currently effective registration statement, the determination of net asset value is suspended or net asset value is otherwise not calculated on a particular day, then for purposes of calculating and accruing any fee payable by the Fund that is based on the Fund's net asset value, such fee will be computed on the basis of the value of the Fund's net assets as last calculated.

                             PORTFOLIO TRANSACTIONS

         The Fund anticipates that many of its transactions will be effected directly with Portfolio Funds and such transactions may not be subject to brokerage commissions. In some instances, however, the Fund may incur expenses in connection with effecting its portfolio transactions, including the payment of brokerage commissions or fees payable to Portfolio Funds or parties acting on behalf of or at the direction of Portfolio Funds. Portfolio transaction orders may be directed to any broker, including, to the extent and in the manner permitted by applicable law, the Placement Agent or its affiliates, and other affiliates of the Fund.

                             PERFORMANCE INFORMATION

         From time to time, the Fund may quote the Fund's total return, aggregate total return or yield in sales literature or in reports and other communications to shareholders. The Fund's performance will vary depending upon market conditions, the composition of its portfolio, and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing the Fund's performance with that of other investment companies should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

Average Annual Total Return

         The Fund's average annual total return figures will be computed according to a formula prescribed by the Commission. The formula can be expressed as follows:

                                 P(1 + T)n = ERV

         Where: P = a hypothetical initial payment of $1000, T = average annual total return, N = number of years, and ERV = ending redeemable value of a hypothetical $1000 payment made at the beginning of a 1-, 5-, or 10-year period at the end of a 1-, 5-, or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

         The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and the deduction of all recurring expenses that were charged to Members' accounts.

         The performance of the Fund will vary from time to time in response to fluctuations in market conditions, interest rates, the composition of the Fund's investments and expenses. Consequently, the Fund's performance figures are historical and should not be considered representative of the performance of the Fund for any future period.

Non-Standardized Performance

         In addition to the performance information described above, the Fund may provide total return information for designated periods, such as for the most recent six months or most recent twelve months. This total return information is computed as described under "Total Return" above except that no annualization is made.

         In reports or other communications to Members or in advertising materials, the Fund may compare its performance with that of (1) closed-end investment companies listed in the rankings prepared by ______________________, publications such as ____________________________ or other industry or financial publications or (2) the ____________________________ and other relevant indices and industry publications. The Fund may also compare the historical volatility of its portfolio to the volatility of such indices during the same time periods. (Volatility is a generally accepted barometer of the market risk associated with a portfolio of securities and is generally measured in comparison to the stock market as a whole - the beta - or in absolute terms - the standard deviation.)

                              FINANCIAL STATEMENTS

Independent Accountants


         KPMG LLP are the Fund's independent accountants providing audit and tax return preparation and consultation services in connection with the review of various Commission filings. The address of KPMG LLP is 99 High Street, Boston, Massachusetts 02110. The Statement of Assets and Liabilities of the Fund as of _______, 2003 and the Statement of Operations of the Fund for the one day then ended included in this Statement of Additional Information are attached to this Statement of Additional Information.

                              FINANCIAL STATEMENTS

                     EVERGREEN MANAGED STRATEGIES FUND, LLC

                                                             APPENDIX A

                             CORPORATE BOND RATINGS

         The Portfolio Funds may rely on ratings provided by independent rating services to help determine the credit quality of bonds and other obligations the Portfolio Funds intend to purchase or already own. A rating is an opinion of an issuer's ability to pay interest and/or principal when due. Ratings reflect an issuer's overall financial strength and whether it can meet its financial commitments under various economic conditions.

         If a security held by a Portfolio Fund loses its rating or has its rating reduced after the Portfolio Fund has purchased it, the Portfolio Fund is not required to sell or otherwise dispose of the security, but may consider doing so.

         The principal rating services, commonly used by Portfolio Managers and investors generally, are S&P and Moody's. A Portfolio Fund may also rely on ratings provided by Fitch. Rating systems are similar among the different services. As an example, the chart below compares basic ratings for long-term bonds. The "Credit Quality" terms in the chart are for quick reference only. Following the chart are the specific definitions each service provides for its ratings.

                      COMPARISON OF LONG-TERM BOND RATINGS

     ================= ================ =============== =================================================

     MOODY'S           S&P              FITCH           Credit Quality
     ================= ================ =============== =================================================
     ----------------- ---------------- --------------- -------------------------------------------------
     Aaa               AAA              AAA             Excellent Quality (lowest risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------
     Aa                AA               AA              Almost Excellent Quality (very low risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------
     A                 A                A               Good Quality (low risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------
     Baa               BBB              BBB             Satisfactory Quality (some risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------
     Ba                BB               BB              Questionable Quality (definite risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------
     B                 B                B               Low Quality (high risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------
     Caa/Ca/C          CCC/CC/C         CCC/CC/C        In or Near Default
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------
                       D                DDD/DD/D        In Default
     ================= ================ =============== =================================================

                                LONG-TERM RATINGS

Moody's Corporate Long-Term Bond Ratings

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations, (i.e. they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P Corporate Long-Term Bond Ratings

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C: As described below, obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet it financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected. S&P changes ratings to D either:

o        On the day an interest and/or principal payment is due and is not paid.
         An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

o Upon voluntary bankruptcy filing or similar action. An exception is made if S&P expects that debt service payments will continue to be made on a specific issue. In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Corporate Long-Term Bond Ratings

Investment Grade

AAA Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. A ratings denote a lower expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitment is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D Default. Securities are not meeting current obligations and are extremely speculative. DDD designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, DD indicates expected recovery of 50%-90% of such outstandings, and D the lowest recovery potential, i.e. below 50%.

+ or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA rating category or to categories below CCC.

                          CORPORATE SHORT-TERM RATINGS


Moody's Corporate Short-Term Issuer Ratings

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics.

-- Leading market positions in well-established industries.

-- High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

-- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P Corporate Short-Term Obligation Ratings

A-1 A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected. S&P changes ratings to D either:

o        On the day an interest and/or principal payment is due and is not paid.
         An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

o Upon voluntary bankruptcy filing or similar action, An exception is made if S&P expects that debt service payments will continue to be made on a specific issue. In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Fitch Corporate Short-Term Obligation Ratings

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D Default.  Denotes actual or imminent payment default.

EVERGREEN MANAGED STRATEGIES FUND, LLC


PART C.  OTHER INFORMATION

Item 24.  Financial Statements and Exhibits.

(1) FINANCIAL STATEMENTS - The following financial statements have been incorporated by reference into the Registration Statement as described on page ___ of the Statement of Additional Information.

(i)      Statements of Assets and Liabilities as of ______________, 2003;
(ii) Statement of Operations of the Fund for the one day then ended ______________, 2003; and
(iii)    Notes to Financial Statements ______________, 2003.

         Statements, schedules and historical information other than these listed above have been omitted since they are either not applicable, or not required or the required information is shown in the financial statements or notes thereto.

(2)      EXHIBITS

         All references are to the Registration Statement on Form N-2 as filed with the Commission on August 12, 2002, File No. 811-21175 (the "Registration Statement").

         (a)(1) Certificate of Formation of Limited Liability Company of the Registrant is incorporated by reference to the Registration Statement.

            (2) Form of Limited Liability Company Agreement of the Registrant is
                filed herewith as Appendix A to the Private Placement Memorandum included in this Amendment No. 1 to the Registration Statement.

         (b)    Not Applicable.

         (c)    Not Applicable.

         (d)    See Item 24(2)(a)(2).

         (e)    Not Applicable.

         (f)    Not Applicable.

         (g)(1) Form of Investment Advisory and Management Agreement between the Registrant and Evergreen Investment Management Company, LLC is incorporated by reference to the Registration Statement.

            (2) Form  of  Advisory   Agreement  between   Evergreen   Investment
                Management Company, LLC and Ivy Asset Management Corp. is incorporated by reference to the Registration Statement.

         (h)    Placement Agency Agreement. (1)

         (i)    Deferred Compensation Plan is filed herewith.

         (j) Form of Custodian Agreement by and between the Registrant and State Street Bank and Trust Company. (1)

         (k)(1) Form of Accounting Services Agreement. (1)

            (2) Form of Transfer Agency Agreement. (1)

         (l)    Not Applicable.

         (m)    Not Applicable.

         (n)    Not Applicable.

         (o)    Not Applicable.

         (p)    Agreement Regarding Provisions of Initial Capital. (1)

         (q)    Not Applicable.

         (r)(1) Code of Ethics of the Registrant. (1)

            (2) Code of Ethics of Evergreen Investment  Management Company, LLC.
                Incorporated by reference to the Registration Statement.

            (3) Code of Ethics of Ivy Asset Management Corp. (1)

         (1)    To be filed by amendment.

Item 25.  Marketing Arrangements

          Not Applicable.

Item 26.  Other Expenses of Issuance and Distribution*

          The following table sets forth the expenses to be incurred in connection with the issuance and distribution of securities described in the Registration Statement.

          All figures are estimates:

          Legal fees and expenses                              $_______
          Accounting fees and expenses                         $_______
          Blue Sky fees and expenses                           $_______
          Printing and engraving expenses                      $_______
          Miscellaneous expenses                               $_______

          TOTAL                                                $_______

         *To be completed by amendment.

Item 27.  Persons Controlled by or Under Common Control with Registrant

          None.

Item 28.  Number of Holders of Securities (as of _________, 2003)

          Title of Class                              Number of Record Holders

Units of Limited Liability Company          _____   (The Registrant anticipates that
Interests                                            as a result of the private offering
                                                     of interests in the Registrant
                                                     there will be more than 100
                                                     record holders of such interests
                                                     in the future)

Item 29.  Indemnification

         Prior to the commencement of operations, the Registrant will have obtained from a major insurance carrier a trustees and officers liability policy covering certain types of errors and omissions.

         Provisions for the indemnification of the Registrant's Trustees and officers are also contained in the Registrant's Limited Liability Company Agreement.

          Provisions for the indemnification of the Registrant's Advisor and Sub-Advisor are contained in the respective Investment Advisory and Management Agreement and Advisory Agreement, respectively.

Item 30.  Business and Other Connections of Investment Adviser

          The Directors and principal executive officers of Wachovia Bank, N.A. are:

G. Kennedy Thompson                Chairman,  Wachovia  Corporation and Wachovia
                                   Bank,   N.A.,   Chief   Executive    Officer,
                                   President and Director,  Wachovia Corporation
                                   and Wachovia Bank, N.A.

Mark C. Treanor                    Executive Vice President, Secretary & General
                                   Counsel, Wachovia Corporation;  Secretary and
                                   Executive Vice President, Wachovia Bank, N.A.

Robert                             T. Atwood Executive Vice President and Chief
                                   Financial Officer, Wachovia Corporation;
                                   Chief Financial Officer and Executive Vice
                                   President, Wachovia Bank, N.A.

          All of the  above  persons  are  located  at  the  following  address:
Wachovia Bank, N.A., One Wachovia Center, Charlotte, NC 28288

          The information required by this item with respect to Evergreen Investment Management Company, LLC is incorporated by reference to the Form ADV (File No. 801-827).

          The information required by this item with respect to Ivy Asset Management Corp. is incorporated by reference to the Form ADV (File No. 801-45776).

Item 31.  Location of Accounts and Records

         State Street Bank and Trust Company maintains certain required accounting related and financial books and records of the Registrant at 2 Heritage Drive, North Quincy, Massachusetts, 02171. The other required books and records are maintained by Evergreen Investment Management Company, LLC at 200 Berkeley Street, Boston, MA 02116 and 401 S. Tryon Street, Charlotte, NC 28288 and by Ivy Asset Management Corp. at 591 Stewart Avenue, Garden City, New York 11530.

Item 32.  Management Services

          Not Applicable.

Item 33.  Undertakings

          Not Applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, the Commonwealth of Massachusetts, on the 11th day of February, 2003.

                                        EVERGREEN MANAGED STRATEGIES FUND, LLC



                                        By: /s/ Michael H. Koonce
                                            Name: Michael H. Koonce
                                            Title:   Secretary

                                  EXHIBIT INDEX

---------------------------- ---------------------------------------------------
Exhibit No.                   Description of Exhibits
---------------------------- ---------------------------------------------------
(a)(2)                        Form of Limited Liability Company Agreement of the
                              Registrant.  Filed  herewith  as Appendix A to the
                              Private  Placement  Memorandum  included  in  this
                              Amendment No. 1 to the Registration  Statement.
---------------------------- ---------------------------------------------------
(i)                           Deferred Compensation Plan
---------------------------- ---------------------------------------------------